UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-05002

Deutsche DWS Variable Series II

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-2500

Diane Kenneally

One International Place

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2018

ITEM 1.	REPORT TO STOCKHOLDERS

December 31, 2018

Annual Report

Deutsche DWS Variable Series II

(formerly Deutsche Variable Series II)

DWS Alternative Asset Allocation VIP

(formerly Deutsche Alternative Asset Allocation VIP)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from your insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site, and your insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance company electronically by following the instructions provided by your insurance company.

You may elect to receive all future reports in paper free of charge from your insurance company. If your insurance company informs you that future reports will be delivered via Web access, you can inform your insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by your insurance company.

Contents

3	Performance Summary
5	Management Summary
7	Portfolio Summary
8	Investment Portfolio
10	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Financial Highlights
13	Notes to Financial Statements
17	Report of Independent Registered Public Accounting Firm
18	Information About Your Fund’s Expenses
19	Tax Information
19	Proxy Voting
20	Advisory Agreement Board Considerations and Fee Evaluation
23	Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Although allocation among different asset categories generally limits risk, portfolio management may favor an asset category that underperforms other assets or markets as a whole. The Fund expects to invest in underlying funds that emphasize alternatives or non-traditional asset categories or investment strategies, and as a result, it is subject to the risk factors of those underlying funds. Some of those risks include: stock market risk; the political, general economic, liquidity and currency risks of foreign investments, which may be particularly significant for emerging markets; credit and interest rate risk; floating rate loan risk; volatility in commodity prices, infrastructure and high-yield debt securities; market direction risk (market advances when short, market declines when long); and short sales risk. Because Exchange Traded Funds (ETFs) trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. ETFs also incur fees and expenses so they may not fully match the performance of the indexes they are designed to track. Because Exchange Traded Notes (ETNs) are senior, unsecured, unsubordinated debt securities of an issuer (typically a bank or bank holding company), ETNs are subject to the credit risk of the issuer and may lose value due to a downgrade in the issuer’s credit rating. The returns of an ETN are linked to the performance of an underlying instrument (typically an index), minus applicable fees. ETNs typically do not make periodic interest payments and principal typically is not protected. The value of an ETN may fluctuate based on factors such as time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying assets, changes in the applicable interest rates, and economic, legal, political or geographic events that affect the underlying assets. The Fund bears its proportionate share of any fees and expenses borne by the ETN. Because ETNs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. The Fund may use derivatives, including as part of its currency and interest-rate strategies. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The success of the Fund’s currency and interest-rate strategies are dependent, in part, on the effectiveness and implementation of portfolio management’s proprietary models. As part of these strategies, the Fund’s exposure to foreign currencies could cause lower returns or even losses because foreign currency rates may fluctuate significantly over short periods of time for a number of reasons. The risk of loss is heightened during periods of rapid rises in interest rates. In addition, the notional amount of the Fund’s aggregate currency and interest-rate exposure resulting from these strategies may significantly exceed the net assets of the Fund. Please read prospectus for additional risks and specific details regarding the Fund’s risk profile.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED    NO BANK GUARANTEE    MAY LOSE VALUE    NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Performance Summary	December 31, 2018 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2018 are 1.36% and 1.65% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. These expense ratios include net expenses of the underlying funds in which the Fund invests.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment in DWS Alternative Asset Allocation VIP from 2/2/09 to 12/31/18

The Morgan Stanley Capital International (MSCI) World Index captures large and mid cap representation across 23 Developed Market countries.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more.

The Blended Index is calculated using the performance of two unmanaged indices, representative of stocks (the MSCI World Index (70%)) and bonds (the Bloomberg Barclays U.S. Aggregate Bond Index (30%)). These results are summed to produce the aggregate benchmark.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results

DWS Alternative Asset Allocation VIP		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$9,086	$10,277	$9,967	$15,229
	Average annual total return	–9.14%	0.91%	–0.07%	4.33%
MSCI World Index	Growth of $10,000	$9,129	$12,013	$12,496	$27,577
	Average annual total return	–8.71%	6.30%	4.56%	10.78%
Bloomberg Barclays U.S. Aggregate Bond Index	Growth of $10,000	$10,001	$10,630	$11,326	$14,200
	Average annual total return	0.01%	2.06%	2.52%	3.60%
Blended Index	Growth of $10,000	$9,404	$11,627	$12,215	$23,171
	Average annual total return	–5.96%	5.15%	4.08%	8.84%

The growth of $10,000 is cumulative.

*

The Fund commenced offering Class A shares on February 2, 2009. The performance shown for each index is for the time period of January 31, 2009 through December 31, 2018, which is based on the performance period of the life of the Fund.

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	|	3

DWS Alternative Asset Allocation VIP		1-Year	3-Year	5-Year	Life of Class**
Class B	Growth of $10,000	$9,065	$10,185	$9,827	$13,647
	Average annual total return	–9.35%	0.61%	–0.35%	3.28%
MSCI World Index	Growth of $10,000	$9,129	$12,013	$12,496	$24,846
	Average annual total return	–8.71%	6.30%	4.56%	9.92%
Bloomberg Barclays U.S. Aggregate Bond Index	Growth of $10,000	$10,001	$10,630	$11,326	$13,873
	Average annual total return	0.01%	2.06%	2.52%	3.46%
Blended Index	Growth of $10,000	$9,404	$11,627	$12,215	$20,542
	Average annual total return	–5.96%	5.15%	4.08%	7.80%

The growth of $10,000 is cumulative.

**

The Fund commenced offering Class B shares on May 18, 2009. The performance shown for each index is for the time period of May 31, 2009 through December 31, 2018, which is based on the performance period of the life of Class B.

4	|	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Management Summary	December 31, 2018 (Unaudited)

The Fund returned –9.14% (Class A shares, unadjusted for contract charges) during the 12-month period ended December 31, 2018, trailing the –5.96% return of its blended benchmark. The past year proved very challenging for the Fund, since virtually all asset categories experienced negative returns. Broader indexes linked to equities, commodities, and bonds all lost ground due to the combination of rising interest rates and emerging concerns about the trajectory of global growth. Perhaps more notably, financial assets demonstrated unusually high correlations in the fourth quarter once investor sentiment soured and the markets sold off. As a result, our diversified and long-term approach failed to add value in 2018.

The Fund’s positions in investments with sensitivity to the global equity markets — including infrastructure stocks, preferred stocks, and convertible bonds — all experienced double-digit losses and were generally the largest detractors. We invested in these areas as a way to gain exposure to risk-sensitive assets with higher income and a lower degree of expected volatility than the broad equity indexes. This aspect of our approach worked well through the first nine months of the period, when stocks were rising. However, these categories did not provide meaningful downside protection in the fourth-quarter downturn, when indiscriminate selling pressured returns across the equity market. We maintained the positions based on their long-term income potential and, in the case of infrastructure stocks, the expanding need for infrastructure to serve the world’s growing population.

The Fund’s allocation to real estate investment trusts (REITs), while also affected by broader-market weakness, nonetheless outperformed our other equity-sensitive investments. The asset class was helped by its strong underlying fundamentals and, later in the period, reduced worries about rising interest rates and investors’ preference for the more defensive areas of the market.

A position in commodities was an additional drag on Fund returns. The asset class experienced poor performance in the fourth calendar quarter, when the prospect of slowing economic growth sparked fears of slowing end demand in 2019.

Our allocation to fixed income did not provide the expected ballast to the portfolio, since the majority of the position was held in emerging-markets bonds. The category slumped due to questions about the growth outlook for the emerging world, as well as economic turmoil in Argentina and Turkey in the late summer. However, our allocation to floating-rate securities finished with only a narrow loss. At a time in which the U.S. Federal Reserve was tightening its monetary policy, bonds with floating-rate features benefited from elevated investor demand.

The Fund’s performance was also affected by its positions in exchange-traded funds (ETFs) with an inverse relationship to the CBOE Volatility Index (VIX). We held these funds in the early part of the year in anticipation that the low-volatility environment for stocks would continue. They declined sharply once volatility spiked in February, however, and we elected to close the position. On the positive side, we held ETFs linked to the performance of the U.S. dollar. The dollar rallied in 2018 due to the United States’ stronger relative growth and tighter central bank policy versus other major developed nations.

The Fund finished December with allocations that were broadly in line with what it held throughout the year. While the markets were very volatile in the fourth quarter due to concerns about the growth outlook, we retained our core positioning on the belief that the world economy was on track for a continued expansion. With that said, we closed the year with a higher-than-normal allocation to cash, reflecting our desire to maintain the flexibility to capitalize on the potential for further volatility in the first half of 2019.

Pankaj Bhatnagar, PhD, Managing Director

Darwei Kung, Managing Director

Dokyoung Lee, CFA, Director

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	|	5

Terms to Know

The Blended Index is calculated using the performance of two unmanaged indices, representative of stocks (the Morgan Stanley Capital International (MSCI) World Index, 70%) and bonds (the Bloomberg Barclays U.S. Aggregate Bond Index, 30%). These results are summed to produce the aggregate benchmark. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

Convertible bonds are bonds that are issued by corporations and that can be converted to shares of the issuing company’s stock at the bondholder’s discretion.

Preferred stocks are hybrid securities that offer some of the features of both stocks and bonds.

An exchange-traded fund (ETF) is a security that tracks an index, a commodity or a basket of assets like an index fund, but trades like a stock on an exchange.

The CBOE Volatility Index (VIX Index) is a measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.

6	|	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Portfolio Summary	(Unaudited)

Asset Allocation* (As a % of Investment Portfolio)	12/31/18	12/31/17
Real Asset	40%	45%
DWS Enhanced Commodity Strategy Fund	15%	13%
DWS RREEF Real Estate Securities Fund	8%	4%
DWS RREEF Global Real Estate Securities Fund	6%	8%
iShares Global Infrastructure ETF	6%	9%
DWS RREEF Global Infrastructure Fund	5%	11%

Alternative Fixed Income	21%	23%
DWS Floating Rate Fund	12%	7%
DWS Emerging Markets Fixed Income Fund	7%	9%
iShares JP Morgan USD Emerging Markets Bond ETF	2%	4%
VanEck Vectors JPMorgan EM Local Currency Bond ETF	—	3%

Alternative Equity	19%	19%
SPDR Bloomberg Barclays Convertible Securities ETF	14%	14%
iShares U.S. Preferred Stock ETF	5%	5%

Absolute Return	4%	6%
DWS Global Macro Fund	3%	0%
Invesco DB U.S. Dollar Index Bullish Fund	1%	0%
VelocityShares Daily Inverse VIX Short Term ETN	—	3%
PowersShares DB U.S. Dollar Index Bullish Fund	—	2%
ProShares Short VIX Short-Term Futures ETF	—	1%

Cash Equivalents	16%	7%
DWS ESG Liquidity Fund	8%	—
DWS Central Cash Management Government Fund	8%	7%
	100%	100%

*

During the periods indicated, asset categories and investment strategies represented in the Fund’s portfolio fell into the following categories: Real Assets, Alternative Fixed Income, Alternative Equity, and Absolute Return. Real Asset investments have a tangible or physical aspect such as real estate or commodities. Alternative Fixed Income investments seek to offer exposure to categories generally not included in investors’ allocations and to foreign investments, many of which are not denominated in US dollars. Alternative Equity investments are investments primarily in convertible and preferred instruments that offer equity exposure. Absolute Return investments seek positive returns in all market environments or seek to increase the diversification or liquidity of the Fund’s portfolio.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 8.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	|	7

Investment Portfolio	December 31, 2018

	Shares	Value ($)
Mutual Funds 56.2%

DWS Emerging Markets Fixed Income Fund “Institutional” (a)	1,978,800	17,037,469

DWS Enhanced Commodity Strategy Fund “Institutional” (a)	3,640,095	34,471,696

DWS Floating Rate Fund “Institutional” (a)	3,762,828	29,538,196

DWS Global Infrastructure Fund “Institutional” (a)	980,486	12,746,320

DWS Global Macro Fund “Institutional” (a)	694,835	6,302,154

DWS Global Real Estate Securities Fund “Institutional” (a)	1,629,076	13,651,660

DWS Real Estate Securities Fund “Institutional” (a)	945,289	17,837,606
Total Mutual Funds (Cost $144,220,009)		131,585,101

Exchange-Traded Funds 28.2%

Invesco DB U.S. Dollar Index Bullish Fund	97,613	2,484,251

iShares Global Infrastructure ETF	369,135	14,536,536

iShares JP Morgan USD Emerging Markets Bond ETF	51,200	5,320,192

	Shares	Value ($)

iShares U.S. Preferred Stock ETF	317,840	10,879,663

SPDR Bloomberg Barclays Convertible Securities ETF	701,340	32,815,699
Total Exchange-Traded Funds (Cost $71,044,980)		66,036,341

Cash Equivalents 15.4%

DWS Central Cash Management Government Fund, 2.41% (a) (b)	17,736,862	17,736,862

DWS ESG Liquidity Fund “Institutional” (a)	18,323,518	18,321,686
Total Cash Equivalents (Cost $36,060,378)		36,058,548

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $251,325,367)	99.8	233,679,990
Other Assets and Liabilities, Net	0.2	410,460
Net Assets	100.0	234,090,450

The Fund mainly invests in Underlying DWS Funds and Non-affiliated ETFs. The Underlying DWS Funds in which the Fund invests are considered to be affiliated investments.

A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2018 are as follows:

Value ($) at 12/31/2017	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2018	Value ($) at 12/31/2018
Mutual Funds 56.2%
DWS Emerging Markets Fixed Income Fund “Institutional” (a)
16,551,326	2,244,341	—	—	(1,758,198)	675,341	—	1,978,800	17,037,469
DWS Enhanced Commodity Strategy Fund “Institutional” (a)
25,128,692	17,512,515	—	—	(8,169,511)	3,751,715	—	3,640,095	34,471,696
DWS Floating Rate Fund “Institutional” (a)
13,334,203	17,640,183	—	—	(1,436,190)	1,007,083	—	3,762,828	29,538,196
DWS Global Infrastructure Fund “Institutional” (a)
20,825,265	1,044,820	6,879,000	(79,375)	(2,165,390)	331,420	—	980,486	12,746,320
DWS Global Macro Fund “Institutional” (a)
—	6,943,003	—	—	(640,849)	402,303	119,430	694,835	6,302,154
DWS Global Real Estate Securities Fund “Institutional” (a)
14,968,792	3,131,573	3,088,000	(206,519)	(1,154,186)	722,872	48,627	1,629,076	13,651,660
DWS Real Estate Securities Fund “Institutional” (a)
7,376,866	17,392,842	5,701,100	(544,027)	(686,975)	688,741	323,079	945,289	17,837,606
Cash Equivalents 15.4%
DWS Central Cash Management Government Fund 2.41% (a) (b)
12,941,460	101,616,053	96,820,651	—	—	219,363	—	17,736,862	17,736,862
DWS ESG Liquidity Fund “Institutional” (a)
—	18,323,516	—	—	(1,830)	62,093	—	18,323,518	18,321,686
111,126,604	185,848,846	112,488,751	(829,921)	(16,013,129)	7,860,931	491,136	49,691,789	167,643,649

(a)	Affiliated fund managed by DWS Investment Management Americas Inc.
(b)	The rate shown is the annualized seven-day yield at period end.

SPDR: Standard & Poor’s Depositary Receipt

The accompanying notes are an integral part of the financial statements.

8	|	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2018 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Mutual Funds	$131,585,101	$—	$—	$131,585,101
Exchange-Traded Funds	66,036,341	—	—	66,036,341
Short-Term Investments	36,058,548	—	—	36,058,548
Total	$233,679,990	$—	$—	$233,679,990

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	|	9

Statement of Assets and Liabilities

as of December 31, 2018

Assets
Investments in affiliated Underlying Funds, at value (cost $180,280,387)	$167,643,649
Investments in non-affiliated securities, at value (cost $71,044,980)	66,036,341
Cash	10,000
Receivable for Fund shares sold	593,427
Dividends receivable	34,977
Interest receivable	26,391
Other assets	4,768
Total assets	234,349,553

Liabilities
Payable for Fund shares redeemed	76,422
Accrued Trustees’ fees	5,249
Other accrued expenses and payables	177,432
Total liabilities	259,103
Net assets, at value	$234,090,450

Net Assets Consist of
Distributable earnings (loss)	(21,221,438)
Paid-in capital	255,311,888
Net assets, at value	$234,090,450
Class A

Net Asset Value, offering and redemption price per share ($26,396,275 ÷ 2,180,831 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$12.10
Class B

Net Asset Value, offering and redemption price per share ($207,694,175 ÷ 17,175,164 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$12.09

     Statement of Operations

for the year ended December 31, 2018

Investment Income
Income:
Income distributions from affiliated Underlying Funds	$7,860,931
Dividends	2,931,443
Total income	10,792,374
Expenses:
Management fee	1,140,088
Administration fee	205,334
Recordkeeping fees (Class B)	165,837
Services to shareholders	3,433
Distribution and service fees (Class B)	445,558
Custodian fee	7,299
Professional fees	73,743
Reports to shareholders	54,116
Registration fees	20
Trustees’ fees and expenses	14,184
Other	6,574
Total expenses before expense reductions	2,116,186
Expense reductions	(1,270,804)
Total expenses after expense reductions	845,382
Net investment income	9,946,992

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Sale of affiliated Underlying Funds	(829,921)
Sale of non-affiliated Underlying Funds	(6,691,257)
Capital gain distributions from affiliated Underlying Funds	491,136
(7,030,042)
Change in net unrealized appreciation (depreciation) on:
Affiliated Underlying Funds	(16,013,129)
Non-affiliated Underlying Funds	(7,305,480)
(23,318,609)
Net gain (loss)	(30,348,651)
Net increase (decrease) in net assets resulting from operations	$(20,401,659)

The accompanying notes are an integral part of the financial statements.

10	|	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2018	2017
Operations:
Net investment income (loss)	$9,946,992	$3,728,776
Net realized gain (loss)	(7,030,042)	(2,891,098)
Change in net unrealized appreciation (depreciation)	(23,318,609)	10,090,153
Net increase (decrease) in net assets resulting from operations	(20,401,659)	10,927,831
Distributions to shareholders:
Class A	(576,122)	(586,944)
Class B	(3,035,192)	(2,539,240)
Total distributions	(3,611,314)	(3,126,184)*
Fund share transactions:
Class A
Proceeds from shares sold	4,125,802	4,259,606
Reinvestment of distributions	576,122	586,944
Payments for shares redeemed	(2,134,243)	(3,329,766)
Net increase (decrease) in net assets from Class A share transactions	2,567,681	1,516,784
Class B
Proceeds from shares sold	83,793,280	53,356,061
Reinvestment of distributions	3,035,192	2,539,240
Payments for shares redeemed	(15,136,874)	(12,561,333)
Net increase (decrease) in net assets from Class B share transactions	71,691,598	43,333,968
Increase (decrease) in net assets	50,246,306	52,652,399
Net assets at beginning of period	183,844,144	131,191,745

Net assets at end of period	$234,090,450	183,844,144 **

Other Information
Class A
Shares outstanding at beginning of period	1,982,448	1,866,984
Shares sold	319,659	321,873
Shares issued to shareholders in reinvestment of distributions	45,508	45,046
Shares redeemed	(166,784)	(251,455)
Net increase (decrease) in Class A shares	198,383	115,464

Shares outstanding at end of period	2,180,831	1,982,448
Class B
Shares outstanding at beginning of period	11,540,895	8,257,413
Shares sold	6,569,707	4,038,118
Shares issued to shareholders in reinvestment of distributions	239,557	194,727
Shares redeemed	(1,174,995)	(949,363)
Net increase (decrease) in Class B shares	5,634,269	3,283,482

Shares outstanding at end of period	17,175,164	11,540,895

*	Includes distributions from net investment income.

**	Includes undistributed net investment income of $3,670,578.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	|	11

Financial Highlights

	Years Ended December 31,
Class A	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$13.61	$12.97	$12.60	$13.88	$13.75
Income (loss) from investment operations:
Net investment income[a]	.61	.33	.35	.29	.36
Net realized and unrealized gain (loss)	(1.84)	.62	.31	(1.13)	.13
Total from investment operations	(1.23)	.95	.66	(.84)	.49
Less distributions from:
Net investment income	(.28)	(.31)	(.29)	(.41)	(.27)
Net realized gains	—	—	—	(.03)	(.09)
Total distributions	(.28)	(.31)	(.29)	(.44)	(.36)
Net asset value, end of period	$12.10	$13.61	$12.97	$12.60	$13.88
Total Return (%)[b,c]	(9.14)	7.41	5.30	(6.29)	3.50

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	26	27	24	21	20
Ratio of expenses before expense reductions (%)[d,e]	.73	.64	.56	.53	.56
Ratio of expenses after expense reductions (%)[d,e]	.16	.19	.27	.33	.32
Ratio of net investment income (%)	4.78	2.50	2.70	2.19	2.54
Portfolio turnover rate (%)	32	55	51	21	28

	Years Ended December 31,
Class B	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$13.59	$12.96	$12.59	$13.87	$13.74
Income (loss) from investment operations:
Net investment income[a]	.62	.31	.31	.25	.31
Net realized and unrealized gain (loss)	(1.88)	.59	.31	(1.12)	.14
Total from investment operations	(1.26)	.90	.62	(.87)	.45
Less distributions from:
Net investment income	(.24)	(.27)	(.25)	(.38)	(.23)
Net realized gains	—	—	—	(.03)	(.09)
Total distributions	(.24)	(.27)	(.25)	(.41)	(.32)
Net asset value, end of period	$12.09	$13.59	$12.96	$12.59	$13.87
Total Return (%)[b,c]	(9.35)	7.01	4.99	(6.54)	3.24

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	208	157	107	88	94
Ratio of expenses before expense reductions (%)[d,e]	1.08	.93	.85	.83	.86
Ratio of expenses after expense reductions (%)[d,e]	.45	.48	.57	.62	.57
Ratio of net investment income (%)	4.85	2.31	2.45	1.84	2.22
Portfolio turnover rate (%)	32	55	51	21	28

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]	Total return would have been lower if the Advisor had not reduced some Underlying DWS Funds’ expenses.
[d]

The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

[e]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

12	|	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Alternative Asset Allocation VIP (formerly Deutsche Alternative Asset Allocation VIP) (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (formerly Deutsche Variable Series II) (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust. The Fund mainly invests in other affiliated DWS funds (i.e., mutual funds, exchange-traded funds and other pooled investment vehicles managed by DWS Investment Management Americas, Inc. or one of its affiliates, together the “Underlying DWS Funds”), non-affiliated exchange-traded funds (“Non-affiliated ETFs”), non-affiliated exchange-traded notes (“Non-affiliated ETNs”) and derivative investments. Non-affiliated ETFs, Non-affiliated ETNs and Underlying DWS Funds are collectively referred to as “Underlying Funds.” During the six months ended June 30, 2018, the Fund primarily invested in Underlying DWS Funds and non-affiliated ETFs. Each Underlying DWS Fund’s accounting policies and investment holdings are outlined in the Underlying DWS Funds’ financial statements and are available upon request.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

In October 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification, which is intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Effective with the current reporting period, the Fund adopted the amendments with the impacts being that the Fund is no longer required to present components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributable earnings and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Investments in mutual funds are valued at the net asset value per share of each class of the Underlying DWS Funds and are categorized as Level 1.

ETFs and ETNs are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. ETFs and ETNs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. ETFs and ETNs securities are generally categorized as Level 1.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	|	13

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

At December 31, 2018, the Fund had approximately $10,101,000 of tax basis capital loss carryforwards, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($6,827,000) and long-term losses ($3,274,000).

The Fund has reviewed the tax positions for the open tax years as of December 31, 2018 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and capital gain distributions from Underlying Funds. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2018, the Fund’s components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income*	$10,093,696
Capital loss carryforward	$(10,101,000)
Unrealized appreciation (depreciation) on investments	$(21,213,771)

At December 31, 2018, the aggregate cost of investments for federal income tax purposes was $254,893,761. The net unrealized depreciation for all investments based on tax cost was $21,213,771. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $2,148,131 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $23,361,902.

In addition, the tax character of distributions paid by the Fund is summarized as follows:

	Years Ended December 31,
	2018	2017
Distributions from ordinary income*	$3,611,314	$3,126,184

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend Income is recorded on the ex-dividend date. Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended December 31, 2018, purchases and sales of affiliated Underlying Funds (excluding short-term investments) aggregated $65,909,277 and $15,668,100, respectively. Purchases and sales of Non-affiliated ETFs aggregated $47,449,126 and $46,047,042, respectively.

14	|	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (formerly Deutsche Investment Management Americas Inc.) (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments in Underlying Funds to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund’s subadvisors.

RREEF America L.L.C. (“RREEF”), an indirect, wholly owned subsidiary of DWS Group, acts as an investment subadvisor to the Fund. As an investment subadvisor to the Fund, RREEF provides investment management services to the portions of the Fund’s portfolio allocated to direct investments in global real estate and global infrastructure securities. RREEF is paid by the Advisor for the services RREEF provides to the Fund. As of the date of this report, the Fund obtained its exposure to global real estate and global infrastructure securities indirectly through investments in other Underlying DWS Funds.

The Fund does not invest in the Underlying DWS Funds for the purpose of exercising management or control; however, investments within the set limits may represent 5% or more of an Underlying DWS Fund’s outstanding shares. At December 31, 2018, the Fund held approximately 25% of DWS Global Macro Fund, 23% of DWS Emerging Markets Fixed Income Fund and 11% of DWS Floating Rate Fund. Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

On assets invested in other DWS Funds	.20%
On assets invested in all other assets not considered DWS Funds	1.20%

Accordingly, for the year ended December 31, 2018, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.56% of the Fund’s average daily net assets.

In addition, the Advisor will receive management fees from managing the Underlying DWS Funds in which the Fund invests.

For the period from January 1, 2018 through April 30, 2019, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and Underlying Funds) of each class as follows:

Class A	.23%
Class B	.53%

In addition, the Advisor has contractually agreed to waive its fees and/or reimburse fund expenses for the period January 1, 2018 through September 30, 2019 to the extent necessary to maintain the fund’s total annual operating expenses (including indirect expenses of Underlying Funds and excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) of each class as follows:

Class A	.86%
Class B	1.15%

For the year ended December 31, 2018, the Advisor has voluntarily agreed to waive 0.15% of its management fee.

For the year ended December 31, 2018, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$154,900
Class B	1,115,904
$1,270,804

The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which it is invested.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	|	15

DIMA an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2018, the Administration Fee was $205,334, of which $19,869 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2018, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at December 31, 2018
Class A	$128	$23
Class B	250	42
	$378	$65

Distribution Service Agreement. Under the Fund’s Class B 12b-1 plan, DWS Distributors, Inc. (“DDI”) received a fee (“Distribution Service Fee”) of 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2018, the Distribution Service Fee aggregated $445,558, of which $43,990 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended December 31, 2018, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $14,716, of which $10,799 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee.

D. Ownership of the Fund

At December 31, 2018, two participating insurance company was the owner of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 87% and 11%. Two participating insurance companies were the owner of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 66% and 23%, respectively.

16	|	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Variable Series II and Shareholders of DWS Alternative Asset Allocation VIP:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS Alternative Asset Allocation VIP (formerly Deutsche Alternative Asset Allocation VIP) (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series II (formerly Deutsche Variable Series II)) (the “Trust”), including the investment portfolio, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series II) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

February 14, 2019

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	|	17

Information About Your Fund’s Expenses	(Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the expense of the Underlying Funds in which the Fund invests. These expenses are not included in the Fund’s annualized expense ratios used to calculate the expense estimate in the tables. In the most recent six-month period, the Fund limited the ongoing expenses the Fund bears directly; had it not done so, expenses would have been higher. The examples in the table are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2018 to December 31, 2018).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2018

Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/18	$1,000.00	$1,000.00
Ending Account Value 12/31/18	$945.30	$943.80
Expenses Paid per $1,000*	$.83	$2.25

Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/18	$1,000.00	$1,000.00
Ending Account Value 12/31/18	$1,024.35	$1,022.89
Expenses Paid per $1,000*	$.87	$2.35

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios**	Class A	Class B
Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	.17%	.46%

**

The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. These ratios do not include these indirect fees and expenses.

For more information, please refer to the Fund’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

18	|	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Tax Information	(Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	|	19

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Alternative Asset Allocation VIP’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) and sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Agreement, the “Agreements”) between DIMA and RREEF America L.L.C. (“RREEF”), an affiliate of DIMA, in September 2018.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA has managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA and RREEF are part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s and RREEF’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and RREEF provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. Throughout the course of the year, the Board also received information regarding DIMA’s oversight of fund sub-advisers, including RREEF. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has

20	|	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2017, the Fund’s performance (Class A shares) was in the 1st quartile, 1st quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2017.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2017). The Board noted that, since inception, DIMA has waived voluntarily a portion (0.15%) of the Fund’s management fee. With respect to any sub-advisory fee paid to RREEF, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted the Fund’s total (net) operating expenses and noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and RREEF.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA from advising the DWS Funds along with the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality. The Board did not receive profitability information with respect to the Fund, but did receive such information with respect to the funds in which the Fund invests. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	|	21

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

22	|	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	82	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International; Public Radio International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago	82	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); Massachusetts Humane Society; Overseer of the New England Conservatory; former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston); American Documentary, Inc. (public media)	82	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	82	—
Paul K. Freeman* (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive committee); Adjunct Professor, University of Denver Law School (2017–present); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International; Denver Zoo Foundation (2012–2018)	82	—

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	|	23

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990

Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)

		82	Director, Aberdeen Japan Fund (since 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	82	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	82	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	82	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	82	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present Assistant Secretary, 2013–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (since March 2018); Assistant Secretary, DWS Distributors, Inc. (since June 25, 2018); Director and Vice President, DWS Service Company (since June 25, 2018); Assistant Secretary, DWS Investment Management Americas, Inc. (since June 25, 2018); and Director and President, DB Investment Managers, Inc. (since June 25, 2018); formerly: Vice President for the Deutsche funds (2016–2017)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); and Director and Vice President, DWS Trust Company (2016–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Diane Kenneally[8,9] (1966) Treasurer and Chief Financial Officer since 2018	Director,[3] DWS; formerly: Assistant Treasurer for the DWS funds (2007–2018)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)

24	|	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (since 2018)
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 345 Park Avenue, New York, NY 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed Treasurer and Chief Financial Officer effective July 2, 2018.

*	Paul K. Freeman retired from the Board effective December 31, 2018.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

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Notes

Notes

VS2AAA-2 (R-025824-8 2/19)

December 31, 2018

Annual Report

Deutsche DWS Variable Series II

(formerly Deutsche Variable Series II)

DWS CROCI® U.S. VIP

(formerly Deutsche CROCI® U.S. VIP)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from your insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site, and your insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance company electronically by following the instructions provided by your insurance company.

You may elect to receive all future reports in paper free of charge from your insurance company. If your insurance company informs you that future reports will be delivered via Web access, you can inform your insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by your insurance company.

Contents

3	Performance Summary
4	Management Summary
6	Portfolio Summary
7	Investment Portfolio
9	Statement of Assets and Liabilities
9	Statement of Operations
10	Statements of Changes in Net Assets
11	Financial Highlights
12	Notes to Financial Statements
17	Report of Independent Registered Public Accounting Firm
18	Information About Your Fund’s Expenses
19	Tax Information
19	Proxy Voting
20	Advisory Agreement Board Considerations and Fee Evaluation
23	Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

The Fund will be managed using the CROCI® Investment Process which is based on portfolio management’s belief that, over time, stocks which display more favorable financial metrics (for example, the CROCI® Economic P/E Ratio) as generated by this process may outperform stocks which display less favorable metrics. This premise may not prove to be correct and prospective investors should evaluate this assumption prior to investing in the Fund. Stocks may decline in value. The Fund may lend securities to approved institutions. Please read the prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE     NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Performance Summary	December 31, 2018 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2018 are 0.82% and 1.15% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment in DWS CROCI® U.S. VIP

The Standard & Poor’s 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Prior to October 3, 2016, the Fund had a team that operated with a different investment strategy. Performance would have been different if the Fund’s current strategy had been in effect.

Comparative Results

DWS CROCI® U.S. VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$8,950	$10,516	$10,843	$21,623
	Average annual total return	–10.50%	1.69%	1.63%	8.02%
S&P 500® Index	Growth of $10,000	$9,562	$13,042	$15,033	$34,303
	Average annual total return	–4.38%	9.26%	8.49%	13.12%

DWS CROCI® U.S. VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$8,929	$10,429	$10,684	$20,988
	Average annual total return	–10.71%	1.41%	1.33%	7.70%
S&P 500® Index	Growth of $10,000	$9,562	$13,042	$15,033	$34,303
	Average annual total return	–4.38%	9.26%	8.49%	13.12%

The growth of $10,000 is cumulative.

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Management Summary	December 31, 2018 (Unaudited)

The Fund returned –10.50% (Class A shares, unadjusted for contract charges) in 2018 and underperformed the –4.38% return for its benchmark, the S&P 500 Index. All of the downturn in the broader U.S. equity market occurred in the fourth calendar quarter. Prior to this time, stocks were buoyed by the combination of robust economic conditions and rising corporate earnings in the United States. Late in the year, however, investors’ appetite for risk evaporated amid questions about the outlook for global growth, interest rates, and U.S. trade policy. The index declined 13.52% in the fourth quarter, leading to a negative return for the full year.

The majority of the Fund’s underperformance occurred prior to the end of September. During this time, investors maintained a strong preference for faster-growing companies — particularly mega-cap technology stocks — while showing less interest in those with lower valuations and higher dividends. This trend resulted in a wide gap in the returns of the growth and value categories. In this environment, our value approach put the Fund out of step with broader market trends and was the primary factor causing underperformance. Our emphasis on lower-volatility stocks also detracted at a time in which higher-beta, momentum-driven equities generally outperformed. Once the market backdrop grew less favorable in the fourth quarter, the outperformance of growth stocks and the momentum style started to wane and value-oriented, lower-beta stocks began to experience better relative performance. While this shift worked to the Fund’s advantage, it did not help it to overcome the earlier shortfall.

The Fund’s performance was aided by our stock selection in the industrials sector, but the benefit was offset by weaker results in consumer discretionary, information technology, and financials. In the consumer discretionary sector, American Axle & Manufacturing Holdings, Inc.* — which declined due to broader weakness among auto-related companies — was a key detractor. The construction-supply company Mohawk Industries, Inc.,* which came under pressure from worries that rising interest rates would stem demand among homebuyers, was another key detractor. The Fund’s underperformance in technology largely stemmed from positions in Micron Technology, Inc. and Cognizant Technology Solutions Corp. Micron slid due to the prospect of a slowdown in the semiconductor industry as a whole, while Cognizant lagged due to disappointing revenues and concerns regarding its growth outlook. Financials proved to be a challenging area for the Fund, as well. Our holdings posted a negative return in the aggregate, with the largest effects coming from Synchrony Financial, Citigroup Inc. and Capital One Financial Corp.

On the positive side, our favorable showing in industrials was the result of a zero weighting in General Electric Co. — a large sector component whose shares plunged during the period — as well as investments in several stocks that outperformed and that we sold prior to the market downturn. Among these were Southwest Airlines Co.,* Raytheon Co.,* and Lockheed Martin Corp.* Outside of industrials, the pharmaceutical giant Merck & Co., Inc. was the largest contributor. The stock finished the year with a gain and strongly outpaced its sector peers due to its success with its cancer drug Keytruda, as well as its increased dividend and potential for expanding operating margins.

We are disappointed in the Fund’s results, but we are also remaining true to our value discipline. Value stocks underperformed growth by a wide margin in the time since April 2015, when the Fund began to use the CROCI® strategy, through September of this year. Although growth remained persistently in favor, it’s important to remember that the two styles tend to alternate leadership over time — as evidenced by the relative strength in value during the final three months of the year. We believe our CROCI® investment process, through its disciplined approach and emphasis on higher-quality stocks with attractive valuations, is well positioned to benefit if the relative performance of the value style continues to improve.

Di Kumble, CFA, Managing Director

John Moody, Vice President

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

4	|	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Terms to Know

The Standard & Poor’s 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

Contribution and detraction incorporate both a stock’s total return and its weighting in the index.

Overweight means the Fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the Fund holds a lower weighting.

*	Not held in the portfolio as of December 31, 2018.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	|	5

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio)	12/31/18	12/31/17
Common Stocks	97%	99%
Cash Equivalent	3%	1%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents)	12/31/18	12/31/17
Financials	27%	18%
Information Technology	21%	8%
Health Care	16%	15%
Industrials	11%	15%
Materials	10%	5%
Consumer Discretionary	8%	7%
Consumer Staples	5%	10%
Utilities	2%	14%
Communication Services	—	8%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 7.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.

6	|	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Investment Portfolio	December 31, 2018

	Shares	Value ($)
Common Stocks 97.2%
Consumer Discretionary 7.7%
Auto Components 2.4%
BorgWarner, Inc.	87,697	3,046,593

Household Durables 5.3%

D.R. Horton, Inc.	98,439	3,411,896

Garmin Ltd.	53,669	3,398,321

		6,810,217

Consumer Staples 4.9%
Beverages 2.5%
Coca-Cola Co.	68,688	3,252,377

Food Products 2.4%
Tyson Foods, Inc. “A”	57,317	3,060,728

Financials 26.1%
Banks 11.5%

Bank of America Corp.	126,310	3,112,278

Citigroup, Inc.	54,923	2,859,291

JPMorgan Chase & Co.	31,671	3,091,723

SunTrust Banks, Inc.	55,500	2,799,420

U.S. Bancorp.	63,081	2,882,802

		14,745,514

Capital Markets 5.0%

Bank of New York Mellon Corp.	69,861	3,288,357

State Street Corp.	49,191	3,102,477

		6,390,834

Consumer Finance 9.6%

American Express Co.	32,352	3,083,793

Capital One Financial Corp.	39,837	3,011,279

Discover Financial Services	50,147	2,957,670

Synchrony Financial	135,155	3,170,736

		12,223,478

Health Care 15.4%
Biotechnology 7.7%

Amgen, Inc.	17,623	3,430,669

Celgene Corp.*	50,616	3,243,980

Gilead Sciences, Inc.	50,546	3,161,652

		9,836,301

Pharmaceuticals 7.7%

Bristol-Myers Squibb Co.	64,540	3,354,789

Johnson & Johnson	23,252	3,000,671

Merck & Co., Inc.	45,135	3,448,765

		9,804,225
Industrials 10.7%
Aerospace & Defense 0.8%
United Technologies Corp.	9,963	1,060,860

Electrical Equipment 2.5%
Eaton Corp. PLC	46,995	3,226,677

Machinery 5.1%

Cummins, Inc.	23,861	3,188,784

PACCAR, Inc.	57,375	3,278,408

		6,467,192

	Shares	Value ($)

Professional Services 2.3%
ManpowerGroup, Inc.	44,074	2,855,995
Information Technology 20.3%
Electronic Equipment, Instruments & Components 2.7%
TE Connectivity Ltd.	46,391	3,508,551

IT Services 7.5%

Amdocs Ltd.	52,721	3,088,396

Cognizant Technology Solutions Corp. “A”	50,302	3,193,171

International Business Machines Corp.	29,059	3,303,137

		9,584,704

Semiconductors & Semiconductor Equipment 10.1%

Applied Materials, Inc.	98,326	3,219,193

Lam Research Corp.	24,046	3,274,344

Micron Technology, Inc.*	95,747	3,038,052

Skyworks Solutions, Inc.	49,518	3,318,697

		12,850,286

Materials 9.4%
Chemicals 4.9%

Eastman Chemical Co.	43,024	3,145,485

LyondellBasell Industries NV “A”	37,377	3,108,271

		6,253,756

Containers & Packaging 2.2%
WestRock Co.	74,746	2,822,409

Metals & Mining 2.3%
Nucor Corp.	56,636	2,934,311

Utilities 2.7%
Electric Utilities
Exelon Corp.	75,304	3,396,210
Total Common Stocks (Cost $142,204,335)		124,131,218

Cash Equivalent 2.8%
DWS Central Cash Management Government Fund, 2.41% (a) (Cost $3,576,006)	3,576,006	3,576,006

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $145,780,341)	100.0	127,707,224
Other Assets and Liabilities, Net	0.0	48,696
Net Assets	100.0	127,755,920

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	|	7

A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2018 are as follows:

Value ($) at 12/31/2017	Purchases Cost ($)	Sales Proceeds ($)		Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2018	Value ($) at 12/31/2018
Securities Lending Collateral 0.0%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 2.29% (a) (b)
4,968,641	—	4,968,641	(c)	—	—	1,980	—	—	—
Cash Equivalent 2.8%
DWS Central Cash Management Government Fund, 2.41% (a)
1,372,351	22,264,157	20,060,502		—	—	30,452	—	3,576,006	3,576,006
6,340,992	22,264,157	25,029,143		—	—	32,432	—	3,576,006	3,576,006

*	Non-income producing security.

(a)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(b)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(c)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested for the year ended December 31, 2018.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2018 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (d)	$124,131,218	$—	$—	$124,131,218
Short-Term Investment	3,576,006	—	—	3,576,006
Total	$127,707,224	$—	$—	$127,707,224

(d)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

8	|	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Statement of Assets and Liabilities

as of December 31, 2018

Assets
Investments in non-affiliated securities, at value (cost $142,204,335)	$124,131,218
Investment in DWS Central Cash Management Government Fund (cost $3,576,006)	3,576,006
Receivable for Fund shares sold	7,006
Dividends receivable	248,544
Interest receivable	6,239
Other assets	3,206
Total assets	127,972,219

Liabilities
Payable for Fund shares redeemed	57,322
Accrued management fee	54,633
Accrued Trustees’ fees	2,602
Other accrued expenses and payables	101,742
Total liabilities	216,299
Net assets, at value	$127,755,920

Net Assets Consist of
Distributable earnings (loss)	(4,016,836)
Paid-in capital	131,772,756
Net assets, at value	$127,755,920

Net Asset Value
Class A

Net Asset Value, and redemption price per share ($124,742,009 ÷ 9,266,278 outstanding shares of beneficial interest, no par value, unlimited shares authorized)	$13.46
Class B

Net Asset Value, offering and redemption price per share ($3,013,911 ÷ 223,302 outstanding shares of beneficial interest, no par value, unlimited shares authorized)	$13.50

Statement of Operations

for the year ended December 31, 2018

Investment Income
Income:
Dividends	$3,847,720
Income distributions — DWS Central Cash Management Government Fund	30,452
Securities lending income, net of borrower rebates	1,980
Total income	3,880,152
Expenses:
Management fee	967,002
Administration fee	148,769
Services to Shareholders	2,999
Record keeping fee (Class B)	2,327
Distribution service fee (Class B)	9,256
Custodian fee	6,818
Professional fees	75,764
Reports to shareholders	26,154
Trustees’ fees and expenses	8,423
Other	11,417
Total expenses before expense reductions	1,258,929
Expense reductions	(176,612)
Total expenses after expense reductions	1,082,317
Net investment income	2,797,835

Realized and Unrealized gain (loss)
Net realized gain (loss) from investments	12,382,135
Change in net unrealized appreciation (depreciation) on investments	(30,136,434)
Net gain (loss)	(17,754,299)
Net increase (decrease) in net assets resulting from operations	$(14,956,464)

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	|	9

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2018	2017
Operations:
Net investment income (loss)	$2,797,835	$3,581,174
Net realized gain (loss)	12,382,135	32,463,285
Change in net unrealized appreciation (depreciation)	(30,136,434)	10,347,153
Net increase (decrease) in net assets resulting from operations	(14,956,464)	46,391,612
Distributions to shareholders:
Class A	(14,077,923)	(3,625,439)
Class B	(318,032)	(42,548)
Total distributions	(14,395,955)	(3,667,987)*
Class A
Proceeds from shares sold	2,162,910	3,856,097
Reinvestment of distributions	14,077,923	3,625,439
Payments of shares redeemed	(15,569,405)	(124,081,648)
Net increase (decrease) in net assets from Class A share transactions	671,428	(116,600,112)
Class B
Proceeds from shares sold	1,589,334	97,651
Reinvestment of distributions	318,032	42,548
Payments of shares redeemed	(1,755,739)	(815,252)
Net increase (decrease) in net assets from Class B share transactions	151,627	(675,053)
Increase (decrease) in net assets	(28,529,364)	(74,551,540)
Net assets at beginning of year	156,285,284	230,836,824
Net assets at end of year	127,755,920	156,285,284 **

Other Information
Class A
Shares outstanding at beginning of period	9,181,648	16,529,732
Shares sold	140,074	255,906
Shares issued to shareholders in reinvestment of distributions	953,143	245,460
Shares redeemed	(1,008,587)	(7,849,450)
Net increase (decrease) in Class A shares	84,630	(7,348,084)
Shares outstanding at end of period	9,266,278	9,181,648
Class B
Shares outstanding at beginning of period	210,410	254,820
Shares sold	104,157	6,516
Shares issued to shareholders in reinvestment of distributions	21,431	2,869
Shares redeemed	(112,696)	(53,795)
Net increase (decrease) in Class B shares	12,892	(44,410)
Shares outstanding at end of period	223,302	210,410

*	Includes distributions from net investment income.

**	Includes undistributed net investment income of $3,682,681.

The accompanying notes are an integral part of the financial statements.

10	|	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Financial Highlights

	Years Ended December 31,
Class A	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$16.64	$13.75	$15.29	$17.38	$15.97
Income (loss) from investment operations:
Net investment income (loss)[a]	.29	.24	.23	.11	.24
Net realized and unrealized gain (loss)	(1.89)	2.88	(.93)	(1.20)	1.45
Total from investment operations	(1.60)	3.12	(.70)	(1.09)	1.69
Less distributions from:
Net investment income	(.41)	(.23)	(.14)	(.25)	(.28)
Net realized gains on investment transactions	(1.17)	—	(.70)	(.75)	—
Total distributions	(1.58)	(.23)	(.84)	(1.00)	(.28)
Net asset value, end of period	$13.46	$16.64	$13.75	$15.29	$17.38
Total Return (%)[b]	(10.50)	22.88 [c]	(4.39)	(6.87)	10.72

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	125	153	227	293	430
Ratio of expenses before expense reductions (%)[d]	.84	.82	.81	.78	.78
Ratio of expenses after expense reductions (%)[d]	.72	.72	.74	.73	.73
Ratio of net investment income (loss) (%)	1.89	1.59	1.66	.65	1.43
Portfolio turnover rate (%)	100	97	293	121	133

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

The Fund’s total return includes a reimbursement by the Adviser for commission costs incurred in connection with purchases and sales of portfolio assets due to the change in investment strategy, which otherwise would have reduced total return by 0.03%.

[d]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

	Years Ended December 31,
Class B	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$16.67	$13.78	$15.31	$17.40	$15.99
Income (loss) from investment operations:
Net investment income (loss)[a]	.24	.20	.19	.06	.18
Net realized and unrealized gain (loss)	(1.88)	2.87	(.92)	(1.21)	1.46
Total from investment operations	(1.64)	3.07	(.73)	(1.15)	1.64
Less distributions from:
Net investment income	(.36)	(.18)	(.10)	(.19)	(.23)
Net realized gains on investment transactions	(1.17)	—	(.70)	(.75)	—
Total distributions	(1.53)	(.18)	(.80)	(.94)	(.23)
Net asset value, end of period	$13.50	$16.67	$13.78	$15.31	$17.40
Total Return (%)[b]	(10.71)	22.45 [c]	(4.62)	(7.16)	10.36

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	4	4	4	5
Ratio of expenses before expense reductions (%)[d]	1.16	1.15	1.13	1.10	1.09
Ratio of expenses after expense reductions (%)[d]	1.04	1.03	1.05	1.04	1.04
Ratio of net investment income (loss) (%)	1.55	1.31	1.37	.35	1.10
Portfolio turnover rate (%)	100	97	293	121	133

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

The Fund’s total return includes a reimbursement by the Adviser for commission costs incurred in connection with purchases and sales of portfolio assets due to the change in investment strategy, which otherwise would have reduced total return by 0.03%.

[d]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	|	11

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS CROCI® U.S. VIP (formerly Deutsche CROCI® U.S. VIP) (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (formerly Deutsche Variable Series II) (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

In October 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification, which is intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Effective with the current reporting period, the Fund adopted the amendments with the impacts being that the Fund is no longer required to present components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributable earnings and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which

12	|	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended December 31, 2018, the Fund invested the cash collateral into a joint trading account in affiliated money market funds including DWS Government and Agency Securities Portfolio, managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.12% annualized effective rate as of December 31, 2018) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2018, the Fund had no securities on loan.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2018 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	|	13

may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2018, the Fund’s components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income*	$4,270,000
Undistributed long-term capital gains	$10,190,756
Unrealized appreciation (depreciation) on investments	$(18,477,592)

At December 31, 2018, the aggregate cost of investments for federal income tax purposes was $146,184,816. The net unrealized depreciation for all investments based on tax cost was $18,477,592. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $3,129,309 aggregate gross unrealized depreciation for all investments in which was an excess of tax cost over value of $21,606,901.

In addition, the tax character of distributions paid by the Fund is summarized as follows:

	Years Ended December 31,
	2018	2017
Distributions from ordinary income*	$7,103,422	$3,667,987
Distributions from long-term capital gains	$7,292,533	$—

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended December 31, 2018, purchases and sales of investment transactions (excluding short-term investments) aggregated $147,474,011 and $154,980,034, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (formerly Deutsche Investment Management Americas Inc.) (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million	.650%
Next $750 million	.625%
Next $1.5 billion	.600%
Next $2.5 billion	.575%
Next $2.5 billion	.550%
Next $2.5 billion	.525%
Next $2.5 billion	.500%
Over $12.5 billion	.475%

14	|	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Accordingly, for the year ended December 31, 2018, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.65% of the Fund’s average daily net assets.

For the period from January 1, 2018 through April 30, 2018, the Advisor had contractually agreed to waive all or a portion of its fee and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A	.72%
Class B	1.03%

For the period from May 1, 2018 through September 30, 2018, the Advisor had contractually agreed to waive all or a portion of its fee and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A	.73%
Class B	1.06%

Effective October 1, 2018 through September 30, 2019, the Advisor has contractually agreed to waive all or a portion of its fee and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A	.70%
Class B	1.02%

For the year ended December 31, 2018, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$172,204
Class B	4,408

$176,612

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2018, the Administration Fee was $148,769, of which $11,215 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2018, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at December 31, 2018
Class A	$384	$65
Class B	223	37

	$607	$102

Distribution Service Agreement. Under the Fund’s Class B 12b-1 plan, DWS Distributors, Inc. (“DDI”) received a fee (“Distribution Service Fee”) of 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2018, the Distribution Service Fee aggregated $9,256, of which $660 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended December 31, 2018, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $10,011, of which $6,895 is unpaid.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	|	15

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended December 31, 2018, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $149.

D. Ownership of the Fund

At December 31, 2018, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 62% and 29%. Two participating insurance companies was the owner of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 61% and 16%.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2018.

16	|	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Variable Series II and Shareholders of DWS CROCI U.S. VIP:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS CROCI U.S. VIP (formerly Deutsche CROCI U.S. VIP) (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series II (formerly Deutsche Variable Series II)) (the “Trust”), including the investment portfolio, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series II) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

February 14, 2019

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	|	17

Information About Your Fund’s Expenses	(Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2018 to December 31, 2018).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2018

Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/18	$1,000.00	$1,000.00
Ending Account Value 12/31/18	$908.20	$907.30
Expenses Paid per $1,000*	$3.46	$5.00

Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/18	$1,000.00	$1,000.00
Ending Account Value 12/31/18	$1,021.58	$1,019.96
Expenses Paid per $1,000*	$3.67	$5.30

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	.72%	1.04%

For more information, please refer to the Fund’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

18	|	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Tax Information	(Unaudited)

The Fund paid distributions of $0.80 per share from net long-term capital gains during its year ended

December 31, 2018.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $11,290,000 as capital gain dividends for its year ended December 31, 2018.

For corporate shareholders, 69% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2018, qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	|	19

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS CROCI® U.S. VIP’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2018.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board

20	|	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2017, the Fund’s performance (Class A shares) was in the 1st quartile, 4th quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2017. The Board noted the disappointing investment performance of the Fund in some past periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board considered that, effective October 3, 2016, the Fund changed its investment strategy and portfolio managers and noted that the Fund further changed its investment strategy, effective May 1, 2017. The Board observed that the Fund had experienced improved relative performance in 2017. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were equal to the median of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2017). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2017, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	|	21

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board noted that DIMA pays a licensing fee to an affiliate related to the Fund’s use of the CROCI® strategy. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

22	|	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	82	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Public Radio International; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago)	82	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); Massachusetts Humane Society; American Documentary, Inc. (public media); Overseer of the New England Conservatory; former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	82	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	82	—
Paul K. Freeman* (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive committee); Adjunct Professor, University of Denver Law School (2017–present); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International; Denver Zoo Foundation (2012–2018)	82	—

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	|	23

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	82	Director, Aberdeen Japan Fund (since 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	82	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	82	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	82	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	82	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present Assistant Secretary, 2013–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (since March 2018); Assistant Secretary, DWS Distributors, Inc. (since June 25, 2018); Director and Vice President, DWS Service Company (since June 25, 2018); Assistant Secretary, DWS Investment Management Americas, Inc. (since June 25, 2018); and Director and President, DB Investment Managers, Inc. (since June 25, 2018); formerly: Vice President for the Deutsche funds (2016–2017)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); and Director and Vice President, DWS Trust Company (2016–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Diane Kenneally[8,9] (1966) Treasurer and Chief Financial Officer since 2018	Director,[3] DWS; formerly: Assistant Treasurer for the DWS funds (2007–2018)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)

24	|	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (since 2018)
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 345 Park Avenue, New York, NY 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed Treasurer and Chief Financial Officer effective July 2, 2018.

*	Paul K. Freeman retired from the Board effective December 31, 2018.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	|	25

Notes

Notes

VS2CUS-2 (R-025833-8 2/19)

December 31, 2018

Annual Report

Deutsche DWS Variable Series II

(formerly Deutsche Variable Series II)

DWS Global Equity VIP

(formerly Deutsche Global Equity VIP)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from your insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site, and your insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance company electronically by following the instructions provided by your insurance company.

You may elect to receive all future reports in paper free of charge from your insurance company. If your insurance company informs you that future reports will be delivered via Web access, you can inform your insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by your insurance company.

Contents

3	Performance Summary
4	Management Summary
6	Portfolio Summary
7	Investment Portfolio
10	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Financial Highlights
13	Notes to Financial Statements
17	Report of Independent Registered Public Accounting Firm
18	Information About Your Fund’s Expenses
19	Tax Information
19	Proxy Voting
20	Advisory Agreement Board Considerations and Fee Evaluation
23	Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Please read the prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE     NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche DWS Variable Series II — DWS Global Equity VIP

Performance Summary	December 31, 2018 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2018 is 1.06% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment in DWS Global Equity VIP

The MSCI All Country World Index captures large and mid cap representation across 23 Developed Markets and 23 Emerging Markets countries.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results

DWS Global Equity VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$8,888	$11,699	$11,625	$20,536
	Average annual total return	–11.12%	5.37%	3.06%	7.46%
MSCI All Country World Index	Growth of $10,000	$9,058	$12,113	$12,319	$24,689
	Average annual total return	–9.42%	6.60%	4.26%	9.46%

The growth of $10,000 is cumulative.

Deutsche DWS Variable Series II — DWS Global Equity VIP	|	3

Management Summary	December 31, 2018 (Unaudited)

Global equities experienced meaningful headwinds in the latter part of 2018, leading to a return of –9.42% for the Fund’s benchmark, the MSCI All Country (AC) World Index. Class A shares of the Fund returned –11.12% (unadjusted for contract charges).

Although the index closed in negative territory, the investment backdrop was in fact quite favorable until the end of September. For the majority of 2018, stocks were well supported by the combination of positive global growth and rising corporate earnings. The positive environment changed in the fourth quarter, however, when stocks fell sharply in response to weaker economic data and uncertainty surrounding U.S. trade policy. The index slid 12.75% in the final three months of the year, erasing all of the earlier gain and causing it to finish in the red.

Asset allocation was a modest contributor to the Fund’s relative performance, while stock selection detracted. With regard to the former, the largest benefit came from overweight positions in the health care and information technology sectors. In terms of stock selection, our positive showing in financials and consumer staples was outweighed by weaker results in health care and communications services. Style factors also played a role in performance. We managed the Fund with a growth orientation, which helped versus the blended benchmark during the first nine months of the year but was a key detractor in the fourth quarter.

Among individual stocks, the leading contributors included Mastercard, Inc., Progressive Corp., Zoetis, Inc., and Canada Goose Holdings, Inc. Mastercard delivered strong, market-beating returns thanks to its stable growth trajectory and rising profit margins. The largest detractors were the health care stocks Fresenius Medical Care AG & Co. KGaA and Eurofins Scientific SE, as well as the semiconductor producer NVIDIA Corp. Fresenius posted weaker-than-expected profits due to underwhelming results in its U.S. operations and lower profit margins for its German business, causing it to lag its sector peers.

We believe volatility could remain a factor in market performance in the coming year amid ongoing questions about economic growth, corporate earnings, U.S. trade policy, and the direction of global interest rates. These issues led to a sizable decrease in valuations in the fourth quarter, however, indicating that they were largely factored into prices. Believing these circumstances provided the chance to buy high-quality growth companies at attractive valuations, we remained on the lookout for opportunities to use temporary price dislocations to our advantage.

The Fund closed the year with overweight positions in the information technology, health care, and consumer discretionary sectors, as well as in certain industrial and financial stocks. We were active in all of these areas during 2018, as large market movements provided the opportunity to adjust the Fund’s positioning. In health care, for instance, we sold positions in Roche Holding AG,* Biogen, Inc.,* and Bristol-Myers Squibb Co.,* among others, while adding to Lonza Group AG and Zoetis, Inc., and building a new position in Becton, Dickinson & Co.

From a regional perspective, we continued to favor the United States and the emerging markets. In both segments, attractive growth companies were trading at discounts relative to their European counterparts despite stronger top- and bottom-line results. We also identified innovative Japanese companies with conservative balance sheets, shareholder-focused management teams, and the ability to capitalize on opportunities outside of Japan. At the sector level, we found the most compelling ideas in companies that are embracing change to generate long-term shareholder value independent of the economic cycle. Overall, we think companies that can deliver both top- and bottom-line growth in excess of the broader market can attract steady investor demand at a time of sluggish global economic conditions.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Sebastian P. Werner, PhD, Director

Mark Schumann, CFA, Director

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

4	|	Deutsche DWS Variable Series II — DWS Global Equity VIP

Terms to Know

The MSCI All Country (AC) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 46 country indices comprising 23 developed and 23 emerging market country indices. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

Underweight means the Fund holds a lower weighting in a given sector or security than the benchmark. Overweight means it holds a higher weighting.

Contribution and detraction incorporate both a stock’s total return and its weighting in the Fund.

*	Held and sold prior to December 31, 2018.

Deutsche DWS Variable Series II — DWS Global Equity VIP	|	5

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/18	12/31/17
Common Stocks	99%	98%
Cash Equivalent	1%	2%
Preferred Stock	—	0%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalent and Securities Lending Collateral)	12/31/18	12/31/17
Financials	20%	19%
Information Technology	18%	26%
Health Care	15%	19%
Industrials	11%	11%
Consumer Discretionary	11%	7%
Communication Services	9%	2%
Consumer Staples	8%	6%
Materials	4%	6%
Energy	3%	3%
Real Estate	1%	1%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalent and Securities Lending Collateral)	12/31/18	12/31/17
United States	51%	51%
Germany	10%	7%
Canada	7%	9%
China	7%	6%
United Kingdom	5%	7%
Japan	5%	1%
Switzerland	4%	7%
France	3%	3%
Ireland	2%	2%
Sweden	2%	1%
Argentina	2%	—
Luxembourg	1%	1%
Others	1%	5%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 7.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.

6	|	Deutsche DWS Variable Series II — DWS Global Equity VIP

Investment Portfolio	December 31, 2018

	Shares	Value ($)
Common Stocks 98.7%
Argentina 1.5%
Globant SA* (Cost $336,781)	6,500	366,080

Canada 7.1%

Agnico Eagle Mines Ltd.	4,650	187,860

Alimentation Couche-Tard, Inc. “B”	6,300	313,385

Brookfield Asset Management, Inc. “A”	18,200	697,497

Canada Goose Holdings, Inc.*	4,400	192,347

Toronto-Dominion Bank	7,400	367,832

(Cost $1,209,333)		1,758,921

China 6.9%

Alibaba Group Holding Ltd. (ADR)*	2,650	363,236

China Life Insurance Co., Ltd. “H”	123,000	261,190

China Literature Ltd. 144A*	14	65

Momo, Inc. (ADR)*	5,500	130,625

New Oriental Education & Technology Group, Inc. (ADR)*	2,455	134,559

Ping An Insurance (Group) Co. of China Ltd. “H”	41,500	366,775

Tencent Holdings Ltd.	11,600	464,303

(Cost $1,859,493)		1,720,753

France 2.7%

TOTAL SA	6,060	320,682

VINCI SA	4,400	363,362

(Cost $798,801)		684,044

Germany 9.5%

adidas AG	985	206,643

Allianz SE (Registered)	2,300	463,357

BASF SE	3,800	266,718

Deutsche Boerse AG	3,650	440,300

Evonik Industries AG	13,200	330,978

Fresenius Medical Care AG & Co. KGaA	6,107	397,052

Siemens AG (Registered)	2,400	268,589

(Cost $2,541,480)		2,373,637

Ireland 1.6%

Kerry Group PLC “A” (a)	3,721	369,336

Kerry Group PLC “A” (a)	379	37,262

(Cost $278,106)		406,598

Japan 4.9%

Kao Corp.	3,700	274,639

Keyence Corp.	600	303,634

Komatsu Ltd.	7,400	158,251

Mitsubishi UFJ Financial Group, Inc.	44,200	216,554

SMC Corp.	900	271,636

(Cost $1,536,839)		1,224,714

Luxembourg 1.1%
Eurofins Scientific SE (Cost $150,981)	700	261,762

Malaysia 0.7%
IHH Healthcare Bhd. (Cost $177,866)	136,600	178,041

	Shares	Value ($)

Norway 0.6%
Marine Harvest ASA (Cost $82,231)	7,200	151,819

Sweden 1.6%

Assa Abloy AB “B”	7,600	136,297

Spotify Technology SA* (b)	2,300	261,050

(Cost $511,723)		397,347

Switzerland 4.4%

Lonza Group AG (Registered)* (b)	2,500	652,474

Nestle SA (Registered)	5,509	448,026

(Cost $580,757)		1,100,500

United Kingdom 5.3%

Aon PLC (b)	1,750	254,380

Compass Group PLC	9,600	202,076

Experian PLC	15,300	371,728

Halma PLC	16,700	290,820

Spirax-Sarco Engineering PLC	2,500	199,132

(Cost $949,413)		1,318,136

United States 50.8%

A.O. Smith Corp.	4,500	192,150

Activision Blizzard, Inc.	7,600	353,932

Alphabet, Inc. “A”*	580	606,077

American Express Co.	2,640	251,645

AMETEK, Inc.	5,520	373,704

Amphenol Corp. “A”	6,000	486,120

Apple, Inc.	1,155	182,190

Applied Materials, Inc.	6,300	206,262

Becton, Dickinson & Co.	2,705	609,491

Boeing Co.	940	303,150

CBRE Group, Inc. “A”*	4,700	188,188

Danaher Corp.	6,300	649,656

Ecolab, Inc.	2,210	325,643

EOG Resources., Inc.	3,800	331,398

EPAM Systems, Inc.*	2,550	295,825

Equifax, Inc.	1,225	114,084

Evolent Health, Inc. “A”*	13,400	267,330

Fidelity National Information Services, Inc.	3,000	307,650

Intuit, Inc.	1,600	314,960

JPMorgan Chase & Co.	6,664	650,540

Las Vegas Sands Corp.	2,850	148,342

MasterCard, Inc. “A”	3,340	630,091

McDonald’s Corp.	2,900	514,953

Microsoft Corp.	4,000	406,280

Mondelez International, Inc. “A”	7,100	284,213

NVIDIA Corp.	1,710	228,285

Progressive Corp.	15,200	917,016

Schlumberger Ltd.	4,500	162,360

ServiceMaster Global Holdings, Inc.*	6,850	251,669

ServiceNow, Inc.*	1,570	279,538

T-Mobile U.S., Inc.*	6,500	413,465

TJX Companies, Inc.	6,520	291,705

YETI Holdings, Inc.* (c)	29,988	445,022

Zoetis, Inc.	7,800	667,212

(Cost $9,829,523)		12,650,146
Total Common Stocks (Cost $20,843,327)		24,592,498

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Equity VIP	|	7

	Shares	Value ($)
Securities Lending Collateral 0.4%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 2.29% (d) (e) (Cost $111,625)	111,625	111,625

Cash Equivalent 1.0%
DWS Central Cash Management Government Fund, 2.41% (d) (Cost $238,530)	238,530	238,530

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $21,193,482)	100.1	24,942,653
Other Assets and Liabilities, Net	(0.1)	(13,980)
Net Assets	100.0	24,928,673

A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2018 are as follows:

Value ($) at 12/31/2017	Purchases Cost ($)	Sales Proceeds ($)		Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2018	Value ($) at 12/31/2018
Securities Lending Collateral 0.4%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 2.29% (d) (e)
395,119	—	283,494	(f)	—	—	3,657	—	111,625	111,625
Cash Equivalent 1.0%
DWS Central Cash Management Government Fund, 2.41% (d)
480,743	8,034,940	8,277,153		—	—	5,295	—	238,530	238,530
875,862	8,034,940	8,560,647		—	—	8,952	—	350,155	350,155

*	Non-income producing security.

(a)	Securities with the same description are the same corporate entity but trade on different stock exchanges.

(b)	Listed on the New York Stock Exchange.

(c)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at December 31, 2018 amounted to $108,332, which is 0.4% of net assets.

(d)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(e)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(f)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested for the year ended December 31, 2018.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

8	|	Deutsche DWS Variable Series II — DWS Global Equity VIP

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2018 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$366,080	$—	$—	$366,080
Canada	1,758,921	—	—	1,758,921
China	628,420	1,092,333	—	1,720,753
France	—	684,044	—	684,044
Germany	—	2,373,637	—	2,373,637
Ireland	—	406,598	—	406,598
Japan	—	1,224,714	—	1,224,714
Luxembourg	—	261,762	—	261,762
Malaysia	—	178,041	—	178,041
Norway	—	151,819	—	151,819
Sweden	261,050	136,297	—	397,347
Switzerland	—	1,100,500	—	1,100,500
United Kingdom	254,380	1,063,756	—	1,318,136
United States	12,650,146	—	—	12,650,146
Short-Term Investments (g)	350,155	—	—	350,155
Total	$16,269,152	$8,673,501	$—	$24,942,653

(g)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Equity VIP	|	9

Statement of Assets and Liabilities
As of December 31, 2018

Assets
Investments in non-affiliated securities, at value (cost $20,843,327) — including $108,332 of securities loaned	$24,592,498
Investment in DWS Government & Agency Securities Portfolio (cost $111,625)*	111,625
Investment in DWS Central Cash Management Government Fund (cost $238,530)	238,530
Foreign currency, at value (cost $172,844)	168,056
Dividends receivable	13,717
Interest receivable	1,291
Foreign taxes recoverable	32,361
Other assets	811
Total assets	25,158,889

Liabilities
Payable upon return of securities loaned	111,625
Payable for Fund shares redeemed	14,757
Accrued management fee	11,988
Accrued Trustees’ fees	855
Other accrued expenses and payables	90,991
Total liabilities	230,216
Net assets, at value	$24,928,673

Net Assets Consist of
Distributable earnings (loss)	5,980,276
Paid-in capital	18,948,397
Net assets, at value	$24,928,673

Net Asset Value
Class A
Net asset value, offering and redemption price per share ($24,928,673 ÷ 2,415,204 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$10.32

*	Represents collateral on securities loaned.

Statement of Operations
For the year ended December 31, 2018

Investment Income
Income:
Dividends (net of foreign taxes withheld of $37,062)	$408,457
Income distributions — DWS Central Cash Management Government Fund	5,295
Securities lending income, net of borrower rebates	3,657
Other income	1,300
Total income	418,709
Expenses:
Management fee	189,891
Administration fee	29,214
Services to Shareholders	261
Custodian fee	25,250
Professional fees	75,058
Reports to shareholders	20,523
Trustees’ fees and expenses	3,189
Other	13,151
Total expenses before expense reductions	356,537
Expense reductions	(87,556)
Total expenses after expense reductions	268,981
Net investment income	149,728

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	2,193,058
Foreign currency	(3,970)
2,189,088
Change in net unrealized appreciation (depreciation) on:
Investments	(5,424,485)
Foreign currency	(6,714)
(5,431,199)
Net gain (loss)	(3,242,111)
Net increase (decrease) in net assets resulting from operations	$(3,092,383)

The accompanying notes are an integral part of the financial statements.

10	|	Deutsche DWS Variable Series II — DWS Global Equity VIP

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2018	2017
Operations:
Net investment income (loss)	$149,728	$215,910
Net realized gain (loss)	2,189,088	5,321,643
Change in net unrealized appreciation (depreciation)	(5,431,199)	3,917,327
Net increase (decrease) in net assets resulting from operations	(3,092,383)	9,454,880
Distributions to shareholders:
Class A	(219,217)	(233,988)*
Fund share transactions:
Class A
Proceeds from shares sold	730,055	1,174,131
Reinvestment of distributions	219,217	233,988
Payments for shares redeemed	(3,317,394)	(23,512,478)
Net increase (decrease) in net assets from Class A share transactions	(2,368,122)	(22,104,359)
Increase (decrease) in net assets	(5,679,722)	(12,883,467)
Net assets at beginning of year	30,608,395	43,491,862

Net assets at end of year	24,928,673	30,608,395 **

Other Information
Class A
Shares outstanding at beginning of period	2,616,821	4,587,493
Shares sold	62,443	110,161
Shares issued to shareholders in reinvestment of distributions	19,281	22,499
Shares redeemed	(283,341)	(2,103,332)
Net increase (decrease) in Class A shares	(201,617)	(1,970,672)

Shares outstanding at end of period	2,415,204	2,616,821

*	Includes distributions from net investment income.

**	Includes undistributed net investment income of $209,108.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Equity VIP	|	11

Financial Highlights

	Years Ended December 31,
Class A	2018	2017		2016		2015	2014

Selected Per Share Data
Net asset value, beginning of period	$11.70	$9.48		$9.00		$9.21	$9.27
Income (loss) from investment operations:

Net investment income[a]	.06	.05		.04		.05	.06
Net realized and unrealized gain (loss)	(1.35)	2.22		.51		(.21)	.04
Total from investment operations	(1.29)	2.27		.55		(.16)	.10
Less distributions from:
Net investment income	(.09)	(.05)		(.07)		(.05)	(.16)
Net asset value, end of period	$10.32	$11.70		$9.48		$9.00	$9.21
Total Return (%)	(11.12)[b]	24.04	[b]	6.11	[b,c]	(1.75)[b]	1.14

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	25	31		43		49	68
Ratio of expenses before expense reductions (%)[d]	1.22	1.06		1.03		1.00	.95
Ratio of expenses after expense reductions (%)[d]	.92	.95		.95		.91	.95
Ratio of net investment income (%)	.51	.49		.49		.58	.59
Portfolio turnover rate (%)	43	19		46		79	78

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reimbursed.

[c]	Includes a reimbursement by the Advisor for a realized loss on a trade executed incorrectly, which otherwise would have reduced total return by 0.31%.

[d]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

12	|	Deutsche DWS Variable Series II — DWS Global Equity VIP

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Global Equity VIP (formerly Deutsche Global Equity VIP) (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (formerly Deutsche Variable Series II) (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

In October 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification, which is intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Effective with the current reporting period, the Fund adopted the amendments with the impacts being that the Fund is no longer required to present components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributable earnings and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Deutsche DWS Variable Series II — DWS Global Equity VIP	|	13

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended December 31, 2018, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by DWS Investment Management Americas, Inc. As of December 31, 2018, the Fund invested the cash collateral in DWS Government & Agency Securities Portfolio. DWS Investment Management Americas, Inc. receives a management/administration fee (0.12% annualized effective rate as of December 31, 2018) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2018, the Fund had securities on loan, which were classified as common stocks in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable. Based upon the current interpretation of the tax rules and regulations, estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2018 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the

14	|	Deutsche DWS Variable Series II — DWS Global Equity VIP

United States of America. These differences primarily relate to investments in foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2018, the Fund’s components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income*	$135,649
Undistributed long-term capital gains	$2,166,350
Unrealized appreciation (depreciation) on investments	$3,684,241

At December 31, 2018, the aggregate cost of investments for federal income tax purposes was $21,258,412. The net unrealized appreciation for all investments based on tax cost was $3,684,241. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $5,635,343 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $1,951,102.

In addition, the tax character of distributions paid by the Fund is summarized as follows:

	Years Ended December 31,
	2018	2017
Distributions from ordinary income*	$219,217	$233,988

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended December 31, 2018, purchases and sales of investment transactions (excluding short-term investments) aggregated $12,243,780 and $14,548,496, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (formerly Deutsche Investment Management Americas Inc.) (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1.5 billion	.650%
Next $1.75 billion	.635%
Next $1.75 billion	.620%
Over $5 billion	.605%

Deutsche DWS Variable Series II — DWS Global Equity VIP	|	15

Accordingly, for the year ended December 31, 2018, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.65% of the Fund’s average daily net assets.

For the period from January 1, 2018 through September 30, 2018, the Advisor had contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A shares at 0.93%.

Effective October 1, 2018 through September 30, 2019, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A shares at 0.89%.

For the year ended December 31, 2018, fees waived and/or expenses reimbursed were $87,556.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2018, the Administration Fee was $29,214, of which $2,191 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2018, the amounts charged to the Fund by DSC aggregated $81, of which $13 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended December 31, 2018, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $7,931, of which $5,498 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

Securities Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the year ended December 31, 2018, the Fund incurred lending agent fees to Deutsche Bank AG in the amount of $263.

D. Ownership of the Fund

At December 31, 2018, one participating insurance company was owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 99%.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2018.

16	|	Deutsche DWS Variable Series II — DWS Global Equity VIP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Variable Series II and Shareholders of DWS Global Equity VIP:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS Global Equity VIP (formerly Deutsche Global Equity VIP) (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series II (formerly Deutsche Variable Series II)) (the “Trust”), including the investment portfolio, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series II) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

February 14, 2019

Deutsche DWS Variable Series II — DWS Global Equity VIP	|	17

Information About Your Fund’s Expenses	(Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2018 to December 31, 2018).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2018

Actual Fund Return	Class A
Beginning Account Value 7/1/18	$1,000.00
Ending Account Value 12/31/18	$884.30
Expenses Paid per $1,000*	$4.32

Hypothetical 5% Fund Return	Class A
Beginning Account Value 7/1/18	$1,000.00
Ending Account Value 12/31/18	$1,020.62
Expenses Paid per $1,000*	$4.63

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratio	Class A
Deutsche DWS Variable Series II — DWS Global Equity VIP	.91%

For more information, please refer to the Fund’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

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Tax Information	(Unaudited)

For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2018, qualified for the dividends received deduction.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $2,383,000 as capital gain dividends for its year ended December 30, 2018.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Deutsche DWS Variable Series II — DWS Global Equity VIP	|	19

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Global Equity VIP’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2018.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board

20	|	Deutsche DWS Variable Series II — DWS Global Equity VIP

believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2017, the Fund’s performance (Class A shares) was in the 3rd quartile, 3rd quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2017.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were equal to the median of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2017). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2017, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board noted that the expense limitation agreed to by DIMA was expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for transfer agency services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Deutsche DWS Variable Series II — DWS Global Equity VIP	|	21

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

22	|	Deutsche DWS Variable Series II — DWS Global Equity VIP

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	82	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International; Public Radio International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago	82	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); Massachusetts Humane Society; Overseer of the New England Conservatory; former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston); American Documentary, Inc. (public media)	82	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	82	—
Paul K. Freeman* (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive committee); Adjunct Professor, University of Denver Law School (2017–present); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International; Denver Zoo Foundation (2012–2018)	82	—

Deutsche DWS Variable Series II — DWS Global Equity VIP	|	23

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	82	Director, Aberdeen Japan Fund (since 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	82	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	82	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	82	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	82	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present Assistant Secretary, 2013–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (since March 2018); Assistant Secretary, DWS Distributors, Inc. (since June 25, 2018); Director and Vice President, DWS Service Company (since June 25, 2018); Assistant Secretary, DWS Investment Management Americas, Inc. (since June 25, 2018); and Director and President, DB Investment Managers, Inc. (since June 25, 2018); formerly: Vice President for the Deutsche funds (2016–2017)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); and Director and Vice President, DWS Trust Company (2016–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Diane Kenneally[8,9] (1966) Treasurer and Chief Financial Officer since 2018	Director,[3] DWS; formerly: Assistant Treasurer for the DWS funds (2007–2018)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS

24	|	Deutsche DWS Variable Series II — DWS Global Equity VIP

Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (since 2018)
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 345 Park Avenue, New York, NY 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed Treasurer and Chief Financial Officer effective July 2, 2018.

*	Paul K. Freeman retired from the Board effective December 31, 2018.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Deutsche DWS Variable Series II — DWS Global Equity VIP	|	25

Notes

Notes

VS2GE-2 (R-025828-8 2/19)

December 31, 2018

Annual Report

Deutsche DWS Variable Series II

(formerly Deutsche Variable Series II)

DWS Global Income Builder VIP

(formerly Deutsche Global Income Builder VIP)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from your insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site, and your insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance company electronically by following the instructions provided by your insurance company.

You may elect to receive all future reports in paper free of charge from your insurance company. If your insurance company informs you that future reports will be delivered via Web access, you can inform your insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by your insurance company.

Contents

3	Performance Summary
4	Management Summary
6	Portfolio Summary
7	Investment Portfolio
19	Statement of Assets and Liabilities
20	Statement of Operations
21	Statements of Changes in Net Assets
22	Financial Highlights
23	Notes to Financial Statements
33	Report of Independent Registered Public Accounting Firm
34	Information About Your Fund’s Expenses
35	Tax Information
35	Proxy Voting
36	Advisory Agreement Board Considerations and Fee Evaluation
39	Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Although allocation among different asset categories generally limits risk, fund management may favor an asset category that underperforms other assets or markets as a whole. Stocks may decline in value. Smaller company stocks tend to be more volatile than medium-sized or large company stocks. Dividends are not guaranteed. If the dividend-paying stocks held by the Fund reduce or stop paying dividends, the Fund’s ability to generate income may be adversely affected. Preferred stocks, a type of dividend-paying stock, present certain additional risks. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Because Exchange Traded Funds (ETFs) trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. ETFs also incur fees and expenses so they may not fully match the performance of the indexes they are designed to track. The Fund may lend securities to approved institutions. Any fund that focuses in a particular segment of the market or region of the world will generally be more volatile than a fund that invests more broadly. See the prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE     NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Performance Summary	December 31, 2018 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2018 are 0.67% and 1.07% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment in DWS Global Income Builder VIP

The S&P® Target Risk Moderate Index offers significant exposure to fixed income, while also increasing opportunities for higher returns through equities.

The Blended Index consists of an equally weighted blend (50%/50%) of the MSCI World High Dividend Yield Index and Bloomberg Barclays U.S. Universal Index.

MSCI World High Dividend Yield Index includes securities that offer a meaningfully higher-than-average dividend yield relative to the MSCI World Index and pass dividend sustainability and persistence screens. The index offers broad market coverage, and is free-float market capitalization-weighted to ensure that its performance can be replicated in institutional and retail portfolios. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

Bloomberg Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index and the non-ERISA portion of the CMBS Index.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results

DWS Global Income Builder VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,234	$11,494	$11,762	$20,974
	Average annual total return	–7.66%	4.75%	3.30%	7.69%
S&P® Target Risk Moderate Index	Growth of $10,000	$9,628	$11,383	$11,768	$17,780
	Average annual total return	–3.72%	4.41%	3.31%	5.92%
Blended Index	Growth of $10,000	$9,621	$11,383	$11,707	$19,272
	Average annual total return	–3.79%	4.41%	3.20%	6.78%

The growth of $10,000 is cumulative.

DWS Global Income Builder VIP		Life of Class*
Class B	Growth of $10,000	$9,404
	Average annual total return	–5.96%
S&P® Target Risk Moderate Index	Growth of $10,000	$9,848
	Average annual total return	–1.52%
Blended Index	Growth of $10,000	$9,836
	Average annual total return	–1.64%

The growth of $10,000 is cumulative.

*	Class B commenced operations on May 1, 2018.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	|	3

Management Summary	December 31, 2018 (Unaudited)

The Fund returned –7.66% during the 12 months ended December 31, 2018 (Class A shares, unadjusted for contract charges), underperforming the –3.72% return of S&P® Target Risk Moderate Index. Its other benchmark — the Blended Index — returned –3.79%. The Blended Index is an equally-weighted blend (50%/50%) of the MSCI World High Dividend Yield Index and the Bloomberg Barclays U.S. Universal Index. The two indexes returned –7.56% and –0.25%, respectively.

The Fund’s broader allocation strategy detracted from its 12-month returns. Although we made tactical adjustments to the Fund’s positioning based on market conditions, we maintained a consistent overweight in equities over fixed income. The portfolio averaged 68% of assets in stocks and 32% to bonds during the year, and it finished December with weightings of 61% and 37%. While this overweight was a meaningful contributor to performance through the end of September, when stocks were rallying, it ultimately proved to be a detractor due to the large, broad-based selloff of the fourth quarter. The Fund therefore experienced a larger impact from the downturn in stock prices over the full year than the 50/50 benchmark.

The equity portfolio produced a negative absolute return and lagged its benchmark. While stock selection in the industrials, real estate, and energy contributed to performance, these positive factors were offset by the negative effect of sector allocations. Most notably, the Fund was hurt by its underweights in health care and utilities, as well as its overweight in communication services. An overweight position in the emerging markets was an additional detractor.

With regard to positioning, we actively adjusted the equity portfolio throughout the year to capture opportunities as they arose. With that said, our core strategy continued to feature an overweight in U.S. large-caps and an underweight in the developed international markets. While we see domestic equities benefiting from the stronger growth of the U.S. economy, we think the sluggish growth in Europe is likely to act as a drag on the region’s markets. We also maintained an overweight in the emerging markets, which we believe are positioned to outperform given their attractive valuations and the potential for a mean reversion following their weak relative performance earlier in 2018. In addition, we believe investors’ depressed expectations create the latitude for a positive surprise in the emerging markets’ economic growth.

The major segments of the global fixed-income markets experienced a wide range of returns in the past 12 months. While U.S. Treasuries outpaced the index due to their strong fourth quarter rally, categories with a higher degree of credit risk were hurt by the prospect of slower growth. Our continued focus on high-yield bonds and emerging-markets debt therefore led to underperformance in the Fund’s bond portfolio. Still, we believe an emphasis on the credit sectors remains appropriate even after the fourth-quarter sell-off in the financial markets. We see the elevated volatility as largely the result of investors’ overreaction to adverse headlines rather than a sign of a broader, systemic problem. In our view, the continued strength of the U.S. economy and positive growth in the world as a whole can provide a firm foundation for risk assets once news flow calms and investors return their focus to fundamentals.

The Fund used derivatives during the course of the period. On the equity side, we used futures and swaps on equity indices to achieve our desired weightings in a more efficient manner than buying and selling individual securities. In the bond portfolio, we used credit default swaps to facilitate exposure to the high-yield market, along with forward currency contracts to manage the currency exposure of certain positions in foreign bonds. We also used interest-rate futures and swaps to manage the Fund’s duration and achieve exposure to the European markets. In the aggregate, our use of derivatives was a small net contributor. Derivatives are used to achieve the Fund’s risk and return objectives and should therefore be evaluated within the context of the entire portfolio rather than as a standalone strategy.

John D. Ryan, Managing Director

Darwei Kung, Managing Director

Di Kumble, CFA, Managing Director

Kevin Bliss, Director

Dokyoung Lee, CFA, Director

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

4	|	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Terms to Know

The S&P Target Risk Moderate Index offers significant exposure to fixed income, while also increasing opportunities for higher returns through equities.

The Blended Index consists of an equally weighted blend (50%/50%) of the MSCI World High Dividend Yield Index and Bloomberg Barclays U.S. Universal Index.

The MSCI World High Dividend Yield Index includes securities that offer a meaningfully higher-than-average dividend yield relative to the MSCI World Index and pass dividend sustainability and persistence screens. The index offers broad market coverage, and is free-float market capitalization-weighted to ensure that its performance can be replicated in institutional and retail portfolios. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.

The Bloomberg Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, U.S. Corporate High-Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Overweight means the Fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the Fund holds a lower weighting.

Contribution and detraction incorporate both an investment’s total return and its weighting in the Fund.

Mean reversion is a theory that prices and returns eventually move back toward the mean, or average.

Derivatives are contracts whose value is based on the performance of an underlying financial asset. Derivatives afford leverage, but when used by investors who are able to handle the inherent risks, can enhance returns or protect a portfolio. Derivatives can experience significant losses if the underlying security moves contrary to the investor’s expectations.

A forward currency contract is a contract in the foreign exchange market that locks in the exchange rate for the purchase or sale of a currency on a future date as a means to hedge a fund’s currency risk.

A swap is a derivative in which two counterparties exchange cash flows of one party’s financial instrument for those of the other party’s financial instrument for a set period of time.

Futures contracts are contractual agreements to buy or sell a particular commodity or financial instrument at a pre-determined price in the future.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	|	5

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/18	12/31/17
Equity	61%	65%
Common Stocks	55%	56%
Preferred Stocks	6%	6%
Exchange-Traded Funds	—	3%

Fixed Income	37%	34%
Corporate Bonds	13%	13%
Government & Agency Obligations	9%	6%
Asset-Backed	6%	1%
Exchange-Traded Funds	3%	7%
Short-Term U.S. Treasury Obligations	3%	4%
Collateralized Mortgage Obligations	2%	1%
Commercial Mortgage-Backed Securities	1%	1%
Convertible Bonds	0%	0%
Mortgage-Backed Securities Pass-Throughs	0%	1%
Municipal Bonds and Notes	—	0%

Cash Equivalents	2%	1%
	100%	100%

Sector Diversification (As a % of Equities, Corporate Bonds, Preferred Securities and Convertible Bonds)	12/31/18	12/31/17
Financials	17%	17%
Energy	13%	11%
Information Technology	12%	11%
Communication Services	12%	14%
Consumer Discretionary	9%	10%
Health Care	9%	7%
Industrials	8%	10%
Consumer Staples	6%	6%
Real Estate	6%	6%
Utilities	5%	4%
Materials	3%	4%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 7.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.

6	|	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Investment Portfolio	December 31, 2018

	Shares	Value ($)
Common Stocks 54.9%
Communication Services 5.8%
Diversified Telecommunication Services 2.7%

AT&T, Inc.	19,609	559,641

BCE, Inc.	3,773	149,046

BT Group PLC	61,658	187,730

Deutsche Telekom AG (Registered)	10,946	186,611

Elisa Oyj	3,526	145,902

Nippon Telegraph & Telephone Corp.	3,800	154,818

Orange SA	9,297	151,173

Proximus SA	5,537	150,096

Singapore Telecommunications Ltd.	63,245	136,983

Swisscom AG (Registered)	439	211,154

Telefonica SA	17,063	143,806

Telenor ASA	7,167	139,408

Telia Co. AB	30,834	146,418

TELUS Corp.	6,329	209,777

Verizon Communications, Inc.	9,866	554,667

		3,227,230

Entertainment 0.4%

NetEase, Inc. (ADR)	1,066	250,904

Walt Disney Co.	2,415	264,805

		515,709

Interactive Media & Services 1.6%

Alphabet, Inc. “A”*	473	494,266

Alphabet, Inc. “C”*	505	522,983

Baidu, Inc. (ADR)*	1,085	172,081

Facebook, Inc. “A”*	3,544	464,583

Tencent Holdings Ltd. (ADR)	7,068	278,974

		1,932,887

Media 0.8%

Comcast Corp. “A”	7,066	240,597

Interpublic Group of Companies, Inc.	6,005	123,883

ITV PLC	81,731	130,155

Omnicom Group, Inc.	1,830	134,029

Shaw Communications, Inc. “B”	7,223	130,736

WPP PLC	13,334	144,301

		903,701

Wireless Telecommunication Services 0.3%

KDDI Corp.	6,700	160,123

NTT DoCoMo, Inc.	9,669	217,700

		377,823

Consumer Discretionary 5.6%
Auto Components 0.2%

Bridgestone Corp.	3,505	134,933

Nokian Renkaat Oyj	4,589	141,375

		276,308

Automobiles 1.3%

Bayerische Motoren Werke AG	1,677	136,415

Daimler AG (Registered)	4,605	242,996

General Motors Co.	5,173	173,037

Honda Motor Co., Ltd.	5,750	151,023

	Shares	Value ($)

Nissan Motor Co., Ltd.	25,585	204,823

Renault SA	2,089	130,826

Subaru Corp.	6,100	131,173

Toyota Motor Corp.	5,700	330,894

		1,501,187

Diversified Consumer Services 0.1%
Tal Education Group (ADR)*	6,000	160,080

Hotels, Restaurants & Leisure 1.0%

Carnival Corp.	2,499	123,201

Darden Restaurants, Inc.	1,343	134,112

Las Vegas Sands Corp.	3,209	167,028

McDonald’s Corp.	1,800	319,626

Starbucks Corp.	3,197	205,887

TUI AG	9,641	138,495

Yum! Brands, Inc.	1,500	137,880

		1,226,229

Household Durables 0.5%

Berkeley Group Holdings PLC	3,249	144,061

Garmin Ltd.	2,110	133,605

Leggett & Platt, Inc.	3,518	126,085

Sekisui House Ltd.	11,254	167,478

		571,229

Internet & Direct Marketing Retail 1.1%

Alibaba Group Holding Ltd. (ADR)*	1,454	199,300

Amazon.com, Inc.*	652	979,284

Ctrip.com International Ltd. (ADR)*	6,667	180,409

		1,358,993

Leisure Products 0.1%
Hasbro, Inc.	1,676	136,175

Multiline Retail 0.4%

Marks & Spencer Group PLC	46,142	145,452

Target Corp.	1,985	131,189

Wesfarmers Ltd.	5,940	134,663

		411,304

Specialty Retail 0.4%

Home Depot, Inc.	1,634	280,754

L Brands, Inc.	4,300	110,381

TJX Companies, Inc.	3,000	134,220

		525,355

Textiles, Apparel & Luxury Goods 0.5%

Cie Financiere Richemont SA (Registered)	2,123	137,352

NIKE, Inc. “B”	2,142	158,808

Tapestry, Inc.	3,843	129,701

VF Corp.	1,851	132,050

		557,911

Consumer Staples 4.3%
Beverages 1.0%

Ambev SA (ADR)	35,231	138,105

Anheuser-Busch InBev SA	1,935	128,326

Coca-Cola Co.	8,825	417,864

Diageo PLC	3,855	137,432

PepsiCo, Inc.	3,021	333,760

		1,155,487

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	|	7

	Shares	Value ($)
Food & Staples Retailing 0.6%
Costco Wholesale Corp.	600	122,226
Lawson, Inc.	2,100	133,046
Sysco Corp.	2,139	134,030
Walgreens Boots Alliance, Inc.	1,700	116,161
Walmart, Inc.	2,516	234,365

		739,828

Food Products 1.4%
Archer-Daniels-Midland Co.	3,046	124,795
Bunge Ltd.	2,300	122,912
General Mills, Inc.	3,543	137,964
Kellogg Co.	2,586	147,428
Kraft Heinz Co.	2,962	127,485
Marine Harvest ASA	6,166	130,016
Mondelez International, Inc. “A”	4,000	160,120
Nestle SA (Registered)	5,421	440,870
The Hershey Co.	1,329	142,442
The JM Smucker Co.	1,400	130,886

		1,664,918

Household Products 0.6%
Colgate-Palmolive Co.	2,270	135,111
Kimberly-Clark Corp.	1,277	145,501
Procter & Gamble Co.	5,159	474,215

		754,827

Tobacco 0.7%
Altria Group, Inc.	5,192	256,433
British American Tobacco PLC	2,691	86,054
British American Tobacco PLC (ADR)	1,736	55,309
Japan Tobacco, Inc.	6,177	147,026
Philip Morris International, Inc.	4,036	269,443

		814,265

Energy 4.5%
Oil, Gas & Consumable Fuels
BP PLC	53,165	336,626
Chevron Corp.	3,969	431,788
Enagas SA	5,091	137,866
Enbridge, Inc.	4,359	135,418
Eni SpA	8,701	137,433
Exxon Mobil Corp.	8,799	600,004
Gazprom PJSC (ADR)	88,363	390,564
JXTG Holdings, Inc.	24,100	126,044
Kinder Morgan, Inc.	10,158	156,230
LUKOIL PJSC (ADR)	6,484	462,569
Occidental Petroleum Corp.	2,669	163,823
ONEOK, Inc.	2,236	120,632
Pembina Pipeline Corp.	4,435	131,601
Phillips 66	1,560	134,394
Plains GP Holdings LP “A”*	6,612	132,901
Repsol SA	9,619	155,751
Royal Dutch Shell PLC “A”	12,635	372,147
Royal Dutch Shell PLC “B”	10,663	318,451
Snam SpA	30,741	134,937
Tatneft PJSC (ADR)	2,028	128,778
TOTAL SA	5,207	275,543
TransCanada Corp. (a)	3,548	126,696
Valero Energy Corp.	1,771	132,772
Williams Companies, Inc.	6,192	136,534

		5,379,502

	Shares	Value ($)

Financials 7.9%
Banks 4.9%
Aozora Bank Ltd.	4,300	128,261
Australia & New Zealand Banking Group Ltd.	8,678	149,494
Banco Bradesco SA (ADR) (Preferred)	14,488	143,286
Bank of America Corp.	14,925	367,752
Bank of Montreal	2,011	131,381
Bank of Nova Scotia	3,393	169,128
BB&T Corp.	3,010	130,393
BNP Paribas SA	2,891	130,988
Canadian Imperial Bank of Commerce	1,826	136,000
Citigroup, Inc.	4,687	244,005
Commonwealth Bank of Australia	4,177	212,711
HSBC Holdings PLC	46,627	385,507
ICICI Bank Ltd. (ADR)	15,400	158,466
Itau Unibanco Holding SA (ADR) (Preferred)	15,500	141,670
Japan Post Bank Co., Ltd.	12,500	137,712
JPMorgan Chase & Co.	6,029	588,551
Lloyds Banking Group PLC	218,842	144,499
Mitsubishi UFJ Financial Group, Inc.	25,600	125,425
Mizuho Financial Group, Inc.	93,873	145,617
People’s United Financial, Inc.	8,492	122,540
Royal Bank of Canada	3,105	212,519
Sberbank of Russia PJSC (ADR)	34,594	379,150
Skandinaviska Enskilda Banken AB “A”	14,159	137,964
Societe Generale SA	3,948	126,384
Sumitomo Mitsui Financial Group, Inc.	4,000	132,689
Swedbank AB “A”	6,212	139,084
Toronto-Dominion Bank	3,105	154,340
U.S. Bancorp.	2,862	130,793
Wells Fargo & Co.	7,269	334,956
Westpac Banking Corp.	11,487	202,519

		5,843,784

Capital Markets 0.2%
CME Group, Inc.	820	154,258
UBS Group AG (Registered)*	10,817	134,992

		289,250

Diversified Financial Services 0.3%
Berkshire Hathaway, Inc. “B”*	1,718	350,782

Insurance 2.5%
Ageas	3,119	140,462
Allianz SE (Registered)	732	147,468
American Financial Group, Inc.	1,397	126,470
Assicurazioni Generali SpA	8,624	144,673
Aviva PLC	28,133	134,902
AXA SA	6,933	150,099
Baloise Holding AG (Registered)	977	134,970
Chubb Ltd.	1,118	144,423
Japan Post Holdings Co., Ltd.	11,700	134,843
Legal & General Group PLC	54,098	159,703
MetLife, Inc.	3,423	140,548
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	658	144,003
Poste Italiane SpA 144A	19,064	153,099
Power Corp. of Canada	7,300	131,167

The accompanying notes are an integral part of the financial statements.

8	|	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

	Shares	Value ($)
Power Financial Corp. (a)	6,800	128,658
Sampo Oyj “A”	4,982	220,490
Swiss Life Holding AG (Registered)*	355	137,317
Swiss Re AG	2,662	244,961
Zurich Insurance Group AG	864	258,495

		2,976,751

Health Care 5.8%
Biotechnology 0.8%
AbbVie, Inc.	3,577	329,764
Amgen, Inc.	1,597	310,888
Biogen., Inc.*	400	120,368
Gilead Sciences, Inc.	3,642	227,807

		988,827

Health Care Equipment & Supplies 0.3%
Abbott Laboratories	2,421	175,111
Medtronic PLC	2,239	203,659

		378,770

Health Care Providers & Services 0.6%
Anthem, Inc.	600	157,578
CVS Health Corp.	2,882	188,829
UnitedHealth Group, Inc.	1,583	394,357

		740,764

Life Sciences Tools & Services 0.2%
Thermo Fisher Scientific, Inc.	700	156,653

Pharmaceuticals 3.9%
Allergan PLC	1,000	133,660
Astellas Pharma, Inc.	11,000	140,887
AstraZeneca PLC	2,648	198,628
Bayer AG (Registered)	1,951	136,592
Bristol-Myers Squibb Co.	3,841	199,655
Daiichi Sankyo Co., Ltd.	3,800	121,354
Eli Lilly & Co.	2,365	273,678
GlaxoSmithKline PLC	11,751	223,750
Johnson & Johnson	5,592	721,648
Merck & Co., Inc.	6,336	484,134
Novartis AG (Registered)	4,774	409,638
Novo Nordisk AS ‘‘B”	3,727	171,216
Pfizer, Inc.	13,362	583,251
Roche Holding AG (Genusschein)	1,828	454,830
Sanofi	2,795	242,424
Takeda Pharmaceutical Co., Ltd.	4,000	135,624

		4,630,969

Industrials 5.3%
Aerospace & Defense 1.0%
BAE Systems PLC	23,878	140,038
Boeing Co.	939	302,828
General Dynamics Corp.	800	125,768
Lockheed Martin Corp.	597	156,319
Northrop Grumman Corp.	566	138,613
Raytheon Co.	781	119,766
United Technologies Corp.	1,717	182,826

		1,166,158

Air Freight & Logistics 0.1%
United Parcel Service, Inc. “B”	1,380	134,591

Airlines 0.4%
Deutsche Lufthansa AG (Registered)	6,282	142,729

	Shares	Value ($)
International Consolidated Airlines Group SA	17,761	140,985
Japan Airlines Co., Ltd.	3,800	134,672

		418,386

Building Products 0.1%
Johnson Controls International PLC	4,215	124,975

Commercial Services & Supplies 0.3%
Quad Graphics, Inc.	2	25
Republic Services, Inc.	1,823	131,420
Secom Co., Ltd.	1,600	132,482
Waste Management, Inc.	1,524	135,621

		399,548

Construction & Engineering 0.3%
Kajima Corp.	10,200	136,602
Obayashi Corp.	14,200	128,334
Skanska AB “B”	9,055	144,597

		409,533

Electrical Equipment 0.4%
ABB Ltd. (Registered)	7,510	143,532
Eaton Corp. PLC	2,059	141,371
Emerson Electric Co.	2,185	130,554

		415,457

Industrial Conglomerates 0.6%
3M Co.	1,117	212,833
General Electric Co.	19,552	148,008
Honeywell International, Inc.	1,574	207,957
Siemens AG (Registered)	1,289	144,255

		713,053

Machinery 0.7%
Caterpillar, Inc.	1,158	147,147
Cummins, Inc.	1,015	135,645
Illinois Tool Works, Inc.	1,078	136,572
Ingersoll-Rand PLC	1,348	122,978
Kone Oyj “B”	2,909	139,089
Mitsubishi Heavy Industries Ltd.	3,600	129,297

		810,728

Marine 0.1%
Kuehne + Nagel International AG (Registered)	1,028	132,279

Professional Services 0.4%
Adecco Group AG (Registered)	3,068	144,178
Nielsen Holdings PLC	5,139	119,893
RELX PLC	6,670	137,582
SGS SA (Registered)	58	130,965

		532,618

Road & Rail 0.2%
Aurizon Holdings Ltd.	43,644	131,481
Union Pacific Corp.	1,051	145,280

		276,761

Trading Companies & Distributors 0.7%
ITOCHU Corp.	9,639	163,707
Marubeni Corp.	18,749	131,369
Mitsubishi Corp.	6,800	186,771
Mitsui & Co., Ltd.	11,551	177,556

Sumitomo Corp.	10,866	154,132

813,535

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	|	9

	Shares	Value ($)

Information Technology 9.0%
Communications Equipment 0.8%
Cisco Systems, Inc.	10,699	463,588
Juniper Networks, Inc.	5,500	148,005
Motorola Solutions, Inc.	1,028	118,261
Nokia Oyj	29,943	173,192

		903,046

Electronic Equipment, Instruments & Components 0.2%
Corning, Inc.	4,393	132,713
TE Connectivity Ltd.	1,967	148,764

		281,477

IT Services 2.6%
Accenture PLC “A”	1,602	225,898
Automatic Data Processing, Inc.	1,581	207,301
Broadridge Financial Solutions, Inc.	1,351	130,034
Cognizant Technology Solutions Corp. “A”	2,042	129,626
DXC Technology Co.	2,400	127,608
Fidelity National Information Services, Inc.	1,421	145,724
Fujitsu Ltd.	2,300	143,222
Infosys Ltd. (ADR)	16,462	156,718
International Business Machines Corp.	2,997	340,669
Leidos Holdings, Inc.	2,315	122,047
MasterCard, Inc. “A”	1,797	339,004
Otsuka Corp.	4,300	117,814
Paychex, Inc.	2,747	178,967
PayPal Holdings, Inc.*	1,600	134,544
Visa, Inc. “A”	3,164	417,458
Western Union Co.	10,970	187,148

		3,103,782

Semiconductors & Semiconductor Equipment 1.8%
Analog Devices, Inc.	1,599	137,242
Broadcom, Inc.	931	236,735
Intel Corp.	8,886	417,020
KLA-Tencor Corp.	1,490	133,340
Maxim Integrated Products, Inc.	2,734	139,024
QUALCOMM., Inc.	4,005	227,924
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	14,142	521,981
Texas Instruments, Inc.	2,238	211,491
Tokyo Electron Ltd.	1,100	125,053

		2,149,810

Software 1.9%
Adobe, Inc.*	652	147,508
Intuit, Inc.	723	142,323
Micro Focus International PLC	7,326	129,523
Microsoft Corp.	13,338	1,354,741
Oracle Corp.	5,708	257,716
salesforce.com, Inc.*	1,100	150,667
SAP SE	1,421	142,268

		2,324,746

Technology Hardware, Storage & Peripherals 1.7%
Apple, Inc.	8,631	1,361,454
Canon, Inc.	6,874	187,702
HP, Inc.	6,190	126,647
Samsung Electronics Co., Ltd. (GDR)	166	143,922

	Shares	Value ($)
Seagate Technology PLC	3,408	131,515
Xerox Corp.	5,644	111,525

		2,062,765

Materials 0.6%
Chemicals 0.4%
Air Products & Chemicals, Inc.	879	140,684
DowDuPont, Inc.	3,432	183,544
GEO Specialty Chemicals, Inc.* (b)	145,628	18,218
LyondellBasell Industries NV “A”	1,752	145,696

		488,142

Metals & Mining 0.1%
JFE Holdings, Inc.	8,000	126,588

Paper & Forest Products 0.1%
UPM-Kymmene Oyj	5,346	136,347

Real Estate 3.1%
Equity Real Estate Investment Trusts (REITs)
AvalonBay Communities, Inc.	748	130,189
Brookfield Property REIT, Inc. “A”	8,800	141,680
Camden Property Trust	1,483	130,578
Crown Castle International Corp.	1,396	151,647
H&R Real Estate Investment Trust	10,100	152,772
HCP, Inc.	4,970	138,812
Iron Mountain, Inc.	4,000	129,640
Japan Retail Fund Investment Corp.	69	137,957
Kimco Realty Corp.	11,953	175,111
Land Securities Group PLC	13,054	133,986
Liberty Property Trust	2,967	124,258
Mid-America Apartment Communities, Inc.	1,390	133,023
National Retail Properties, Inc.	2,772	134,470
Prologis, Inc.	2,049	120,317
Public Storage	727	147,152
Realty Income Corp.	2,420	152,557
RioCan Real Estate Investment Trust	8,642	150,659
Simon Property Group, Inc.	1,211	203,436
Stockland (a)	53,235	131,819
The Macerich Co.	2,853	123,478
Unibail-Rodamco-Westfield*	831	128,917
Ventas, Inc.	2,802	164,169
VEREIT, Inc.	17,700	126,555
Vicinity Centres (a)	73,155	133,844
Welltower, Inc.	2,441	169,430
WP Carey, Inc.	2,000	130,680

		3,697,136

Utilities 3.0%
Electric Utilities 1.8%
American Electric Power Co., Inc.	2,127	158,972
Duke Energy Corp.	2,441	210,658
Entergy Corp.	1,802	155,098
Evergy, Inc.	2,300	130,571
Exelon Corp.	3,659	165,021
FirstEnergy Corp.	3,500	131,425
Fortum Oyj	6,761	147,985
NextEra Energy, Inc.	918	159,567
OGE Energy Corp.	3,400	133,246
Pinnacle West Capital Corp.	1,500	127,800
Power Assets Holdings Ltd.	20,000	139,016

The accompanying notes are an integral part of the financial statements.

10	|	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

	Shares	Value ($)

PPL Corp.	5,577	157,996

Southern Co.	5,084	223,289

Xcel Energy, Inc.	2,600	128,102

		2,168,746

Multi-Utilities 1.2%

Ameren Corp.	1,900	123,937

CenterPoint Energy, Inc.	5,172	146,005

Consolidated Edison, Inc.	1,923	147,033

Dominion Energy, Inc	2,427	173,433

DTE Energy Co.	1,100	121,330

Engie SA	9,917	142,449

National Grid PLC	13,058	127,165

Public Service Enterprise Group, Inc.	2,500	130,125

Sempra Energy	1,200	129,828

WEC Energy Group, Inc.	1,834	127,023

		1,368,328
Total Common Stocks (Cost $62,413,339)		65,706,033

Preferred Stocks 5.8%
Communication Services 0.6%
Verizon Communications, Inc. 5.9%	30,000	759,000

Financials 3.3%

AGNC Investment Corp. Series C, 7.0%	14,427	364,715

AGNC Investment Corp. Series B, 7.75%	18,000	456,480

Bank of America Corp. Series Y, 6.5%	15,000	380,700

BB&T Corp. 5.625%	10,000	235,100

Capital One Financial Corp. Series G, 5.2%	10,000	216,200

Citigroup, Inc. Series S, 6.3%	15,000	382,500

Fifth Third Bancorp. Series I, 6.625%	10,000	258,700

JPMorgan Chase & Co. Series AA, 6.1%	15,000	383,100

KeyCorp Series E, 6.125%	10,000	258,200

Morgan Stanley Series K, 5.85%	10,000	242,800

The Goldman Sachs Group, Inc. Series J, 5.5%	17,000	411,400

Wells Fargo & Co. Series Y, 5.625%	15,000	352,500

		3,942,395

Real Estate 1.0%

Kimco Realty Corp. Series L, 5.125% (REIT)	15,000	295,650

Prologis, Inc. Series Q, 8.54% (REIT)	164	10,267

Simon Property Group, Inc. Series J, 8.375% (REIT)	8,000	549,600

VEREIT, Inc. Series F, 6.7% (REIT)	15,000	354,900

		1,210,417
Utilities 0.9%

Dominion Energy, Inc. Series A, 5.25%	30,000	692,400

Southern Co. 5.25%	15,000	327,450

		1,019,850
Total Preferred Stocks (Cost $7,613,224)		6,931,662

	Shares	Value ($)

Warrant 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (b) (Cost $30,283)	170	4,191

	Principal Amount ($)(c)	Value ($)
Corporate Bonds 13.0%
Communication Services 2.6%

Altice Financing SA, 144A, 7.5%, 5/15/2026	400,000	365,000

Altice France SA, 144A, 7.375%, 5/1/2026	300,000	275,250

Cablevision Systems Corp., 5.875%, 9/15/2022	300,000	294,750

CCO Holdings LLC, 144A, 5.875%, 5/1/2027	500,000	485,000

CenturyLink, Inc., Series Y, 7.5%, 4/1/2024 (a)	300,000	289,500

CSC Holdings LLC:

144A, 5.5%, 4/15/2027	400,000	372,000

144A, 10.125%, 1/15/2023	200,000	215,250

Expedia Group, Inc., 3.8%, 2/15/2028	180,000	163,230

Netflix, Inc., 4.375%, 11/15/2026 (a)	100,000	90,750

Sprint Corp., 7.625%, 2/15/2025	300,000	300,000

Virgin Media Secured Finance PLC, 144A, 5.25%, 1/15/2026	350,000	320,688

		3,171,418

Consumer Discretionary 0.7%

1011778 B.C. Unlimited Liability Co., 144A, 5.0%, 10/15/2025	200,000	184,000

American Axle & Manufacturing, Inc., 6.25%, 4/1/2025 (a)	350,000	318,500

Asbury Automotive Group, Inc., 6.0%, 12/15/2024	300,000	287,250

		789,750

Consumer Staples 0.1%
B&G Foods, Inc., 5.25%, 4/1/2025 (a)	100,000	93,000

Energy 5.3%

Boardwalk Pipelines LP, 4.95%, 12/15/2024	250,000	253,517

Buckeye Partners LP, 3.95%, 12/1/2026	500,000	439,253

Cheniere Corpus Christi Holdings LLC, 5.875%, 3/31/2025	200,000	199,000

Chesapeake Energy Corp., 8.0%, 1/15/2025 (a)	65,000	57,362

Crestwood Midstream Partners LP, 6.25%, 4/1/2023	700,000	673,750

CrownRock LP, 144A, 5.625%, 10/15/2025	100,000	90,000

Enbridge, Inc., 5.5%, 7/15/2077	200,000	169,341

Energy Transfer LP, 5.5%, 6/1/2027	100,000	97,500

EnLink Midstream Partners LP, 4.85%, 7/15/2026	400,000	360,707

Hilcorp Energy I LP, 144A, 5.75%, 10/1/2025	200,000	178,000

KazMunayGas National Co. JSC, 144A, 4.75%, 4/19/2027	1,000,000	972,462

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	|	11

	Principal Amount ($)(c)	Value ($)

Laredo Petroleum, Inc., 6.25%, 3/15/2023 (a)	200,000	179,500

Marathon Petroleum Corp., 144A, 5.125%, 12/15/2026	500,000	512,156

MEG Energy Corp., 144A, 6.5%, 1/15/2025	200,000	203,000

Oasis Petroleum, Inc., 6.875%, 3/15/2022 (a)	96,000	90,480

Petrobras Global Finance BV, 5.299%, 1/27/2025	500,000	477,500

Plains All American Pipeline LP, 2.85%, 1/31/2023	55,000	51,844

Range Resources Corp., 5.0%, 8/15/2022	200,000	179,000

Resolute Energy Corp., 8.5%, 5/1/2020	100,000	98,500

Southwestern Energy Co., 7.75%, 10/1/2027	100,000	95,000

Targa Resources Partners LP, 5.375%, 2/1/2027	200,000	187,500

Weatherford International Ltd., 9.875%, 2/15/2024 (a)	200,000	122,000

WildHorse Resource Development Corp., 6.875%, 2/1/2025	500,000	472,500

WPX Energy, Inc., 5.25%, 9/15/2024	200,000	181,000

		6,340,872

Financials 1.5%

BPCE SA, 144A, 4.875%, 4/1/2026	700,000	689,583

FS KKR Capital Corp., 4.75%, 5/15/2022	70,000	69,306

Royal Bank of Scotland Group PLC, 7.5%, 12/29/2049	800,000	792,000

Westpac Banking Corp., 5.0%, 3/21/2067	300,000	248,771

		1,799,660

Health Care 0.4%
HCA, Inc., 5.25%, 6/15/2026	500,000	496,250

Industrials 0.4%

Bombardier, Inc., 144A, 6.0%, 10/15/2022	300,000	281,250

Park Aerospace Holdings Ltd., 144A, 5.25%, 8/15/2022	175,000	169,312

		450,562

Materials 1.6%

AK Steel Corp., 7.0%, 3/15/2027 (a)	200,000	156,000

Ardagh Packaging Finance PLC, 144A, 7.25%, 5/15/2024	200,000	199,500

Constellium NV, 144A, 6.625%, 3/1/2025	250,000	231,875

Evraz Group SA, 144A, 5.375%, 3/20/2023	300,000	296,385

Metinvest BV, 144A, 7.75%, 4/23/2023	500,000	454,954

United States Steel Corp., 6.875%, 8/15/2025	200,000	183,000

Vedanta Resources PLC, 144A, 7.125%, 5/31/2023	400,000	359,200

		1,880,914

	Principal Amount ($)(c)	Value ($)

Real Estate 0.3%

Hospitality Properties Trust, (REIT), 3.95%, 1/15/2028	100,000	90,124

Omega Healthcare Investors, Inc., (REIT), 4.75%, 1/15/2028 (a)	110,000	107,767

Select Income REIT:

(REIT), 4.15%, 2/1/2022	60,000	59,350

(REIT), 4.25%, 5/15/2024	45,000	43,363

		300,604

Utilities 0.1%
AmeriGas Partners LP, 5.75%, 5/20/2027	200,000	177,000
Total Corporate Bonds (Cost $16,780,231)		15,500,030

Asset-Backed 5.8%
Miscellaneous

Apidos CLO XXIX, “A2”, Series 2018-29A, 144A, 3-month USD-LIBOR + 1.550%, 3.942%**, 7/25/2030	1,500,000	1,459,890

Dell Equipment Finance Trust, “D”, Series 2017-1, 144A, 3.44%, 4/24/2023	280,000	279,137

Domino’s Pizza Master Issuer LLC, “A23”, Series 2017-1A, 144A, 4.118%, 7/25/2047	335,750	328,958

Dryden 55 CLO Ltd., “B”, Series 2018-55A, 144A, 3-month USD-LIBOR + 1.550%, 3.986%**, 4/15/2031	1,500,000	1,460,643

GoldenTree Loan Management Eur Clo 2 Dac, “C1A”, Series X2, REG S, 3-month EURIBOR,+2.450% floor, 2.45%**, 1/20/2032	EUR 480,000	549,522

Hilton Grand Vacations Trust, “B”, Series 2014-AA, 144A, 2.07%, 11/25/2026	104,911	103,335

Jubilee CLO BV, “C1”, Series 2018-21A, 144A, 3-month EURIBOR + 2.500% floor, 2.5%**, 1/15/2032	EUR 500,000	563,714

Madison Park Funding XIV Ltd., “DRR”, Series 2014-14A, 144A, 3-month USD-LIBOR + 2.950%, 5.419%**, 10/22/2030	500,000	466,242

Neuberger Berman Loan Advisers CLO Ltd., “B”, Series 2018-28A, 144A, 3-month USD-LIBOR + 1.600%, 4.069%**, 4/20/2030	750,000	730,568

Taco Bell Funding LLC, “A2I”, Series 2018-1A, 144A, 4.318%, 11/25/2048	500,000	506,170

Voya CLO Ltd., “CR”, Series 2016-3A, 144A, 3-month USD-LIBOR + 3.250%, 5.721%**, 10/18/2031	350,000	326,406

Wendy’s Funding LLC, “A2I”, Series 2018-1A, 144A, 3.573%, 3/15/2048	158,400	151,801
Total Asset-Backed (Cost $7,097,410)		6,926,386

The accompanying notes are an integral part of the financial statements.

12	|	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

	Principal Amount ($)(c)	Value ($)

Mortgage-Backed Securities Pass-Throughs 0.0%

Federal Home Loan Mortgage Corp., 6.0%, 3/1/2038	3,957	4,318

Federal National Mortgage Association:

4.5%, 9/1/2035	5,972	6,183

6.0%, 1/1/2024	9,257	9,933
Total Mortgage-Backed Securities Pass-Throughs (Cost $19,207)		20,434

Commercial Mortgage-Backed Securities 1.3%

BX Commercial Mortgage Trust, “D”, Series 2018-IND, 144A, 1-month USD-LIBOR + 1.300%, 3.755%**, 11/15/2035	249,628	246,819

DBWF Mortgage Trust, 144A, 1-month USD-LIBOR + 1.750%, 4.13%**, 11/19/2035	250,000	247,253

FHLMC Multifamily Structured Pass-Through Certificates, “X1”, Series K043, Interest Only, 0.542%**, 12/25/2024	4,922,343	137,482

GMAC Commercial Mortgage Securities, Inc., “G”, Series 2004-C1, 144A, 5.455%, 3/10/2038	423,843	394,070

GS Mortgage Securities Corp., “C”, Series 2018-FBLU, 144A, 1-month USD-LIBOR + 1.600%, 4.055%**, 11/15/2035	500,000	496,352
Total Commercial Mortgage-Backed Securities (Cost $1,559,859)		1,521,976

Collateralized Mortgage Obligations 1.8%

Fannie Mae Connecticut Avenue Securities:

“1M2”, Series 2018-C06, 1-month USD-LIBOR + 2.000%, 4.506%**, 3/25/2031	187,500	180,136

“1M2”, Series 2018-C05, 1-month USD-LIBOR + 2.350%, 4.856%**, 1/25/2031	500,000	487,344

Federal Home Loan Mortgage Corp.:

“PI”, Series 3843, Interest Only, 4.5%, 5/15/2038	148,500	8,467

“C31”, Series 303, Interest Only, 4.5%, 12/15/2042	1,041,829	228,793

“H”, Series 2278, 6.5%, 1/15/2031	113	115

Federal National Mortgage Association:

“WO”, Series 2013-27, Principal Only, Zero Coupon, 12/25/2042	220,000	137,837

“4”, Series 406, Interest Only, 4.0%, 9/25/2040	93,099	19,352

“I”, Series 2003-84, Interest Only, 6.0%, 9/25/2033	105,637	16,435

	Principal Amount ($)(c)	Value ($)

Freddie Mac Structured Agency Credit Risk Debt Notes, “M2”, Series 2017-DNA2, 1-month USD-LIBOR + 3.450%, 5.956%**, 10/25/2029	250,000	264,548

Government National Mortgage Association:

“PI”, Series 2015-40, Interest Only, 4.0%, 4/20/2044	208,577	28,742

“PI”, Series 2014-108, Interest Only, 4.5%, 12/20/2039	56,616	9,942

“IP”, Series 2014-11, Interest Only, 4.5%, 1/20/2043	145,115	20,107

“IN”, Series 2009-69, Interest Only, 5.5%, 8/20/2039	172,093	32,296

“IV”, Series 2009-69, Interest Only, 5.5%, 8/20/2039	167,074	31,313

“IJ”, Series 2009-75, Interest Only, 6.0%, 8/16/2039	115,458	19,863

RESIMAC, “A2”, Series 2017-2, Australian Bank Bill Short Term Rates 1-Month Mid + 1.200%, 3.143%**, 1/15/2049	AUD 486,002	341,451

STACR Trust, “M2”, Series 2018-DNA3, 144A, 1-month USD-LIBOR + 2.100%, 4.606%**, 9/25/2048	324,324	311,443
Total Collateralized Mortgage Obligations (Cost $2,004,405)		2,138,184

Government & Agency Obligations 8.4%
Other Government Related (d) 1.4%

Banque Centrale de Tunisie International Bond, 144A, 5.75%, 1/30/2025	400,000	335,536

Gazprom OAO, 144A, 4.95%, 7/19/2022	400,000	403,197

Sberbank of Russia, 144A, 5.125%, 10/29/2022	200,000	195,349

Southern Gas Corridor CJSC, 144A, 6.875%, 3/24/2026	700,000	756,028
		1,690,110

Sovereign Bonds 4.9%

Export Credit Bank of Turkey, 144A, 5.375%, 10/24/2023	350,000	318,128

Indonesia Government International Bond, 4.45%, 2/11/2024	225,000	226,167

Islamic Republic of Pakistan, 144A, 6.875%, 12/5/2027	200,000	181,150

Ivory Coast Government International Bond, 144A, 5.375%, 7/23/2024	200,000	183,408

Kingdom of Bahrain, 144A, 6.125%, 8/1/2023	400,000	407,494

Mexican Udibonos Inflation-Linked Bond, Series S, 2.0%, 6/9/2022	MXN 9,363,607	441,809

Oman Government International Bond, 144A, 4.75%, 6/15/2026	600,000	518,724

Republic of Angola, 144A, 9.5%, 11/12/2025	300,000	314,982

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	|	13

	Principal Amount ($)(c)	Value ($)

Republic of Argentina, Series NY, Step-up Coupon, 2.5% to 3/31/2019, 3.75% to 3/31/2029, 5.25% to 12/31/2038	400,000	219,204

Republic of Ecuador, 144A, 8.75%, 6/2/2023	200,000	186,500

Republic of Hungary, Series 19/A, 6.5%, 6/24/2019	HUF 16,900,000	62,132

Republic of Kenya, 144A, 6.875%, 6/24/2024	400,000	375,500

Republic of Namibia, 144A, 5.25%, 10/29/2025	350,000	313,824

Republic of Nigeria, 144A, 6.5%, 11/28/2027	200,000	176,548

Republic of Senegal, 144A, 6.25%, 7/30/2024	400,000	388,128

Republic of Sri Lanka, 144A, 5.75%, 1/18/2022	200,000	188,034

Republic of Zambia, 144A, 5.375%, 9/20/2022	500,000	357,480

State of Qatar, 144A, 3.25%, 6/2/2026	400,000	386,282

United Mexican States, Series M, 5.75%, 3/5/2026	MXN 13,525,200	581,367

		5,826,861

U.S. Treasury Obligations 2.1%

U.S. Treasury Bonds, 3.0%, 2/15/2048	20,000	19,893

U.S. Treasury Inflation Indexed Note, 0.625%, 4/15/2023	2,570,526	2,527,817

		2,547,710
Total Government & Agency Obligations (Cost $10,510,129)		10,064,681

Convertible Bond 0.2%
Materials
GEO Specialty Chemicals, Inc., 3-month USD-LIBOR + 14.0%, 16.707%**PIK, 10/18/2025 (b) (Cost $254,327)	255,666	275,864

	Principal Amount ($)(c)	Value ($)

Short-Term U.S. Treasury Obligations 2.8%

U.S. Treasury Bills:

2.362%***, 8/15/2019 (e)	1,750,000	1,722,479

2.573%***, 10/10/2019 (f)	1,160,000	1,137,194

2.573%***, 10/10/2019 (f)	500,000	490,170
Total Short-Term U.S. Treasury Obligations (Cost $3,350,593)		3,349,843

	Shares	Value ($)
Exchange-Traded Fund 3.3%

iShares JP Morgan USD Emerging Markets Bond ETF	8,884	923,136

SPDR Bloomberg Barclays Convertible Securities ETF	64,000	2,994,560
Total Exchange-Traded Funds (Cost $4,337,185)		3,917,696

Securities Lending Collateral 1.7%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 2.29% (g) (h) (Cost $2,070,696)	2,070,696	2,070,696

Cash Equivalents 1.9%
DWS Central Cash Management Government Fund, 2.41% (g) (Cost $2,297,660)	2,297,660	2,297,660

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $120,338,548)	100.9	120,725,336
Other Assets and Liabilities, Net	(0.9)	(1,104,826)
Net Assets	100.0	119,620,510

The accompanying notes are an integral part of the financial statements.

14	|	Deutsche Variable Series II — DWS Global Income Builder VIP

A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2018 are as follows:

Value ($) at 12/31/2017	Purchases Cost ($)	Sales Proceeds ($)		Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2018	Value ($) at 12/31/2018
Securities Lending Collateral 1.7%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 2.29% (g) (h)
3,253,298	—	1,182,602	(i)	—	—	55,330	—	2,070,696	2,070,696
Cash Equivalents 1.9%
DWS Central Cash Management Government Fund, 2.41% (g)
1,616,434	89,965,099	89,283,873		—	—	77,113	—	2,297,660	2,297,660
4,869,732	89,965,099	90,466,475		—	—	132,443	—	4,368,356	4,368,356

*	Non-income producing security.

**

Variable or floating rate security. These securities are shown at their current rate as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables.

***	Annualized yield at time of purchase; not a coupon rate.

(a)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at December 31, 2018 amounted to $1,975,245, which is 1.7% of net assets.

(b)	Investment was valued using significant unobservable inputs.

(c)	Principal amount stated in U.S. dollars unless otherwise noted.

(d)	Government-backed debt issued by financial companies or government sponsored enterprises.

(e)	At December 31, 2018, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(f)	At December 31, 2018, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(g)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(h)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(i)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested for the year ended December 31, 2018.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

ASX: Australian Securities Exchange

CJSC: Closed Joint Stock Company

CLO: Collateralized Loan Obligation

EURIBOR: Euro Interbank Offered Rate

GDR: Global Depositary Receipt

Interest Only: Interest Only (IO) bonds represent the “interest only” portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

JSC: Joint Stock Company

LIBOR: London Interbank Offered Rate

MSCI: Morgan Stanley Capital International

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

PJSC: Public Joint Stock Company

Principal Only: Principal Only (PO) bonds represent the “principal only” portion of payments on a pool of underlying mortgages or mortgage-backed securities.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

S&P: Standard & Poor’s

SPDR: Standard & Poor’s Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	|	15

At December 31, 2018, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation (Depreciation) ($)
10 Year U.S. Treasury Note	USD	3/20/2019	28	3,332,055	3,416,438	84,383
3 Month Euro Euribor Interest Rate	EUR	12/16/2019	2	574,110	574,307	197
3 Month Euro Swiss Franc (Euroswiss) Interest Rate	CHF	12/16/2019	2	512,008	512,005	(3)
3 Month Euroyen	JPY	12/16/2019	2	455,825	455,819	(6)
3 Month Sterling (Short Sterling) Interest Rate	GBP	12/18/2019	3	472,602	472,669	67
90 Day Eurodollar Time Deposit	USD	12/16/2019	2	484,755	486,750	1,995
ASX 90 Day Bank Accepted Bills	AUD	12/12/2019	3	2,102,634	2,103,351	717
MSCI Mini Emerging Market Index	USD	3/15/2019	72	3,515,938	3,480,480	(35,458)
MSCI World Index	USD	3/15/2019	88	4,878,867	4,746,720	(132,147)
S&P 500 E-Mini Index	USD	3/15/2019	46	5,836,456	5,761,960	(74,496)
Ultra 10 Year U.S. Treasury Note	USD	3/20/2019	69	8,699,627	8,975,391	275,764
Total net unrealized appreciation						121,013

At December 31, 2018, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Depreciation ($)
2 Year U.S. Treasury Note	USD	3/29/2019	41	8,695,367	8,704,813	(9,446)
5 Year U.S. Treasury Note	USD	3/29/2019	81	9,147,341	9,289,688	(142,347)
Euro-Schatz	EUR	3/7/2019	81	10,382,982	10,388,673	(5,691)
U.S. Treasury Long Bond	USD	3/20/2019	11	1,531,982	1,606,000	(74,018)
Ultra Long U.S. Treasury Bond	USD	3/20/2019	10	1,522,087	1,606,562	(84,475)
Total net unrealized depreciation						(315,977)

At December 31, 2018, open credit default swap contracts purchased were as follows:

Centrally Cleared Swaps
Underlying Reference Obligation	Fixed Cash Flows Paid/ Frequency	Expiration Date	Notional Amount	Currency	Value ($)	Upfront Payments (Received) ($)	Unrealized Appreciation ($)
iTRAXX Europe Series 29	1.0%/ Quarterly	6/20/2023	3,000,000	EUR	(33,896)	(55,355)	21,459
Markit CDX North America Investment Grade Index	1.0%/ Quarterly	6/20/2023	3,000,000	USD	(25,039)	(48,320)	23,281
Total unrealized appreciation							44,740

At December 31, 2018, open credit default swap contracts sold were as follows:

Centrally Cleared Swaps
Underlying Reference Obligation	Fixed Cash Flows Received/ Frequency	Expiration Date	Notional Amount (j)	Currency	Value ($)	Upfront Payments Paid ($)	Unrealized Depreciation ($)
iTRAXX Europe Crossover Series 29	5.0%/ Quarterly	6/20/2023	1,500,000	EUR	104,586	146,287	(41,701)
Markit CDX North America High Yield Index	5.0%/ Quarterly	12/20/2023	2,800,000	USD	60,691	194,369	(133,678)
Markit CDX North America High Yield Index	5.0%/ Quarterly	6/20/2023	6,300,000	USD	201,400	378,118	(176,718)
Total unrealized depreciation							(352,097)

(j)

The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the underlying referenced obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same underlying referenced obligation, if any.

The accompanying notes are an integral part of the financial statements.

16	|	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

At December 31, 2018, open interest rate swap contracts were as follows:

Centrally Cleared Swaps
Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Effective/ Expiration Date	Notional Amount ($)	Currency	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
Fixed —2.75% Semi-Annually	Floating — 3-Month LIBOR Quarterly	12/14/2018 12/14/2020	500,000	USD	(773)	1,075	(1,848)
Floating — 3-Month LIBOR Quarterly	Fixed — 2.75% Semi-Annually	12/14/2018 12/14/2023	10,500,000	USD	82,901	(75,197)	158,098
Fixed — 3.00% Semi-Annually	Floating — 3-Month LIBOR Semi-Annually	12/14/2018 12/14/2028	11,800,000	USD	(283,882)	(36,781)	(247,101)
Floating — 3- Month LIBOR Quarterly	Fixed — 3.261% Semi-Annually	03/20/2018 3/20/2049	3,600,000	USD	289,808	—	289,808
Total net unrealized appreciation							198,957

LIBOR: London Interbank Offered Rate; 3-month LIBOR rate as of December 31, 2018 is 2.808%.

As of December 31, 2018, the Fund had the following open forward foreign currency contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
EUR	5,630,000	USD	6,509,181	1/9/2019	55,425	Credit Agricole
USD	592,285	CNY	4,127,612	1/9/2019	8,921	Credit Agricole
GBP	1,912,600	USD	2,518,124	1/9/2019	79,603	Credit Agricole
MXN	12,800,000	USD	655,779	1/23/2019	6,359	State Street Bank and Trust
AUD	575,000	USD	416,110	2/19/2019	10,752	Australia and New Zealand Banking Group Ltd.
Total unrealized appreciation					161,060
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
EUR	2,500,000	USD	2,864,662	1/9/2019	(1,126)	Credit Agricole
CNY	8,279,820	USD	1,191,129	1/9/2019	(14,865)	Toronto-Dominion Bank
JPY	424,934,000	USD	3,760,484	1/9/2019	(117,099)	Morgan Stanley
USD	6,536,554	EUR	5,650,300	1/9/2019	(59,528)	Credit Agricole
EUR	980,000	USD	1,120,045	2/28/2019	(8,048)	JPMorgan Chase Securities, Inc.
Total unrealized depreciation					(200,666)

Currency Abbreviations

AUD	Australian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
JPY	Japanese Yen
MXN	Mexican Peso
USD	United States Dollar

For information on the Fund’s policy and additional disclosures regarding futures contracts, credit default swap contracts, interest rate swap contracts and forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	|	17

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2018 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (k)
Communication Services	$4,550,972	$2,406,378	$—	$6,957,350
Consumer Discretionary	4,252,812	2,471,959	—	6,724,771
Consumer Staples	3,926,555	1,202,770	—	5,129,325
Energy	3,384,704	1,994,798	—	5,379,502
Financials	4,721,236	4,739,331	—	9,460,567
Health Care	4,661,040	2,234,943	—	6,895,983
Industrials	3,200,990	3,146,632	—	6,347,622
Information Technology	9,806,852	1,018,774	—	10,825,626
Materials	469,924	262,935	18,218	751,077
Real Estate	3,159,530	537,606	—	3,697,136
Utilities	2,980,459	556,615	—	3,537,074
Preferred Stocks (k)	6,931,662	—	—	6,931,662
Warrant	—	—	4,191	4,191
Fixed Income Investments (k)
Corporate Bonds	—	15,500,030	—	15,500,030
Asset-Backed	—	6,926,386	—	6,926,386
Mortgage-Backed Securities Pass-Throughs	—	20,434	—	20,434
Commercial Mortgage-Backed Securities	—	1,521,976	—	1,521,976
Collateralized Mortgage Obligations	—	2,138,184	—	2,138,184
Government & Agency Obligations	—	10,064,681	—	10,064,681
Convertible Bond	—	—	275,864	275,864
Short-Term U.S. Treasury Obligations	—	3,349,843	—	3,349,843
Exchange-Traded Funds	3,917,696	—	—	3,917,696
Short-Term Investments (k)	4,368,356	—	—	4,368,356
Derivatives (l)
Futures Contracts	363,123	—	—	363,123
Credit Default Swap Contracts	—	44,740	—	44,740
Interest Rate Swap Contracts	—	447,906	—	447,906
Forward Foreign Currency Contracts	—	161,060	—	161,060
Total	$60,695,911	$60,747,981	$298,273	$121,742,165

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (l)
Futures Contracts	$(558,087)	$—	$—	$(558,087)
Credit Default Swap Contracts	—	(352,097)	—	(352,097)
Interest Rate Swap Contracts	—	(248,949)	—	(248,949)
Forward Foreign Currency Contracts	—	(200,666)	—	(200,666)
Total	$(558,087)	$(801,712)	$—	$(1,359,799)

(k)	See Investment Portfolio for additional detailed categorizations.

(l)	Derivatives include unrealized appreciation (depreciation) on open futures contracts, credit default swap contracts, interest rate swap contracts and forward foreign currency contracts.

The accompanying notes are an integral part of the financial statements.

18	|	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Statement of Assets and Liabilities

as of December 31, 2018

Assets
Investments in non-affiliated securities, at value (cost $115,970,192) — including $1,975,245 of securities loaned	$116,356,980
Investment in DWS Government & Agency Securities Portfolio (cost $2,070,696)*	2,070,696
Investment in DWS Central Cash Management Government Fund (cost $2,297,660)	2,297,660
Cash	321,921
Foreign currency, at value (cost $151,246)	148,589
Receivable for investments sold	4,457
Receivable for Fund shares sold	3,488
Dividends receivable	191,821
Interest receivable	456,991
Receivable for variation margin on futures contracts	45,247
Receivable for variation margin on centrally cleared swaps	30,961
Unrealized appreciation on forward foreign currency contracts	161,060
Foreign taxes recoverable	102,484
Other assets	3,381
Total assets	122,195,736

Liabilities
Payable upon return of securities loaned	2,070,696
Payable for Fund shares redeemed	90,369
Unrealized depreciation on forward foreign currency contracts	200,666
Accrued management fee	20,278
Accrued Trustees’ fees	4,311
Other accrued expenses and payables	188,906
Total liabilities	2,575,226
Net assets, at value	$119,620,510

Net Assets Consist of
Distributable earnings (loss)	5,097,556
Paid-in capital	114,522,954
Net assets, at value	$119,620,510

Net Asset Value
Class A

Net Asset Value, offering and redemption price per share ($119,611,105 ÷ 5,608,755 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$21.33
Class B

Net Asset Value, offering and redemption price per share ($9,405 ÷ 441.5 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$21.30

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	|	19

Statement of Operations

for the year ended December 31, 2018

Investment Income
Income:
Dividends (net of foreign taxes withheld of $151,631)	$3,463,738
Interest (net of foreign taxes withheld of $4,993)	1,897,129
Income distributions — DWS Central Cash Management Government Fund	77,113
Securities lending income, net of borrower rebates	55,330
Total income	5,493,310
Expenses:
Management fee	505,792
Administration fee	136,700
Services to Shareholders	1,227
Distribution service fees (Class B)	17
Custodian fee	65,510
Professional fees	114,255
Reports to shareholders	66,530
Trustees’ fees and expenses	10,190
Other	48,519
Total expenses before expense reductions	948,740
Expense reductions	(18,283)
Total expenses after expense reductions	930,457
Net investment income	4,562,853

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	2,283,676
Swap contracts	1,886,394
Futures	(2,804,146)
Written options	362,589
Forward foreign currency contracts	464,627
Foreign currency	8,195
2,201,335
Change in net unrealized appreciation (depreciation) on:
Investments	(14,985,048)
Swap contracts	(1,284,644)
Futures	(849,276)
Forward foreign currency contracts	191,206
Foreign currency	(1,851)
(16,929,613)
Net gain (loss)	(14,728,278)
Net increase (decrease) in net assets resulting from operations	$(10,165,425)

The accompanying notes are an integral part of the financial statements.

20	|	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2018	2017
Operations:
Net investment income	$4,562,853	$5,099,423
Net realized gain (loss)	2,201,335	18,938,450
Change in net unrealized appreciation (depreciation)	(16,929,613)	3,377,582
Net increase (decrease) in net assets resulting from operations	(10,165,425)	27,415,455
Distributions to shareholders:
Class A	(17,909,607)	(5,628,068)*
Fund share transactions:
Class A
Proceeds from shares sold	2,336,008	3,259,753
Reinvestment of distributions	17,909,607	5,628,068
Payments for shares redeemed	(19,079,316)	(69,176,010)
Net increase (decrease) in net assets from Class A share transactions	1,166,299	(60,288,189)
Class B
Proceeds from shares sold	10,000 **	—
Net increase (decrease) in net assets from Class B share transactions	10,000 **	—
Increase (decrease) in net assets	(26,898,733)	(38,500,802)
Net assets at beginning of year	146,519,243	185,020,239

Net assets at end of year	119,620,510	146,519,243 ***

Other Information
Class A
Shares outstanding at beginning of period	5,517,134	7,873,905
Shares sold	97,250	130,993
Shares issued to shareholders in reinvestment of distributions	796,691	233,530
Shares redeemed	(802,320)	(2,721,294)
Net increase (decrease) in Class A shares	91,621	(2,356,771)

Shares outstanding at end of period	5,608,755	5,517,134
Class B
Shares outstanding at beginning of period	—	—
Shares sold	441.5 **	—
Net increase (decrease) in Class B shares	441.5 **	—

Shares outstanding at end of period	441.5 **	—

*	Includes distributions from net investment income.
**	For the period from May 1, 2018 (commencement of operations of Class B) to December 31, 2018.
***	Includes undistributed net investment income of $4,363,984.

The accompanying notes are an integral part of the financial statements.

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Financial Highlights

	Years Ended December 31,
Class A	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$26.56	$23.50	$22.93	$24.62	$27.30
Income (loss) from investment operations:

Net investment income[a]	.80	.71	.61	.68	.72
Net realized and unrealized gain (loss)	(2.67)	3.10	.91	(.97)	.25
Total from investment operations	(1.87)	3.81	1.52	(.29)	.97
Less distributions from:

Net investment income	(.98)	(.75)	(.95)	(.76)	(.85)
Net realized gains	(2.38)	—	—	(.64)	(2.80)
Total distributions	(3.36)	(.75)	(.95)	(1.40)	(3.65)
Net asset value, end of period	$21.33	$26.56	$23.50	$22.93	$24.62
Total Return (%)	(7.66)[b]	16.54	6.81	(1.44)[b]	3.83

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	120	147	185	202	247
Ratio of expenses before expense reductions (%)[c]	.69	.63	.62	.60	.62
Ratio of expenses after expense reductions (%)[c]	.68	.63	.62	.58	.62
Ratio of net investment income (loss) (%)	3.34	2.85	2.66	2.85	2.83
Portfolio turnover rate (%)	70	122	135	92	88

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

	Period Ended
Class B	12/31/18[a]

Selected Per Share Data
Net asset value, beginning of period	$22.65
Income (loss) from investment operations:

Net investment income[b]	.50
Net realized and unrealized gain (loss)	(1.85)
Total from investment operations	(1.35)
Net asset value, end of period	$21.30
Total Return (%)[c]	(5.96	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	9
Ratio of expenses before expense reductions (%)[d]	1.15	*
Ratio of expenses after expense reductions (%)[d]	.86	*
Ratio of net investment income (loss) (%)	3.30	*
Portfolio turnover rate (%)	70	[e]

[a]	For the period from May 1, 2018 (commencement of operations) to December 31, 2018.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

[e]	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2018.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

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Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Global Income Builder VIP (formerly Deutsche Global Income Builder VIP) (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (formerly Deutsche Variable Series II) (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares commenced operations on May 1, 2018. Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 distribution fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

In October 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification, which is intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Effective with the current reporting period, the Fund adopted the amendments with the impacts being that the Fund is no longer required to present components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributable earnings and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities and Exchange-Traded Funds (“ETFs”) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

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Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended December 31, 2018, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by DWS Investment Management Americas, Inc. As of December 31, 2018, the Fund invested the cash collateral in DWS Government & Agency Securities Portfolio. DWS Investment Management Americas, Inc. receives a management/administration fee (0.12% annualized effective rate as of December 31, 2018) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed

24	|	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2018, the Fund had securities on loan, which were classified as common stocks and corporate bonds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end.

Remaining Contractual Maturity of the Agreements as of December 31, 2018
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$516,311	$—	$—	$—	$516,311
Corporate Bonds	1,554,385	—	—	—	1,554,385
Total Borrowings	$2,070,696	$—	$—	$—	$2,070,696

Gross amount of recognized liabilities for securities lending transactions:					$2,070,696

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable based upon the current interpretation of the tax rules and regulations. Estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2018 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts, futures contracts, swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	|	25

periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2018, the Fund’s components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income*	$4,970,065
Unrealized appreciation (depreciation) on investments	$111,511

At December 31, 2018, the aggregate cost of investments for federal income tax purposes was $120,776,965. The net unrealized appreciation for all investments based on tax cost was $111,511. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $8,870,517 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $8,759,006.

In addition, the tax character of distributions paid by the Fund is summarized as follows:

	Years Ended December 31,
	2018	2017
Distributions from ordinary income*	$9,573,430	$5,628,068
Distributions from long-term capital gains	$8,336,177	$—

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

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An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended December 31, 2018, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of December 31, 2018 is included in a table following the Fund’s Investment Portfolio. For the year ended December 31, 2018, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $26,400,000 to approximately $38,398,000.

Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended December 31, 2018, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer’s credit quality characteristics and to hedge the risk of default or other specified credit events on portfolio assets.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of December 31, 2018 is included in a table following the Fund’s Investment Portfolio. For the year ended December 31, 2018, the investment in credit default swap contracts purchased had a total USD equivalent notional value generally indicative of a range from $0 to approximately $6,483,000 and the investment in credit default swap contracts sold had a total USD equivalent notional value generally indicative of a range from approximately $4,800,000 to $10,842,000.

Total Return Swap Contracts. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. One counterparty pays out the total return of the reference security or index underlying the total return swap, and in return receives a fixed or variable rate. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a negative total return. For the year ended December 31, 2018, the Fund entered into total return swap transactions as a means of gaining exposure to a particular asset class without investing directly in such asset class.

There were no open total return swap contracts as of December 31, 2018. For the year ended December 31, 2018, the investment in total return swap contracts had a total notional amount generally indicative of a range from $0 to approximately $15,727,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended December 31, 2018, the Fund entered into interest rate futures to gain exposure to different parts of the

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yield curve while managing overall duration. The Fund also entered into interest rate futures contracts for non-hedging purposes to seek to enhance potential gains. In addition, the Fund entered into equity index futures as a means of gaining exposure to the equity asset class without investing directly into such asset class and to manage the risk of stock market volatility.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of December 31, 2018 is included in a table following the Fund’s Investment Portfolio. For the year ended December 31, 2018, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $22,633,000 to $36,672,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $24,751,000 to $39,926,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. Certain options, including options on indices and interest rate options, will require cash settlement by the Fund if exercised. For the year ended December 31, 2018, the Fund entered into options on interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. For exchange traded contracts, the counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default. The Fund’s maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

There were no open written or purchased option contracts as of December 31, 2018. For the year ended December 31, 2018, the investment in written option contracts had a total value generally indicative of a range from $0 to approximately $844,000.

Forward Foreign Currency Contracts. A forward foreign currency contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended December 31, 2018, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings, to facilitate transactions in foreign currency denominated securities and for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on

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appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of December 31, 2018 is included in a table following the Fund’s Investment Portfolio. For the year ended December 31, 2018, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $14,346,000 to $31,634,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $3,261,000 to $22,565,000.

The following tables summarize the value of the Fund’s derivative instruments held as of December 31, 2018 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Forward Contracts	Swap Contracts	Futures Contracts	Total
Credit Contracts (a)	$—	$44,740	$—	$44,740
Interest Rate Contracts (a)	—	447,906	363,123	811,029
Foreign Exchange Contracts (b)	161,060	—	—	161,060
	$161,060	$492,646	$363,123	$1,016,829

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a)

Includes cumulative appreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b)	Unrealized appreciation on forward foreign currency contracts

Liability Derivatives	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (c)	$—	$—	$(242,101)	$(242,101)
Credit Contracts (c)	—	(352,097)	—	(352,097)
Interest Rate Contracts (c)	—	(248,949)	(315,986)	(564,935)
Foreign Exchange Contracts (d)	(200,666)	—	—	(200,666)
	$(200,666)	$(601,046)	$(558,087)	$(1,359,799)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(c)

Includes cumulative depreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(d)	Unrealized depreciation on forward foreign currency contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2018, and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (e)	$—	$—	$1,117,765	$(2,015,444)	$(897,679)
Credit Contracts (e)	—	—	336,162	—	336,162
Interest Rate Contracts (e)	362,589	—	432,467	(788,702)	6,354
Foreign Exchange Contracts (f)	—	464,627	—	—	464,627
	$362,589	$464,627	$1,886,394	$(2,804,146)	$(90,536)

Each of the above derivatives is located in the following Statement of Operations accounts:

(e)	Net realized gain (loss) from written options, swap contracts and futures, respectively

(f)	Net realized gain (loss) from forward foreign currency contracts

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (g)	$—	$(917,067)	$(888,521)	$(1,805,588)
Credit Contracts (g)	—	(452,207)	—	(452,207)
Interest Rate Contracts (g)	—	84,630	39,245	123,875
Foreign Exchange Contracts (h)	191,206	—	—	191,206
	$191,206	$(1,284,644)	$(849,276)	$(1,942,714)

Each of the above derivatives is located in the following Statement of Operations accounts:

(g)	Change in net unrealized appreciation (depreciation) on swap contracts and futures, respectively

(h)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	|	29

As of December 31, 2018, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Australia and New Zealand Banking Group Ltd.	$10,752	$—	$—	$10,752
Credit Agricole	143,949	(60,654)	—	83,295
State Street Bank and Trust	6,359	—	—	6,359
	$161,060	$(60,654)	$—	$100,406

Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Credit Agricole	$60,654	$(60,654)	$—	$—
JPMorgan Chase Securities, Inc.	8,048	—	—	8,048
Morgan Stanley	117,099	—	—	117,099
Toronto-Dominion Bank	14,865	—	—	14,865
	$200,666	$(60,654)	$—	$140,012

C. Purchases and Sales of Securities

During the year ended December 31, 2018, purchases and sales of investment transactions, excluding short-term investments, were as follows:

	Purchases	Sales
Non-U.S. Treasury Obligations	$84,428,247	$96,662,567
U.S. Treasury Obligations	$3,248,315	$1,699,308

D. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (formerly Deutsche Investment Management Americas Inc.) (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund’s subadvisor.

DWS Alternatives Global Limited (formerly Deutsche Alternative Asset Management (Global) Limited), also an indirect, wholly owned subsidiary of DWS Group, serves as subadvisor for the Fund and, as such, provides portfolio manager services to the Fund. Pursuant to a sub-advisory agreement between DIMA and DWS Alternatives Global Limited, DIMA, not the Fund, compensates DWS Alternatives Global Limited for the services it provides to the Fund.

30	|	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Under the Investment Management Agreement, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million	.370%
Next $750 million	.345%
Over $1 billion	.310%

Accordingly, for the year ended December 31, 2018, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waiver/reimbursements) of 0.37% of the Fund’s average daily net assets.

For the period from January 1, 2018 through September 30, 2018, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A shares at 0.69%.

Effective October 1, 2018 through September 30, 2019, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A shares at 0.73%.

Effective May 1, 2018 (commencement of operations) through September 30, 2019, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class B shares at 0.86%.

For the year ended December 31, 2018, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$18,264
Class B	19
$18,283

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2018, the Administration Fee was $136,700, of which $10,420 is unpaid.

Distribution Service Agreement. DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, is the Fund’s distributor. In accordance with the Distribution Plan, DDI receives 12b-1 fees of 0.25% of average daily net assets of Class B shares. For the period from May 1, 2018 (commencement of operations) through December 31, 2018, the Distribution Service Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at December 31, 2018
Class B	$17	$2

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2018 and for the period from May 1, 2018 (commencement of operations) through December 31, 2018 for Class B shares, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at December 31, 2018
Class A	$533	$179
Class B	14	11
	$547	$190

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	|	31

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended December 31, 2018, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $10,630, of which $3,902 unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended December 31, 2018, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $4,151.

E. Ownership of the Fund

At December 31, 2018, one participating insurance company was owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 71%.

F. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2018.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Variable Series II and Shareholders of DWS Global Income Builder VIP:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS Global Income Builder VIP (formerly Deutsche Global Income Builder VIP) (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series II (formerly Deutsche Variable Series II)) (the “Trust”), including the investment portfolio, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series II) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

February 14, 2019

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	|	33

Information About Your Fund’s Expenses	(Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2018 to December 31, 2018).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2018

Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/18	$1,000.00	$1,000.00
Ending Account Value 12/31/18	$941.30	$940.40
Expenses Paid per $1,000*	$3.47	$4.21

Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/18	$1,000.00	$1,000.00
Ending Account Value 12/31/18	$1,021.63	$1,020.87
Expenses Paid per $1,000*	$3.62	$4.38

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratio	Class A	Class B
Deutsche DWS Variable Series II — DWS Global Income Builder VIP	.71%	.86%

For more information, please refer to the Fund’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

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Tax Information	(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $33,000 as capital gain dividends for its year ended December 31, 2018.

For corporate shareholders, 11% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2018 qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	|	35

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Global Income Builder VIP’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) and sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Agreement, the “Agreements”) between DIMA and Deutsche Alternative Asset Management (Global) Limited (now known as DWS Alternatives Global Limited) (“DAAM Global”), an affiliate of DIMA, in September 2018.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA and DAAM Global are part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s and DAAM Global’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and DAAM Global provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. Throughout the course of the year, the Board also received information regarding DIMA’s oversight of fund sub-advisers, including DAAM Global. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon

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performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2017, the Fund’s performance (Class A shares) was in the 1st quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended December 31, 2017.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2017). With respect to the sub-advisory fee paid to DAAM Global, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2017, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees). The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds”) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and DAAM Global.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	|	37

brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

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Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	82	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International; Public Radio International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago	82	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); Massachusetts Humane Society; Overseer of the New England Conservatory; former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston); American Documentary, Inc. (public media)	82	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	82	—
Paul K. Freeman* (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive committee); Adjunct Professor, University of Denver Law School (2017–present); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International; Denver Zoo Foundation (2012–2018)	82	—

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	|	39

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	82	Director, Aberdeen Japan Fund (since 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	82	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	82	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	82	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	82	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present Assistant Secretary, 2013–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (since March 2018); Assistant Secretary, DWS Distributors, Inc. (since June 25, 2018); Director and Vice President, DWS Service Company (since June 25, 2018); Assistant Secretary, DWS Investment Management Americas, Inc. (since June 25, 2018); and Director and President, DB Investment Managers, Inc. (since June 25, 2018); formerly: Vice President for the Deutsche funds (2016–2017)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); and Director and Vice President, DWS Trust Company (2016–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Diane Kenneally[8,9] (1966) Treasurer and Chief Financial Officer since 2018	Director,[3] DWS; formerly: Assistant Treasurer for the DWS funds (2007–2018)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS

40	|	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (since 2018)
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 345 Park Avenue, New York, NY 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed Treasurer and Chief Financial Officer effective July 2, 2018.

*	Paul K. Freeman retired from the Board effective December 31, 2018.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	|	41

Notes

Notes

VS2GIB-2 (R-025825-8 2/19)

December 31, 2018

Annual Report

Deutsche DWS Variable Series II

(formerly Deutsche Variable Series II)

DWS Government & Agency Securities VIP

(formerly Deutsche Government & Agency Securities VIP)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from your insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site, and your insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance company electronically by following the instructions provided by your insurance company.

You may elect to receive all future reports in paper free of charge from your insurance company. If your insurance company informs you that future reports will be delivered via Web access, you can inform your insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by your insurance company.

Contents

3	Performance Summary
4	Management Summary
6	Portfolio Summary
7	Investment Portfolio
11	Statement of Assets and Liabilities
11	Statement of Operations
12	Statements of Changes in Net Assets
13	Financial Highlights
14	Notes to Financial Statements
22	Report of Independent Registered Public Accounting Firm
23	Information About Your Fund’s Expenses
24	Tax Information
24	Proxy Voting
25	Advisory Agreement Board Considerations and Fee Evaluation
28	Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. The “full faith and credit” guarantee of the US government applies to the timely repayment of interest, and does not eliminate market risk. Because of the rising US government debt burden, it is possible that the US government may not be able to meet its financial obligations or that securities issued by the US government may experience credit downgrades. The Fund may lend securities to approved institutions. See the prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE     NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche DWS Variable Series II — DWS Government & Agency Securities VIP

Performance Summary	December 31, 2018 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2018 are 0.87% and 1.21% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment in DWS Government & Agency Securities VIP

The Bloomberg Barclays GNMA Index is an unmanaged, market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results

DWS Government & Agency Securities VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,055	$10,340	$10,885	$13,451
	Average annual total return	0.55%	1.12%	1.71%	3.01%
Bloomberg Barclays GNMA Index	Growth of $10,000	$10,102	$10,451	$11,229	$13,653
	Average annual total return	1.02%	1.48%	2.35%	3.16%

DWS Government & Agency Securities VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$10,019	$10,230	$10,698	$13,004
	Average annual total return	0.19%	0.76%	1.36%	2.66%
Bloomberg Barclays GNMA Index	Growth of $10,000	$10,102	$10,451	$11,229	$13,653
	Average annual total return	1.02%	1.48%	2.35%	3.16%

The growth of $10,000 is cumulative.

Deutsche DWS Variable Series II — DWS Government & Agency Securities VIP	|	3

Management Summary	December 31, 2018 (Unaudited)

During the 12-month period ended December 31, 2018, the Fund provided a total return of 0.55% (Class A shares, unadjusted for contract charges) compared with the 1.02% return of its benchmark, the Bloomberg Barclays GNMA Index.

Against a backdrop of steady growth, strong corporate profits and arguably full employment, the bond markets in 2018 watched closely for any indications of an acceleration in inflation that could lead the U.S. Federal Reserve (the Fed) to push forward its timetable for returning interest rates to more historically normal levels. In early February, Treasury yields moved higher as hiring and wage growth data for January came in above expectations. March saw fears of a global trade war come to the forefront as the Trump administration announced plans to impose tariffs on steel and aluminum as well as on a wide range of imports coming from China. Risk sentiment would soon stabilize, as increasingly robust economic growth and corporate earnings data outweighed concerns over protectionist U.S. trade policy. However, the fourth quarter of 2018 witnessed declining prices for credit-oriented segments of the bond market as slowing growth overseas highlighted the downside risks of a global trade war. Notwithstanding the downturn in sentiment, the Fed continued to tighten monetary policy, raising its benchmark overnight lending rate in mid-December by a quarter point to the 2.25% to 2.50% range, the fourth such hike of 2018.

For the 12 months ended December 31, 2018, yields rose along the length of the U.S. Treasury yield curve and the curve flattened as increases on the front-end were more significant. To illustrate, the two-year Treasury yield went from 1.89% to 2.48% while the 30-year yield went from 2.74% to 3.02%.

As with most other areas of the bond market, GNMA performance was challenged in 2018 as Treasury yields moved higher. Premium coupon pools led performance within GNMAs as shorter duration assets were favored in a rising rate environment. The portfolio maintained an underweight to GNMAs in favor of conventional mortgage-backed securities (MBS) across lower coupons, while overweighting premium coupons within GNMAs as prepayments slowed notably with a crackdown on predatory lending practices by GNMA. As interest rates rose in the first half of 2018, we reduced exposure to super-seasoned high coupon pass-throughs as they outperformed within the GNMA space. In addition, the Fund’s MBS exposure was reduced over the 12 months. The portfolio’s above-benchmark stance with respect to duration was shifted to neutral while incorporating a flattening bias with respect to the yield curve. While we incorporated views on the direction of foreign sovereign interest rates in the portfolio over the 12 months, we currently express all interest rate and yield curve views in U.S. dollar assets. Derivatives were used primarily for hedging interest rate risk, with periodic use to express tactical duration views. For the period, GNMA security selection and off-benchmark exposures added to relative performance, while positioning with respect to interest rates and currencies detracted to a roughly similar degree. The Fund remains positioned with a preference for higher coupons within GNMAs while maintaining an allocation to structured assets such as asset-backed securities and commercial mortgage-backed securities.

Gregory M. Staples, CFA, Managing Director

Scott Agi, CFA, Director

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

4	|	Deutsche DWS Variable Series II — DWS Government & Agency Securities VIP

Terms to Know

The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

The Bloomberg Barclays GNMA Index tracks the performance of fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA).

Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.

Coupon is the interest rate, expressed as an annual percentage of face value, which a bond issuer promises to pay until maturity.

Overweight means the Fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the Fund holds a lower weighting.

Mortgage-backed securities (MBS) are secured by mortgage debt. Commercial mortgage-backed securities (CMBS) are secured by loans on commercial properties. Asset-backed securities (ABS) are secured by loans, credit or receivables, exclusive of mortgage debt.

Deutsche DWS Variable Series II — DWS Government & Agency Securities VIP	|	5

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Net Assets)	12/31/18	12/31/17
Mortgage-Backed Securities Pass-Throughs	82%	80%
Collateralized Mortgage Obligations	10%	22%
Commercial Mortgage-Backed Securities	4%	3%
Asset-Backed	3%	5%
Government & Agency Obligations	4%	16%
Corporate Bonds	—	1%
Cash Equivalents and Other Assets and Liabilities, net	–3%	–27%
	100%	100%

Coupons*	12/31/18	12/31/17
Less than 3.5%	25%	35%
3.5%–4.49%	52%	42%
4.5%–5.49%	17%	15%
5.5%–6.49%	3%	5%
6.5%–7.49%	3%	3%
7.5% and Greater	0%	0%
	100%	100%

Interest Rate Sensitivity	12/31/18	12/31/17
Effective Maturity	8.1 years	9.9 years
Effective Duration	4.7 years	4.0 years

*	Excludes Cash Equivalents and U.S. Treasury Bills.

Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund’s sensitivity to interest rate changes taking into consideration any maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 7.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.

6	|	Deutsche DWS Variable Series II — DWS Government & Agency Securities VIP

Investment Portfolio	December 31, 2018

	Principal Amount ($)	Value ($)
Mortgage-Backed Securities Pass-Throughs 82.0%
Federal Home Loan Mortgage Corp.:
3.0%, with various maturities from 9/1/2047 until 1/1/2049 (a)	2,682,766	2,614,871
4.0%, with various maturities from 1/1/2045 until 12/1/2045	558,814	573,790
Federal National Mortgage Association:
3.0%, with various maturities from 3/1/2047 until 10/1/2047	1,295,757	1,263,738
3.25%, 3/1/2030	900,000	877,155
3.5%, with various maturities from 8/1/2047 until 1/1/2049 (a)	3,152,355	3,153,665
3.64%, 7/1/2030	1,000,000	1,009,399
Government National Mortgage Association:
3.0%, with various maturities from 4/20/2046 until 9/20/2047	2,230,587	2,196,906
3.5%, with various maturities from 4/15/2042 until 2/20/2048	4,888,933	4,934,264
4.0%, with various maturities from 9/20/2040 until 1/23/2049 (a)	7,163,773	7,349,163
4.5%, with various maturities from 4/20/2035 until 8/20/2048	2,748,902	2,861,539
4.55%, 1/15/2041	128,796	134,598
4.625%, 5/15/2041	97,508	101,026
5.0%, with various maturities from 12/15/2032 until 1/1/2049 (a)	1,551,923	1,617,090
5.5%, with various maturities from 1/15/2034 until 6/15/2042	559,741	605,874
6.0%, with various maturities from 5/20/2034 until 1/15/2038	276,815	303,691
6.5%, with various maturities from 9/15/2036 until 2/15/2039	225,643	254,667
7.0%, with various maturities from 2/20/2027 until 2/15/2038	68,974	69,812
7.5%, 10/20/2031	3,131	3,536
Total Mortgage-Backed Securities Pass-Throughs (Cost $30,210,861)		29,924,784

Asset-Backed 3.2%
Automobile Receivables 0.4%
AmeriCredit Automobile Receivables Trust, “A3”, Series 2017-1, 1.87%, 8/18/2021	151,901	150,954
Miscellaneous 2.8%
Carbone CLO Ltd., “A1”, Series 2017-1A, 144A, 3-month USD-LIBOR + 1.140%, 3.609% *, 1/20/2031	380,000	375,263

	Principal Amount ($)	Value ($)
Domino’s Pizza Master Issuer LLC, “A23”, Series 2017-1A, 144A, 4.118%, 7/25/2047	444,375	435,385
NRZ Excess Spread-Collateralized Notes, “B”, Series 2018-PLS1, 144A, 3.588%, 1/25/2023	218,667	217,350

		1,027,998
Total Asset-Backed (Cost $1,194,938)		1,178,952

Collateralized Mortgage Obligations 10.0%
BX Trust, “A”, Series 2018-GW, 144A, 1-month USD-LIBOR + 0.800%, 3.255% *, 5/15/2035	200,000	195,675
Federal Home Loan Mortgage Corp.:
“OA”, Series 3179, Principal Only, Zero Coupon, 7/15/2036	68,966	59,980
“CZ”, Series 4113, 3.0%, 9/15/2042	324,212	301,165
“PI”, Series 3940, Interest Only, 4.0%, 2/15/2041	248,618	35,089
“C1”, Series 329, Interest Only, 4.0%, 12/15/2041	725,915	140,102
“UA”, Series 4298, 4.0%, 2/15/2054	53,835	55,578
“C32”, Series 303, Interest Only, 4.5%, 12/15/2042	740,995	159,985
“C28”, Series 303, Interest Only, 4.5%, 1/15/2043	874,035	199,001
“MI”, Series 3871, Interest Only, 6.0%, 4/15/2040	28,978	1,611
“IJ”, Series 4472, Interest Only, 6.0%, 11/15/2043	285,220	69,270
“A”, Series 172, Interest Only, 6.5%, 1/1/2024	5,518	644
“C22”, Series 324, Interest Only, 6.5%, 4/15/2039	408,502	105,754
Federal National Mortgage Association:
“Z”, Series 2013-44, 3.0%, 5/25/2043	99,375	94,800
‘‘IO”, Series 2012-146, Interest Only, 3.5%, 1/25/2043	967,492	192,595
“4”, Series 406, Interest Only, 4.0%, 9/25/2040	186,198	38,705
“IO”, Series 2016-26, Interest Only, 5.0%, 5/25/2046	797,816	153,905
“UI”, Series 2010-126, Interest Only, 5.5%, 10/25/2040	308,331	62,088
“IO”, Series 2014-70, Interest Only, 5.5%, 10/25/2044	419,804	92,269
“BI”, Series 2015-97, Interest Only, 5.5%, 1/25/2046	349,308	79,712
“WI”, Series 2011-59, Interest Only, 6.0%, 5/25/2040	34,011	944
“YT”, Series 2013-35, 6.5%, 9/25/2032	460,305	521,507
Government National Mortgage Association:
“JI”, Series 2013-10, Interest Only, 3.5%, 1/20/2043	464,479	98,332
“ID”, Series 2013-70, Interest Only, 3.5%, 5/20/2043	212,315	41,515

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Government & Agency Securities VIP	|	7

	Principal Amount ($)	Value ($)

“IP”, Series 2015-50, Interest Only, 4.0%, 9/20/2040	686,789	56,790

“PI”, Series 2015-40, Interest Only, 4.0%, 4/20/2044	208,577	28,742

“PI”, Series 2014-108, Interest Only, 4.5%, 12/20/2039	175,011	30,732

“IP”, Series 2014-115, Interest Only, 4.5%, 2/20/2044	119,539	20,432

“GZ”, Series 2005-24, 5.0%, 3/20/2035	665,276	751,225

“IA”, Series 2012-64, Interest Only, 5.5%, 5/16/2042	169,697	36,403

“DI”, Series 2009-10, Interest Only, 6.0%, 4/16/2038	98,072	13,215

“IP”, Series 2009-118, Interest Only, 6.5%, 12/16/2039	29,225	7,763

“IC”, Series 1997-4, Interest Only, 7.5%, 3/16/2027	230,324	1,667
Total Collateralized Mortgage Obligations (Cost $3,455,991)		3,647,195

Commercial Mortgage-Backed Securities 4.0%

Atrium Hotel Portfolio Trust, “A”, Series 2018-ATRM, 144A, 1-month USD-LIBOR + 0.95%, 3.405%*, 6/15/2035	427,500	425,043

CHT Mortgage Trust, “A”, Series 2017-CSMO,144A, 1-month USD-LIBOR + 0.930%, 3.385%*, 11/15/2036	400,000	395,125

DBGS Mortgage Trust, “A”, Series 2018-5BP,144A, 1-month USD-LIBOR + 0.645%, 3.1%*, 6/15/2033	450,000	443,339

FHLMC Multifamily Structured Pass-Through Securities, “X1”, Series K055, Interest Only, 1.366%*, 3/25/2026	2,468,959	202,478
Total Commercial Mortgage-Backed Securities (Cost $1,476,032)		1,465,985

	Principal Amount ($)	Value ($)
Government & Agency Obligation 1.9%
U.S. Treasury Obligation
U.S. Treasury Inflation Indexed Note, 0.625%, 4/15/2023 (Cost $699,650)	712,621	700,781

Short-Term U.S. Treasury Obligations 2.4%

U.S. Treasury Bills:

2.36%**, 8/15/2019 (b)	380,000	374,024

2.582%**, 10/10/2019 (c)	500,000	490,170
Total Short-Term U.S. Treasury Obligations (Cost $864,257)		864,194

	Shares	Value ($)
Cash Equivalents 19.9%

DWS Central Cash Management Government Fund, 2.41% (d)	3,485,215	3,485,215

DWS ESG Liquidity Fund “Capital Shares”, 2.66% (d)	3,784,362	3,784,362
Total Cash Equivalents (Cost $7,269,198)		7,269,577

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $45,170,927)	123.4	45,051,468
Other Assets and Liabilities, Net	(23.4)	(8,535,061)
Net Assets	100.0	36,516,407

A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2018 are as follows:

Value ($) at 12/31/2017	Purchases Cost ($)		Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2018	Value ($) at 12/31/2018
Securities Lending Collateral —%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” (d) (e)
—	0	(f)	—	—	—	383	—	—	—
Cash Equivalents 19.9%
DWS Central Cash Management Government Fund, 2.41% (d)
10,252	40,586,819		37,111,856	—	—	63,199	—	3,485,215	3,485,215
DWS ESG Liquidity Fund “Capital Shares”, 2.66% (d)
—	6,584,116		2,800,000	(133)	379	91,449	—	3,784,362	3,784,362
10,252	47,170,935		39,911,856	(133)	379	155,031	—	7,269,577	7,269,577

*

Variable or floating rate security. These securities are shown at their current rate as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables.

**	Annualized yield at time of purchase; not a coupon rate.

(a)	When-issued, delayed delivery or forward commitment securities included.

The accompanying notes are an integral part of the financial statements.

8	|	Deutsche DWS Variable Series II — DWS Government & Agency Securities VIP

(b)	At December 31, 2018, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(c)	At December 31, 2018, this security has been pledged, in whole or in part, as collateral for open centrally cleared swap contracts.

(d)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(e)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(f)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested for the year ended December 31, 2018.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CLO: Collateralized Loan Obligation

Interest Only: Interest Only (IO) bonds represent the “interest only” portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

LIBOR: London Interbank Offered Rate

Principal Only: Principal Only (PO) bonds represent the “principal only” portion of payments on a pool of underlying mortgages or mortgage-backed securities.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp., Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At December 31, 2018, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation ($)
10 Year U.S. Treasury Note	USD	3/20/2019	42	5,015,179	5,124,656	109,477
U.S. Treasury Long Bond	USD	3/20/2019	8	1,129,516	1,168,000	38,484
Total unrealized appreciation						147,961

At December 31, 2018, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized (Depreciation) ($)
5 Year U.S. Treasury Note	USD	3/29/2019	16	1,803,593	1,835,000	(31,407)

At December 31, 2018, open interest rate swap contracts were as follows:

Centrally Cleared Swaps
Cash Flows Paid by the Fund/Frequency	Cash Flows Received by the Fund/ Frequency	Effective/ Expiration Date	Notional Amount ($)	Currency	Upfront Payments Paid/ (Received) ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Floating — 3-Month LIBOR Quarterly	Fixed — 2.25% Semi-Annually	3/21/2018 3/21/2028	400,000	USD	(17,004)	(12,661)	4,343
Fixed — 3.06% Semi-Annually	Floating — 3-Month LIBOR Quarterly	9/17/2018 6/17/2030	1,600,000	USD	—	(49,394)	(49,394)
Fixed — 3.125% Semi-Annually	Floating — 3-Month LIBOR Quarterly	10/9/2018 10/9/2021	1,300,000	USD	—	(20,156)	(20,156)
Fixed — 2.2239% Semi-Annually	Floating — 3-Month LIBOR Quarterly	3/21/2018 3/21/2023	900,000	USD	—	7,264	7,264
Fixed — 2.45% Semi-Annually	Floating — 3-Month LIBOR Quarterly	12/20/2017 12/20/2032	500,000	USD	—	21,825	21,825
Total net unrealized depreciation							(36,118)

LIBOR: London Interbank Offered Rate; 3-Month LIBOR rate at December 31, 2018 is 2.808%.

At December 31, 2018, open total return swap contracts were as follows:

Bilateral Swaps
Pay/Receive Return of the Reference Index	Fixed Cash Flows Received Frequency	Counterparty/ Expiration Date	Notional Amount	Currency	Upfront Payments Paid ($)	Value ($)	Unrealized Depreciation ($)
Long Position

Markit IOS INDEX FN30.400.10	4.0%/Monthly	Goldman Sachs & Co. 1/12/2041	347,603	USD	—	(3,136)	(3,136)

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Government & Agency Securities VIP	|	9

As of December 31, 2018, the Fund had the following open forward foreign currency contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
NOK	6,505,000	USD	785,490	1/29/2019	32,093	Danske Bank AS

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	780,187	NOK	6,505,000	1/29/2019	(26,789)	Danske Bank AS

Currency Abbreviations

NOK	Norwegian Krone
USD	United States Dollar

For information on the Fund’s policy and additional disclosures regarding futures contracts, interest rate swap contracts, total return swap contracts and forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2018 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Fixed Income Investments (f)
Mortgage-Backed Securities Pass-Throughs	$—	$29,924,784	$—	$29,924,784
Asset-Backed	—	1,178,952	—	1,178,952
Collateralized Mortgage Obligations	—	3,647,195	—	3,647,195
Commercial Mortgage-Backed Securities	—	1,465,985	—	1,465,985
Government & Agency Obligation	—	700,781	—	700,781
Short-Term U.S. Treasury Obligations	—	864,194	—	864,194
Short-Term Investments	7,269,577	—	—	7,269,577
Derivatives (g)
Futures Contracts	147,961	—	—	147,961
Interest Rate Swap Contracts	—	33,432	—	33,432
Forward Foreign Currency Contracts	—	32,093	—	32,093
Total	$7,417,538	$37,847,416	$—	$45,264,954

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (g)
Futures Contracts	$(31,407)	$—	$—	$(31,407)
Interest Rate Swap Contracts	—	(69,550)	—	(69,550)
Total Return Swap Contracts	—	(3,136)	—	(3,136)
Forward Foreign Currency Contracts	—	(26,789)	—	(26,789)
Total	$(31,407)	$(99,475)	$—	$(130,882)

(f)	See Investment Portfolio for additional detailed categorizations.

(g)	Derivatives include unrealized appreciation (depreciation) on open futures contracts, interest rate swap contracts, total return swap contract and forward foreign currency contracts.

The accompanying notes are an integral part of the financial statements.

10	|	Deutsche DWS Variable Series II — DWS Government & Agency Securities VIP

Statement of Assets and Liabilities

As of December 31, 2018

Assets
Investments in non-affiliated securities, at value (cost $37,901,729)	$37,781,891
Investment in affiliated securities, at value (cost $7,269,198)	7,269,577
Foreign currency, at value (cost $63,827)	64,193
Receivable for investments sold — forward commitments	4,056,686
Receivable for Fund shares sold	2,085
Interest receivable	149,573
Receivable for variation margin on futures contracts	16,134
Unrealized appreciation on forward foreign currency contracts	32,093
Other assets	1,278
Total assets	49,373,510

Liabilities
Cash overdraft	1,686
Payable for investments purchased — forward commitments	11,134,458
Payable for investments purchased	1,493,555
Payable for Fund shares redeemed	62,974
Payable for variation margin on centrally cleared swaps	9,217
Unrealized depreciation on bilateral swap contracts	3,136
Unrealized depreciation on forward foreign currency contracts	26,789
Accrued management fee	4,491
Accrued Trustees’ fees	1,181
Other accrued expenses and payables	119,616
Total liabilities	12,857,103
Net assets, at value	$36,516,407

Net Assets Consist of
Distributable earnings (loss)	378,572
Paid-in capital	36,137,835
Net assets, at value	$36,516,407

Net Asset Value
Class A

Net Asset Value, offering and redemption price per share ($34,908,720 ÷ 3,199,776 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$10.91
Class B

Net Asset Value, offering and redemption price per share ($1,607,687 ÷ 147,546 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$10.90

Statement of Operations

For the year ended December 31, 2018

Investment Income
Income:
Interest	$1,072,600
Income distributions from affiliated securities	154,648
Securities lending income, net of borrower rebates	383
Total income	1,227,631
Expenses:
Management fee	176,733
Administration fee	39,274
Services to Shareholders	634
Record keeping fee (Class B)	1,591
Distribution service fees (Class B)	4,219
Custodian fee	20,201
Professional fees	85,037
Reports to shareholders	24,693
Trustees’ fees and expenses	3,492
Other	16,621
Total expenses before expense reductions	372,495
Expense reductions	(149,164)
Total expenses after expense reductions	223,331
Net investment income	1,004,300

Realized and Unrealized Gain/(Loss)
Net realized gain (loss) from:
Non-Affiliated investments	(708,805)
Affiliated investments	(133)
Swap contracts	242,527
Futures	(109,713)
Forward foreign currency contracts	50,079
Foreign currency	34,091
Payments by affiliates (see Note G)	2,209
(489,745)
Change in net unrealized appreciation (depreciation) on:
Non-Affiliated investments	(373,928)
Affiliated investments	379
Swap contracts	(82,037)
Futures	82,518
Forward foreign currency contracts	(18,419)
Foreign currency	134
(391,353)
Net gain (loss)	(881,098)
Net increase (decrease) in net assets resulting from operations	$123,202

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Government & Agency Securities VIP	|	11

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2018	2017
Operations:
Net investment income	$1,004,300	$988,088
Net realized gain (loss)	(489,745)	851,798
Change in net unrealized appreciation (depreciation)	(391,353)	(979,021)
Net increase (decrease) in net assets resulting from operations	123,202	860,865
Distributions to shareholders
Class A	(1,045,563)	(1,241,081)
Class B	(40,012)	(46,826)
Total distributions	(1,085,575)	(1,287,907)*
Fund share transactions:
Class A
Proceeds from shares sold	2,638,856	3,259,096
Reinvestment of distributions	1,045,563	1,241,081
Payments for shares redeemed	(8,226,521)	(15,457,312)
Net increase (decrease) in net assets from Class A share transactions	(4,542,102)	(10,957,135)
Class B
Proceeds from shares sold	54,842	67,053
Reinvestment of distributions	40,012	46,826
Payments for shares redeemed	(296,226)	(642,815)
Net increase (decrease) in net assets from Class B share transactions	(201,372)	(528,936)
Increase (decrease) in net assets	(5,705,847)	(11,913,113)
Net assets at beginning of period	42,222,254	54,135,367

Net assets at end of period	$36,516,407	$42,222,254 **

Other Information
Class A
Shares outstanding at beginning of period	3,619,812	4,598,638
Shares sold	242,507	291,446
Shares issued to shareholders in reinvestment of distributions	97,716	112,315
Shares redeemed	(760,259)	(1,382,587)
Net increase (decrease) in Class A shares	(420,036)	(978,826)

Shares outstanding at end of period	3,199,776	3,619,812
Class B
Shares outstanding at beginning of period	165,975	213,112
Shares sold	5,073	6,013
Shares issued to shareholders in reinvestment of distributions	3,736	4,234
Shares redeemed	(27,238)	(57,384)
Net increase (decrease) in Class B shares	(18,429)	(47,137)

Shares outstanding at end of period	147,546	165,975

*	Includes distributions from net investment income.

**	Includes undistributed net investment income of $1,051,322.

The accompanying notes are an integral part of the financial statements.

12	|	Deutsche DWS Variable Series II — DWS Government & Agency Securities VIP

Financial Highlights

	Years Ended December 31,
Class A	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$11.15	$11.25	$11.48	$11.80	$11.47
Income (loss) from investment operations:
Net investment income[a]	.28	.23	.25	.27	.29
Net realized and unrealized gain (loss)	(.22)	(.04)	(.13)	(.26)	.31
Total from investment operations	.06	.19	.12	.01	.60
Less distributions from:
Net investment income	(.30)	(.29)	(.35)	(.33)	(.27)
Net asset value, end of period	$10.91	$11.15	$11.25	$11.48	$11.80
Total Return (%)[b]	.55	1.67	1.06	.06	5.29

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	35	40	52	66	87
Ratio of expenses before expense reductions (%)[c]	.93	.87	.86	.74	.72
Ratio of expenses after expense reductions (%)[c]	.55	.61	.58	.68	.70
Ratio of net investment income (%)	2.58	2.03	2.22	2.33	2.49
Portfolio turnover rate (%)	448	588	521	376	393

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

	Years Ended December 31,
Class B	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$11.14	$11.24	$11.46	$11.79	$11.46
Income (loss) from investment operations:
Net investment income[a]	.24	.19	.21	.23	.25
Net realized and unrealized gain (loss)	(.22)	(.04)	(.12)	(.27)	.31
Total from investment operations	.02	.15	.09	(.04)	.56
Less distributions from:
Net investment income	(.26)	(.25)	(.31)	(.29)	(.23)
Net asset value, end of period	$10.90	$11.14	$11.24	$11.46	$11.79
Total Return (%)[b]	.19	1.31	.79	(.36)	4.95

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	2	3	3
Ratio of expenses before expense reductions (%)[c]	1.28	1.21	1.21	1.09	1.06
Ratio of expenses after expense reductions (%)[c]	.90	.95	.93	1.03	1.03
Ratio of net investment income (%)	2.23	1.69	1.88	1.99	2.16
Portfolio turnover rate (%)	448	588	521	376	393

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Government & Agency Securities VIP	|	13

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Government & Agency Securities VIP (formerly Deutsche Government & Agency Securities VIP) (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (formerly Deutsche Variable Series II) (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

In October 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification, which is intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Effective with the current reporting period, the Fund adopted the amendments with the impacts being that the Fund is no longer required to present components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributable earnings and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

14	|	Deutsche DWS Variable Series II — DWS Government & Agency Securities VIP

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended December 31, 2018, the Fund invested the cash collateral into a joint trading account in affiliated money market funds, including DWS Government & Agency Securities Portfolio, managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.12% annualized effective rate as of December 31, 2018) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2018, the Fund had no securities on loan.

Forward Commitments. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund may sell the forward commitment security before the settlement date or enter into a new commitment to extend the delivery date into the future. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other

Deutsche DWS Variable Series II — DWS Government & Agency Securities VIP	|	15

liquid assets at least equal to the amount of the commitment. Additionally, the Fund or the counterparty may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued, delayed delivery or forward commitment transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic or other factors. Such transactions may also have the effect of leverage on the Fund and may cause the Fund to be more volatile. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

At December 31, 2018, the Fund had a net tax basis capital loss carryforward of approximately $431,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($329,000) and long-term losses ($102,000).

The Fund has reviewed the tax positions for the open tax years as of December 31, 2018 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures contracts, investments in swap contracts, forward currency contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2018, the Fund’s components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income*	$954,354
Capital loss carryforward	$(431,000)
Unrealized appreciation (depreciation) on investments	$(173,747)

At December 31, 2018, the aggregate cost of investments for federal income tax purposes was $45,177,145. The net unrealized depreciation for all investments based on tax cost was $173,747. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $585,685 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $759,432.

In addition, the tax character of distributions paid by the Fund is summarized as follows:

	Years Ended December 31,
	2018	2017
Distributions from ordinary income*	$1,085,575	$1,287,907

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes for the Fund.

16	|	Deutsche DWS Variable Series II — DWS Government & Agency Securities VIP

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the Fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the Fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the Fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Total Return Swap Contracts. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. One counterparty pays out the total return of the reference security or index underlying the total return swap, and in return receives a fixed or variable rate. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a negative total return. For the year ended December 31, 2018, the Fund entered into total return swap transactions as a means of gaining exposure to a particular asset class without investing directly in such asset class.

A summary of the open total return swap contracts as of December 31, 2018 is included in a table following the Fund’s Investment Portfolio. For the year ended December 31, 2018, the investment in total return swap contracts had a total notional amount generally indicative of a range from $348,000 to $402,000.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended December 31, 2018, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration and for non-hedging purposes to seek to enhance potential gains.

A summary of the open interest rate swap contracts as of December 31, 2018 is included in a table following the Fund’s Investment Portfolio. For the year ended December 31, 2018, the investment in interest rate swap contracts had a total USD equivalent notional amount generally indicative of a range from $2,700,000 to $12,898,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended December 31, 2018, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration and for non-hedging purposes to seek to enhance potential gains.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent

Deutsche DWS Variable Series II — DWS Government & Agency Securities VIP	|	17

upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of December 31, 2018, is included in a table following the Fund’s Investment Portfolio. For the year ended December 31, 2018, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $2,509,000 to $6,293,000 and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $949,000 to $3,993,000.

Forward Foreign Currency Contracts. A forward foreign currency contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended December 31, 2018, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of December 31, 2018 is included in a table following the Fund’s Investment Portfolio. For the year ended December 31, 2018, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $785,000 to $2,905,000 and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $0 to $2,243,000.

The following tables summarize the value of the Fund’s derivative instruments held as of December 31, 2018 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$—	$33,432	$147,961	$181,393
Foreign Exchange Contracts (b)	32,093	—	—	32,093
	$32,093	$33,432	$147,961	$213,486

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a)

Includes cumulative appreciation of swap contracts and futures as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b)	Unrealized appreciation on forward foreign currency contracts

Liability Derivatives	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (c) (d)	$—	$(72,686)	$(31,407)	$(104,093)
Foreign Exchange Contracts (e)	(26,789)	—	—	(26,789)
	$(26,789)	$(72,686)	$(31,407)	$(130,882)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(c)

Includes cumulative depreciation of swap contracts and futures as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(d)	Unrealized depreciation on bilateral swap contracts

(e)	Unrealized depreciation on forward foreign currency contracts

18	|	Deutsche DWS Variable Series II — DWS Government & Agency Securities VIP

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2018 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (f)	$—	$242,527	$(109,713)	$132,814
Foreign Exchange Contracts (g)	50,079	—	—	50,079
	$50,079	$242,527	$(109,713)	$182,893

Each of the above derivatives is located in the following Statement of Operations accounts:

(f)	Net realized gain (loss) on swap contracts and futures, respectively

(g)	Net realized gain (loss) from forward foreign currency contracts

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (h)	$—	$(82,037)	$82,518	$481
Foreign Exchange Contracts (i)	(18,419)	—	—	(18,419)
	$(18,419)	$(82,037)	$82,518	$(17,938)

Each of the above derivatives is located in the following Statement of Operations accounts:

(h)	Change in net unrealized appreciation (depreciation) from swap contracts and futures, respectively

(i)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts

As of December 31, 2018, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Danske Bank AS	$32,093	$(26,789)	$—	$5,304

Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Danske Bank AS	$26,789	$(26,789)	$—	$—
Goldman Sachs & Co.	3,136	—	—	3,136
	$29,925	$(26,789)	$—	$3,136

C. Purchases and Sales of Securities

During the year ended December 31, 2018, purchases and sales of investment securities, excluding short-term investments, were as follows:

	Purchases	Sales
Non-U.S. Treasury Obligations	$206,802,074	$218,956,643
U.S. Treasury Obligations	$698,474	$1,457,089

Deutsche DWS Variable Series II — DWS Government & Agency Securities VIP	|	19

D. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (formerly Deutsche Investment Management Americas Inc.) (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million	.450%
Next $750 million	.430%
Next $1.5 billion	.410%
Next $2.5 billion	.400%
Next $2.5 billion	.380%
Next $2.5 billion	.360%
Next $2.5 billion	.340%
Over $12.5 billion	.320%

Accordingly, for the year ended December 31, 2018, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.45% of the Fund’s average daily net assets.

For the period from January 1, 2018 through September 30, 2018, the Advisor had contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.56%
Class B	.91%

Effective October 1, 2018 through September 30, 2019, the Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.53%
Class B	.88%

For the year ended December 31, 2018, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$142,772
Class B	6,392
$149,164

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2018, the Administration Fee was $39,274, of which $3,108 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the

20	|	Deutsche DWS Variable Series II — DWS Government & Agency Securities VIP

shareholder servicing fee it receives from the Fund. For the year ended December 31, 2018, the amounts charged to the Fund by DSC were as follows:

	Total Aggregated	Unpaid at December 31, 2018
Class A	$253	$41
Class B	51	9
	$304	$50

Distribution Service Agreement. Under the Fund’s Class B 12b-1 plan, DWS Distributors, Inc. (“DDI”) received a fee (“Distribution Service Fee”) of 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2018, the Distribution Service Fee aggregated $4,219, of which $342 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended December 31, 2018, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $9,713, of which $7,325 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

Security Lending Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended December 31, 2018, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $29.

E. Ownership of the Fund

At December 31, 2018, three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 48%, 34% and 13%. One participating insurance company was the owner of record of 10% or more of the total outstanding Class B shares of the Fund, owning 94%.

F. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2018.

G. Payments by Affiliates

During the year ended December 31, 2018, the Advisor agreed to reimburse the Fund $2,209 for losses incurred on trades executed incorrectly. The amount reimbursed was less than .01% of the Fund’s average net assets, thus having no impact on the Fund’s total return.

Deutsche DWS Variable Series II — DWS Government & Agency Securities VIP	|	21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Variable Series II and Shareholders of DWS Government & Agency Securities VIP:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS Government & Agency Securities VIP (formerly Deutsche Government & Agency Securities VIP) (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series II (formerly Deutsche Variable Series II)) (the “Trust”), including the investment portfolio, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series II) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

February 14, 2019

22	|	Deutsche DWS Variable Series II — DWS Government & Agency Securities VIP

Information About Your Fund’s Expenses	(Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2018 to December 31, 2018).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2018

Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/18	$1,000.00	$1,000.00
Ending Account Value 12/31/18	$1,013.00	$1,011.10
Expenses Paid per $1,000*	$2.79	$4.51

Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/18	$1,000.00	$1,000.00
Ending Account Value 12/31/18	$1,022.43	$1,020.72
Expenses Paid per $1,000*	$2.80	$4.53

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche DWS Variable Series II — DWS Government & Agency Securities VIP	.55%	.89%

For more information, please refer to the Fund’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

Deutsche DWS Variable Series II — DWS Government & Agency Securities VIP	|	23

Tax Information	(Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

24	|	Deutsche DWS Variable Series II — DWS Government & Agency Securities VIP

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Government & Agency Securities VIP’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2018.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board

Deutsche DWS Variable Series II — DWS Government & Agency Securities VIP	|	25

believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2017, the Fund’s performance (Class A shares) was in the 4th quartile, 4th quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2017. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first eight months of 2018. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2017). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2017, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”), noting that DIMA indicated that it does not provide services to any other comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The

26	|	Deutsche DWS Variable Series II — DWS Government & Agency Securities VIP

Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Deutsche DWS Variable Series II — DWS Government & Agency Securities VIP	|	27

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	82	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International; Public Radio International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago	82	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); Massachusetts Humane Society; Overseer of the New England Conservatory; former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston); American Documentary, Inc. (public media)	82	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	82	—
Paul K. Freeman* (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive committee); Adjunct Professor, University of Denver Law School (2017–present); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International; Denver Zoo Foundation (2012–2018)	82	—

28	|	Deutsche DWS Variable Series II — DWS Government & Agency Securities VIP

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	82	Director, Aberdeen Japan Fund (since 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	82	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	82	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	82	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	82	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present Assistant Secretary, 2013–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (since March 2018); Assistant Secretary, DWS Distributors, Inc. (since June 25, 2018); Director and Vice President, DWS Service Company (since June 25, 2018); Assistant Secretary, DWS Investment Management Americas, Inc. (since June 25, 2018); and Director and President, DB Investment Managers, Inc. (since June 25, 2018); formerly: Vice President for the Deutsche funds (2016–2017)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); and Director and Vice President, DWS Trust Company (2016–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Diane Kenneally[8,9] (1966) Treasurer and Chief Financial Officer since 2018	Director,[3] DWS; formerly: Assistant Treasurer for the DWS funds (2007–2018)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)

Deutsche DWS Variable Series II — DWS Government & Agency Securities VIP	|	29

Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (since 2018)
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 345 Park Avenue, New York, NY 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed Treasurer and Chief Financial Officer effective July 2, 2018.

*	Paul K. Freeman retired from the Board effective December 31, 2018.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

30	|	Deutsche DWS Variable Series II — DWS Government & Agency Securities VIP

Notes

VS2GAS-2 (R-025831-8 2/19)

December 31, 2018

Annual Report

Deutsche DWS Variable Series II

(formerly Deutsche Variable Series II)

DWS Government Money Market VIP

(formerly Deutsche Government Money Market VIP)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from your insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site, and your insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance company electronically by following the instructions provided by your insurance company.

You may elect to receive all future reports in paper free of charge from your insurance company. If your insurance company informs you that future reports will be delivered via Web access, you can inform your insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by your insurance company.

Contents

3	Performance Summary
4	Management Summary
6	Portfolio Summary
7	Investment Portfolio
9	Statement of Assets and Liabilities
9	Statement of Operations
10	Statements of Changes in Net Assets
11	Financial Highlights
12	Notes to Financial Statements
15	Report of Independent Registered Public Accounting Firm
16	Information About Your Fund’s Expenses
17	Tax Information
17	Proxy Voting
18	Advisory Agreement Board Considerations and Fee Evaluation
21	Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. You should not rely on or expect the Advisor to enter into support agreements or take other actions to maintain the Fund’s $1.00 share price. The credit quality of the Fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. The Fund’s share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in the Fund may have a significant adverse effect on the share price of the Fund. Please read the prospectus for specific details regarding the Fund’s risk profile.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE     NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Performance Summary	December 31, 2018 (Unaudited)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

7-Day Current Yield
December 31, 2018	2.01%*
December 31, 2017	.83%

*	The investment advisor has agreed to waive fees/reimburse expenses. Without such fee waivers/expense reimbursements, the 7-day current yield would have been lower.

Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the Fund over a 7-day period expressed as an annual percentage rate of the Fund’s shares outstanding.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	|	3

Management Summary	December 31, 2018 (Unaudited)

During the 12-month period ended December 31, 2018, the Fund provided a total return of 1.39% (Class A shares, unadjusted for contract charges). All performance is historical and does not guarantee future results. Yields fluctuate and are not guaranteed.

At the start of 2018, yields for longer-term money market securities rose based on the prospects for increased Treasury supply following the rise in the debt ceiling and the passage of federal tax overhaul in December 2017. Significant increases in supply did materialize, with the U.S. Treasury issuing more than $352 billion in Treasury bills during the first quarter. In light of continued strength in the economy and a tight labor market, the Federal Open Market Committee (FOMC) raised short-term rates at its March and June 2018 meetings. In September, the Fed once again raised rates, with accompanying statements that were viewed as aggressive regarding the prospects for future rate hikes. In December, a number of factors contributed to a considerable increase in financial market volatility and a tightening in overall financial conditions. These factors included statements by the Fed following its December 2018 rate hike. The Fed’s accompanying messaging disappointed market watchers because the central bank did not commit to a pause in its rate hikes, despite signs that growth was slowing in some parts of the global economy. This coincided with a major correction in the stock markets, an inverted yield curve (often a predictor of economic recession), a widening of credit spreads and signs of an expanding trade war with China. At the same time, U.S. economic growth indicators remained strong, with extremely low unemployment, and investors found some consolation in the fact that the Fed reduced its forecast for rate hikes in 2019 from three to two.

We were able to maintain what we believe to be a competitive yield for the Fund during the annual period ended December 31, 2018. The Fund held a large percentage of portfolio assets in agency and Treasury floating-rate securities to take advantage of incremental rises in LIBOR and Treasury bill rates, respectively, given the outlook for additional Treasury bill supply. At the same time, the Fund invested in overnight agency repurchase agreements for liquidity and looked for yield opportunities from three- to six-month agency and Treasury securities.

We believe that the U.S. economy can continue to expand, though we see more risks to growth than we did 12 months ago. For this reason, our current forecast is for just one to two short-term rate increases by the Fed in 2019. At present, we are positioning the Fund for continued growth as well as the possibility of additional rate hikes. We also look for increased Treasury bill supply, which should continue to exert upward pressure on money market rates.

A group of investment professionals is responsible for the day-to-day management of the Fund. These investment professionals have a broad range of experience managing money market funds.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

4	|	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Terms to Know

The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

Floating-rate securities are debt instruments with floating-rate coupons that generally reset every 30 to 90 days. While floating-rate securities are senior to equity and fixed-income securities, there is no guaranteed return of principal in case of default. Floating-rate issues often have less interest-rate risk than other fixed-income investments. Floating-rate securities are most often secured assets, generally senior to a company’s secured debt, and can be transferred to debt holders, resulting in potential downside risk.

LIBOR, or the London Interbank Offered Rate, is a widely used benchmark for short-term taxable interest rates.

A repurchase agreement, or “overnight repo,” is an agreement between a seller and a buyer, usually of government securities, where the seller agrees to repurchase the securities at a given price and usually at a stated time. Repos are widely used money market instruments that serve as an interest-bearing, short-term “parking place” for large sums of money.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	|	5

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio)	12/31/18	12/31/17
Government & Agency Obligations	62%	76%
Repurchase Agreement	38%	24%
	100%	100%

Weighted Average Maturity	12/31/18	12/31/17
Deutsche DWS Variable Series II — DWS Government Money Market VIP	25 days	26 days
Government & Agency Retail Money Fund Average*	28 days	30 days

*

The Fund is compared to its respective iMoneyNet Category: Government & Agency Retail Money Fund Average — Category includes the most broadly based of the government retail funds. These funds may invest in U.S. Treasury securities, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

Weighted average maturity, also known as effective maturity, is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 7.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. In addition, each month, information about the Fund and its portfolio holdings is filed with the SEC on Form N-MFP. The SEC delays the public availability of the information filed on Form N-MFP for 60 days after the end of the reporting period included in the filing. These forms will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.

6	|	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Investment Portfolio	December 31, 2018

	Principal Amount ($)	Value ($)
Government & Agency Obligations 61.7%
U.S. Government Sponsored Agencies 47.0%

Federal Farm Credit Bank:

1-month LIBOR minus 0.135%, 2.265%*, 4/11/2019	500,000	500,000

1-month LIBOR minus 0.075%, 2.304%*, 11/5/2019	1,000,000	999,914

1-month LIBOR minus 0.123%, 2.309%*, 8/13/2019	1,000,000	1,000,000

1-month LIBOR minus 0.110%, 2.311%*, 3/12/2019	750,000	749,992

3-month LIBOR minus 0.180%, 2.361%*, 11/1/2019	500,000	500,000

1-month LIBOR minus 0.145%, 2.361%*, 2/26/2019	750,000	749,995

1-month LIBOR minus 0.145%, 2.377%*, 3/29/2019	1,000,000	1,000,000

1-month LIBOR minus 0.130%, 2.392%*, 4/29/2019	3,500,000	3,500,000

1-month LIBOR minus 0.095%, 2.411%*, 7/25/2019	1,000,000	999,993

1-month LIBOR plus 0.040%, 2.427%*, 1/10/2019	500,000	500,009

1-month LIBOR minus 0.075%, 2.447%*, 4/29/2019	1,000,000	999,984

2.626%**, 8/21/2019	350,000	344,158

1-month LIBOR plus 0.190%, 2.66%*, 6/20/2019	1,500,000	1,501,878

Federal Home Loan Bank:

3-month LIBOR minus 0.330%, 2.09%*, 1/11/2019	1,000,000	1,000,000

3-month LIBOR minus 0.310%, 2.11%*, 1/11/2019	1,500,000	1,500,000

2.225%**, 1/18/2019	400,000	399,585

3-month LIBOR minus 0.280%, 2.261%*, 2/1/2019	2,000,000	2,000,000

1-month LIBOR minus 0.080%, 2.267%*, 2/4/2019	800,000	800,000

1-month LIBOR minus 0.080%, 2.267%*, 4/4/2019	1,500,000	1,500,000

Step-Up Coupon, 2.53 to 3/20/2019, 2.78 to 6/20/2019, 3.03 to 9/20/019	1,200,000	1,200,000

1-month LIBOR minus 0.100%, 2.287%*, 3/8/2019	1,250,000	1,250,000

1-month LIBOR minus 0.060%, 2.32%*, 12/6/2019	500,000	500,000

2.342%**, 3/20/2019	350,000	348,248

1-month LIBOR minus 0.085%, 2.347%*, 9/13/2019	1,300,000	1,300,000

1-month LIBOR minus 0.125%, 2.354%*, 6/21/2019	1,000,000	1,000,000

1-month LIBOR minus 0.130%, 2.374%*, 3/22/2019	1,000,000	1,000,000

1-month LIBOR minus 0.055%, 2.385%*, 1/14/2020	500,000	500,000

2.393%**, 3/11/2019	1,000,000	995,477

1-month LIBOR minus 0.110%, 2.394%*, 2/22/2019	1,500,000	1,500,000

1-month LIBOR minus 0.065%, 2.441%*, 8/28/2019	500,000	500,000

	Principal Amount ($)	Value ($)

1-month LIBOR minus 0.025%, 2.445%*, 4/20/2020	1,250,000	1,250,000

2.5%, 5/7/2019	1,000,000	999,951

SOFR plus 0.040%, 2.5%*, 6/21/2019	1,000,000	1,000,000

3-month LIBOR minus 0.230%, 2.508%*, 12/3/2019	500,000	500,000

3-month LIBOR minus 0.190%, 2.517%*, 8/28/2019	1,000,000	1,000,000

SOFR plus 0.060%, 2.52%*, 9/10/2019	500,000	500,000

SOFR plus 0.065%, 2.525%*, 11/15/2019	750,000	750,000

2.596%**, 7/29/2019	1,250,000	1,231,422

Federal Home Loan Bank Discount Notes:

2.413%**, 2/25/2019	1,000,000	996,364

2.433%**, 3/27/2019	1,500,000	1,491,500

Federal Home Loan Banks, 2.535%**, 6/19/2019	1,000,000	988,264

Federal Home Loan Mortgage Corp.:

Step-Up Coupon, 2.53 to 3/20/2019, 2.78 to 6/20/2019, 3.03 to 9/20/2019	400,000	400,000

1-month LIBOR minus 0.150%, 2.282%*, 2/13/2019	1,000,000	1,000,000

1-month LIBOR minus 0.100%, 2.287%*, 8/8/2019	2,500,000	2,499,712

1-month LIBOR minus 0.100%, 2.355%*, 3/18/2019	1,100,000	1,100,000

1-month LIBOR minus 0.110%, 2.396%*, 5/28/2019	1,250,000	1,250,000

SOFR plus 0.025%, 2.485%*, 5/8/2019	1,250,000	1,250,000

Federal Home Loan Mortgage Corp. Discount Notes, 2.393%**, 2/20/2019	1,000,000	996,722

Federal National Mortgage Association:

SOFR plus 0.070%, 2.53%*, 10/30/2019	250,000	250,000

SOFR plus 0.100%, 2.56%*, 4/30/2020	250,000	250,000

		50,343,168

U.S. Treasury Obligations 14.7%

U.S. Treasury Bills:

2.225%**, 2/14/2019	750,000	747,988

2.368%**, 3/21/2019	1,500,000	1,492,410

2.368%**, 3/21/2019	1,500,000	1,492,213

2.423%**, 4/11/2019	1,500,000	1,490,141

2.424%**, 4/11/2019	1,500,000	1,489,938

2.514%**, 6/13/2019	775,000	766,297

U.S. Treasury Floating Rate Notes:

3-month U.S. Treasury Bill Money Market Yield plus 0.070%, 2.5%*, 4/30/2019	4,250,000	4,251,197

3-month U.S. Treasury Bill Money Market Yield plus 0.140%, 2.57%*, 1/31/2019	2,000,000	2,000,357

U.S. Treasury Note, 2.75%, 2/15/2019	2,000,000	2,000,670

		15,731,211
Total Government & Agency Obligations (Cost $66,074,379)		66,074,379

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	|	7

	Principal Amount ($)	Value ($)

Repurchase Agreements 38.4%

BNP Paribas, 2.95%, dated 12/31/2018, to be repurchased at $20,003,278 on 1/2/2019 (a)	20,000,000	20,000,000

Wells Fargo Bank, 3.00%, dated 12/31/2018, to be repurchased at $21,203,533 on 1/2/2019 (b)	21,200,000	21,200,000
Total Repurchase Agreements (Cost $41,200,000)		41,200,000

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $107,274,379)	100.1	107,274,379
Other Assets and Liabilities, Net	(0.1)	(94,603)
Net Assets	100.0	107,179,776

*	Floating rate security. These securities are shown at their current rate as of December 31, 2018.

**	Annualized yield at time of purchase; not a coupon rate.

(a)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
200	U.S. Treasury Bill	Zero Coupon	02/21/2019	199
20,778,900	U.S. Treasury Inflation Indexed Bond	0.375	07/15/2027	20,362,912
Total Collateral Value				20,363,111

(b)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
14,271,600	Federal National Mortgage Association	2.495-5	1/1/2029–1/1/2049	14,601,228
1,220,703	Federal National Mortgage Corp.	2.368-3.138	11/1/2046–1/1/2048	1,221,211
5,769,866	Government National Mortgage Association	2.5-5.5	9/20/2045–12/20/2048	5,801,561
Total Collateral Value				21,624,000

LIBOR: London Interbank Offered Rate

SOFR: Secured Overnight Financing Rate

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

The following is a summary of the inputs used as of December 31, 2018 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Investments in Securities (c)	$—	$66,074,379	$—	$66,074,379
Repurchase Agreements	—	41,200,000	—	41,200,000
Total	$—	$107,274,379	$—	$107,274,379

(c)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

8	|	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Statement of Assets and Liabilities

As of December 31, 2018

Assets
Investments in securities, valued at amortized cost	$66,074,379
Repurchase Agreements, valued at amortized cost	41,200,000
Cash	106,228
Receivable for Fund shares sold	78,481
Interest receivable	118,203
Other assets	2,734
Total assets	107,580,025

Liabilities
Payable for Fund shares redeemed	182,488
Distributions payable	79,139
Accrued management fee	20,041
Accrued Trustees’ fees	2,179
Other accrued expenses and payables	116,402
Total liabilities	400,249
Net assets, at value	$107,179,776

Net Assets Consist of
Distributable earnings (loss)	14,762
Paid-in capital	107,165,014
Net assets, at value	$107,179,776
Class A Net Asset Value

Net asset value, offering and redemption price per share ($107,179,776 ÷ 107,248,730 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00

Statement of Operations

For the year ended December 31, 2018

Investment Income
Income:
Interest	$1,962,649
Expenses:
Management fee	246,119
Administration fee	104,731
Services to Shareholders	2,165
Custodian fee	4,360
Professional fees	65,997
Reports to shareholders	84,375
Trustees’ fees and expenses	6,653
Other	11,132
Total expenses before expense reductions	525,532
Expense reductions	(798)
Total expenses after expense reductions	524,734
Net investment income	1,437,915
Net realized gain (loss) from investments	(141)
Net increase (decrease) in net assets resulting from operations	$1,437,774

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	|	9

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2018	2017
Operations:
Net investment income (loss)	$1,437,915	$547,826
Net realized gain (loss)	(141)	53
Net increase (decrease) in net assets resulting from operations	1,437,774	547,879
Distributions to shareholders :
Class A	(1,437,977)	(547,829)*
Fund share transactions:
Class A
Proceeds from shares sold	122,763,991	111,220,770
Reinvestment of distributions	1,393,905	514,778
Payments for shares redeemed	(128,197,879)	(122,921,320)
Net increase (decrease) in net assets from Class A share transactions	(4,039,983)	(11,185,772)
Increase (decrease) in net assets	(4,040,186)	(11,185,722)
Net assets at beginning of period	111,219,962	122,405,684

Net assets at end of period	$107,179,776	$111,219,962 **

Other Information:
Class A
Shares outstanding at beginning of period	111,288,713	122,474,485
Shares sold	122,763,991	111,220,770
Shares issued to shareholders in reinvestment of distributions	1,393,905	514,778
Shares redeemed	(128,197,879)	(122,921,320)
Net increase (decrease) in Fund shares	(4,039,983)	(11,185,772)

Shares outstanding at end of period	107,248,730	111,288,713

*	Includes distributions from net investment income.

**	Includes undistributed net investment income of $14,912.

The accompanying notes are an integral part of the financial statements.

10	|	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Financial Highlights

	Years Ended December 31,
Class A	2018		2017		2016		2015		2014

Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from investment operations:
Net investment income	.014		.005		.001	[b]	.000	*	.000	*
Net realized gain (loss)	(.000	)*	.000	*	.000	*	(.000	)*	.000	*
Total from investment operations	.014		.005		.001		.000	*	.000	*
Less distributions from:
Net investment income	(.014)		(.005)		(.001)		(.000	)*	(.000	)*
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return (%)	1.39	[a]	.45		.05	[a,b]	.01	[a]	.01	[a]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	107		111		122		134		177
Ratio of expenses before expense reductions (%)[c]	.50		.48		.51		.49		.49
Ratio of expenses after expense reductions (%)[c]	.50		.48		.44		.25		.18
Ratio of net investment income (%)	1.37		.45		.05	[b]	.01		.01

[a]	Total return would have been lower had certain expenses not been reduced.

[b]

Includes a non-recurring payment for overbilling of prior years’ custodian out-of-pocket fees. Excluding this payment, net investment income per share, total return, and ratio of net investment income to average net assets would have been reduced by $0.0004, 0.04%, and 0.04%, respectively.

[c]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

*	Amount is less than $.0005.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	|	11

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Government Money Market VIP (formerly Deutsche Government Money Market VIP) (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (formerly Deutsche Variable Series II) (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

In October 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification, which is intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Effective with the current reporting period, the Fund adopted the amendments with the impacts being that the Fund is no longer required to present components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributable earnings and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Security Valuation. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The Fund values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Repurchase Agreements. The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with certain banks and broker/dealers whereby the Fund, through its custodian or a sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank or another designated sub-custodian holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund’s claim on the collateral may be subject to legal proceedings.

As of December 31, 2018 the Fund held repurchase agreements with a gross value of $41,200,000. The value of the related collateral exceeded the value of the repurchase agreements at period end. The detail of the related collateral is included in the footnotes following the Fund’s Investment Portfolio.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

12	|	Deutsche DWS Variable Series II — DWS Government Money Market VIP

At December 31, 2018, the Fund had $141 of short-term tax basis capital loss carryforwards, which maybe applied against realized net taxable capital gains indefinitely.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2018 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. The Fund may take into account capital gains and losses in its daily dividend declarations. The Fund may also make additional distributions for tax purposes if necessary.

Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax differences will reverse in a subsequent period. There were no significant book to tax differences for the Fund.

At December 31, 2018, the Fund’s components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$14,903
Capital loss carryforwards	$(141)

At December 31, 2018, the aggregate cost of investments for federal income tax purposes was $107,274,379. In addition, the tax character of distributions paid by the Fund is summarized as follows:

	Years Ended December 31,
	2018	2017
Distributions from ordinary income	$1,437,977	$547,829

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (formerly Deutsche Investment Management Americas, Inc.) (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays the Advisor a monthly management fee based on its average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million	.235%
Next $500 million	.220%
Next $1.0 billion	.205%
Over $2.0 billion	.190%

Accordingly, for the year ended December 31, 2018, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.235% of the Fund’s average daily net assets.

For the period from January 1, 2018 through September 30, 2019, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 0.51%.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	|	13

For the year ended December 31, 2018, fees waived and/or expenses reimbursed amounted to $798.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2018 the Administration Fee was $104,731, of which $8,538 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2018, the amounts charged to the Fund by DSC aggregated $1,773, of which $285 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with the fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended December 31, 2018, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $8,088 of which $6,061 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

C. Ownership of the Fund

At December 31, 2018, three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 45%, 19% and 15%.

D. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate, plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2018.

14	|	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Variable Series II and Shareholders of DWS Government Money Market VIP:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS Government Money Market VIP (formerly Deutsche Government Money Market VIP) (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series II (formerly Deutsche Variable Series II)) (the “Trust”), including the investment portfolio, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series II) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

February 14, 2019

Deutsche DWS Variable Series II — DWS Government Money Market VIP	|	15

Information About Your Fund’s Expenses	(Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2018 to December 31, 2018).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months December 31, 2018

Actual Fund Return	Class A
Beginning Account Value 7/1/18	$1,000.00
Ending Account Value 12/31/18	$1,008.20
Expenses Paid per $1,000*	$2.53

Hypothetical 5% Fund Return	Class A
Beginning Account Value 7/1/18	$1,000.00
Ending Account Value 12/31/18	$1,025.21
Expenses Paid per $1,000*	$2.55

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratio	Class A
Deutsche DWS Variable Series II — DWS Government Money Market VIP	.50%

For more information, please refer to the Fund’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

16	|	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Tax Information	(Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	|	17

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Government Money Market VIP’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2018.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including a peer universe compiled using information supplied by iMoneyNet, an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying

18	|	Deutsche DWS Variable Series II — DWS Government Money Market VIP

and addressing underperforming funds. Based on the information provided, the Board noted that, for the one- and three-year periods ended December 31, 2017, the Fund’s gross performance (Class A shares) was in the 1st quartile of the applicable iMoneyNet universe (the 1st quartile being the best performers and the 4th quartile being the worst performers).

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (2nd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2017). The Board considered that the Fund’s management fee was reduced by 0.05% at all breakpoint levels in connection with the restructuring of the Fund into a government money market fund in 2016. The Board noted that the Fund’s Class A shares total (net) operating expenses were higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2017, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees). The Board noted the expense limitation agreed to by DIMA. The Board also noted the voluntary fee waivers implemented by DIMA prior to December 31, 2017 to ensure the Fund maintained a positive yield. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for transfer agency services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time

Deutsche DWS Variable Series II — DWS Government Money Market VIP	|	19

commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

20	|	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	82	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International; Public Radio International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago	82	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); Massachusetts Humane Society; Overseer of the New England Conservatory; former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston); American Documentary, Inc. (public media)	82	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	82	—
Paul K. Freeman* (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive committee); Adjunct Professor, University of Denver Law School (2017–present); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International; Denver Zoo Foundation (2012–2018)	82	—

Deutsche DWS Variable Series II — DWS Government Money Market VIP	|	21

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990

Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)

		82	Director, Aberdeen Japan Fund (since 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	82	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	82	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	82	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	82	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present Assistant Secretary, 2013–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (since March 2018); Assistant Secretary, DWS Distributors, Inc. (since June 25, 2018); Director and Vice President, DWS Service Company (since June 25, 2018); Assistant Secretary, DWS Investment Management Americas, Inc. (since June 25, 2018); and Director and President, DB Investment Managers, Inc. (since June 25, 2018); formerly: Vice President for the Deutsche funds (2016–2017)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); and Director and Vice President, DWS Trust Company (2016–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Diane Kenneally[8,9] (1966) Treasurer and Chief Financial Officer since 2018	Director,[3] DWS; formerly: Assistant Treasurer for the DWS funds (2007–2018)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)

22	|	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (since 2018)
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 345 Park Avenue, New York, NY 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed Treasurer and Chief Financial Officer effective July 2, 2018.

*	Paul K. Freeman retired from the Board effective December 31, 2018.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	|	23

VS2GMM-2 (R-025834-8 2/19)

December 31, 2018

Annual Report

Deutsche DWS Variable Series II

(formerly Deutsche Variable Series II)

DWS High Income VIP

(formerly Deutsche High Income VIP)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from your insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site, and your insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance company electronically by following the instructions provided by your insurance company.

You may elect to receive all future reports in paper free of charge from your insurance company. If your insurance company informs you that future reports will be delivered via Web access, you can inform your insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by your insurance company.

Contents

3	Performance Summary
4	Management Summary
6	Portfolio Summary
7	Investment Portfolio
14	Statement of Assets and Liabilities
14	Statement of Operations
15	Statements of Changes in Net Assets
16	Financial Highlights
17	Notes to Financial Statements
25	Report of Independent Registered Public Accounting Firm
26	Information About Your Fund’s Expenses
27	Tax Information
27	Proxy Voting
28	Advisory Agreement Board Considerations and Fee Evaluation
31	Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality (“junk bonds”) and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Please read the prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE     NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche DWS Variable Series II — DWS High Income VIP

Performance Summary	December 31, 2018 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2018 are 0.78% and 1.15% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment in DWS High Income VIP

ICE BofA Merrill Lynch US High Yield Master II Constrained Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results

DWS High Income VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,748	$11,829	$11,470	$23,570
	Average annual total return	–2.52%	5.76%	2.78%	8.95%
ICE BofA Merrill Lynch US High Yield Master II Constrained Index	Growth of $10,000	$9,773	$12,342	$12,068	$28,438
	Average annual total return	–2.27%	7.27%	3.83%	11.02%

DWS High Income VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$9,724	$11,746	$11,302	$22,889
	Average annual total return	–2.76%	5.51%	2.48%	8.63%
ICE BofA Merrill Lynch US High Yield Master II Constrained Index	Growth of $10,000	$9,773	$12,342	$12,068	$28,438
	Average annual total return	–2.27%	7.27%	3.83%	11.02%

The growth of $10,000 is cumulative.

Deutsche DWS Variable Series II — DWS High Income VIP	|	3

Management Summary	December 31, 2018 (Unaudited)

The Fund returned –2.52% in 2018 (Class A shares, unadjusted for contract charges), slightly underperforming the –2.27% return of its benchmark, the ICE BofA ML U.S. High Yield Master II Constrained Index. Much of the downturn for the index occurred in the fourth calendar quarter, when the combination of emerging concerns about the global growth outlook, uncertainty regarding U.S. trade policy, and shifting expectations for interest rates weighed heavily on higher-risk assets across the globe. A sharp drop in oil prices exacerbated the weakness in high yield in the final three months of the year, causing the index to decline 4.67% in that time.

In terms of the Fund’s broad positioning, an underweight in the poor-performing oil field services industry contributed to performance, as did an overweight in wireline communications. However, an overweight in chemicals, which lagged, was a detractor. From a ratings perspective, an underweight in lower-rated issues — particularly those rated CCC and below — aided results. Lower-rated bonds, after outperforming in the first nine months of the year, trailed the broader market by a wide margin in the fourth quarter.

At the individual security level, an overweight position in the short-dated bonds of the telecommunications company Frontier Communications Corp. contributed to performance. The bonds moved higher as it became increasingly clear that the company would refinance its near-term maturities. The exploration and production firm MEG Energy Corp., whose bonds rallied after the company became the target of a potential acquisition, also aided Fund performance. A zero weighting in Sanchez Energy Corp. further benefited results. The bonds traded weaker as the downturn in oil prices caused the company to encounter financial difficulties.

Adient Global Holdings Ltd., an automotive parts manufacturing firm that was hurt by operational issues, higher raw material prices, and changes to its senior management team, was a key detractor. Overweights in the energy exploration and production companies Halcon Resources Corp. and Hilcorp Energy LP also weighed on Fund returns, as the decline in oil prices eroded their financial health.

The Fund used derivatives to hedge its modest euro exposure back into U.S. dollars, which had no impact on relative performance. We also used a small investment in the credit default swap index (CDX) to gain short-term exposure to the broad market. The CDX position rose in value, slightly benefiting performance. While we use derivatives periodically for specific purposes, they are not a core aspect of our strategy.

We retain a cautiously positive view on the high-yield market, as we see a low probability of a recession in the near term. In addition, corporate fundamentals are solid and the default rate appears likely to remain low. The use of proceeds from new issuance remains focused on refinancing, which has reduced concerns about near-term maturities for high-yield issuers and contributing to low default expectations. Potential disruptions to this outlook include the possibility of poorly communicated or faster-than-expected tightening by the U.S. Federal Reserve, lingering geopolitical and macroeconomic issues, and/or resurgent global trade tensions. We continue to monitor the overall credit quality and covenant terms of new-issue bonds, as we view an increase in equity-friendly use of proceeds as a possible source of market disruption once the business cycle turns and credit conditions tighten.

We think the recent steep decline in the prices created an opportunity for select high-yield investments to generate favorable total returns. However, even with yield spreads having risen to more compelling levels, we believe fundamental credit analysis remains necessary to identify securities with attractive total return potential relative to the underlying risks. In addition, we seek to recognize broader investment themes that can translate to opportunities from sector allocation.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Gary Russell, CFA, Managing Director

Thomas R. Bouchard, Director

Lonnie Fox, Director

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

4	|	Deutsche DWS Variable Series II — DWS High Income VIP

Terms to Know

The ICE BofA ML US High Yield Master II Constrained Index tracks the performance of U.S. dollar denominated below-investment-grade corporate debt publicly issued in the U.S. domestic market.

Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating, the higher the probability of default. Credit quality does not remove market risk and is subject to change.

Overweight means a fund holds a higher weighting in a given sector or individual security compared with its benchmark index; underweight means a fund holds a lower weighting.

Contribution and detraction incorporate both an investment’s total return and its weighting in the Fund.

Derivatives are contracts whose values can be based on a variety of instruments, including indices, currencies or securities. They can be utilized for a variety of reasons, including for hedging purposes, for risk management, for non-hedging purposes to seek to enhance potential gains, as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility.

A swap is a derivative in which two counterparties exchange cash flows of one party’s financial instrument for those of the other party’s financial instrument for a set period of time.

Deutsche DWS Variable Series II — DWS High Income VIP	|	5

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/18	12/31/17
Corporate Bonds	83%	93%
Cash Equivalent	8%	4%
Loan Participations and Assignments	6%	—
Convertible Bonds	3%	3%
Common Stocks	0%	0%
Warrants	0%	0%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalent and Securities Lending Collateral)	12/31/18	12/31/17
Communication Services	23%	21%
Energy	22%	23%
Materials	17%	18%
Consumer Discretionary	10%	12%
Health Care	10%	7%
Industrials	7%	7%
Real Estate	3%	2%
Utilities	3%	4%
Information Technology	2%	3%
Consumer Staples	2%	2%
Financials	1%	1%
	100%	100%

Quality (As a % of Investment Portfolio excluding Cash Equivalent and Securities Lending Collateral)	12/31/18	12/31/17
BBB	10%	5%
BB	56%	54%
B	28%	34%
CCC	2%	3%
Not Rated	4%	4%
	100%	100%

The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) or Standard & Poor’s Corporation (“S&P”) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 7.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.

6	|	Deutsche DWS Variable Series II — DWS High Income VIP

Investment Portfolio	December 31, 2018

	Principal Amount ($)(a)	Value ($)
Corporate Bonds 83.5%
Communication Services 17.0%
Altice France SA:
144A, 7.375%, 5/1/2026	910,000	834,925
144A, 8.125%, 2/1/2027	200,000	188,500
Altice Luxembourg SA, 144A, 7.75%, 5/15/2022	243,000	221,130
CCO Holdings LLC:
144A, 5.0%, 2/1/2028	150,000	138,000
144A, 5.125%, 5/1/2027	125,000	116,425
5.25%, 9/30/2022	680,000	674,050
144A, 5.5%, 5/1/2026	210,000	201,862
144A, 5.875%, 4/1/2024	170,000	169,150
144A, 5.875%, 5/1/2027	200,000	194,000
CenturyLink, Inc.:
Series V, 5.625%, 4/1/2020	180,000	179,100
Series W, 6.75%, 12/1/2023 (b)	90,000	86,738
Clear Channel Worldwide Holdings, Inc., Series A, 6.5%, 11/15/2022	180,000	178,200
CSC Holdings LLC:
144A, 5.125%, 12/15/2021	437,000	428,260
144A, 5.5%, 4/15/2027	345,000	320,850
144A, 7.5%, 4/1/2028	200,000	199,500
144A, 10.875%, 10/15/2025	230,000	258,462
DISH DBS Corp.:
5.875%, 7/15/2022	260,000	239,200
5.875%, 11/15/2024	135,000	108,675
7.75%, 7/1/2026	60,000	49,650
Frontier Communications Corp.:
7.125%, 1/15/2023	440,000	248,600
10.5%, 9/15/2022	50,000	34,750
11.0%, 9/15/2025	80,000	49,796
Intelsat Jackson Holdings SA:
144A, 8.5%, 10/15/2024	215,000	208,550
144A, 9.75%, 7/15/2025	170,000	170,476
Netflix, Inc.:
4.375%, 11/15/2026 (b)	180,000	163,350
144A, 4.625%, 5/15/2029	EUR 130,000	145,986
5.875%, 2/15/2025	60,000	60,525
Sirius XM Radio, Inc., 144A, 3.875%, 8/1/2022	300,000	285,000
SoftBank Group Corp., REG S, 5.0%, 4/15/2028	EUR 100,000	110,777
Sprint Capital Corp.:
6.875%, 11/15/2028	85,000	80,325
8.75%, 3/15/2032	115,000	121,325
Sprint Corp.:
7.125%, 6/15/2024	805,000	797,224
7.625%, 3/1/2026	135,000	133,312
T-Mobile U.S.A., Inc.:
4.75%, 2/1/2028	65,000	58,825
6.0%, 4/15/2024	164,000	164,000
6.5%, 1/15/2026	10,000	10,200
Telesat Canada, 144A, 8.875%, 11/15/2024	130,000	135,200
ViaSat, Inc., 144A, 5.625%, 9/15/2025	55,000	50,600
Virgin Media Secured Finance PLC:
144A, 5.25%, 1/15/2026	200,000	183,250
144A, 5.5%, 8/15/2026	215,000	198,843

	Principal Amount ($)(a)	Value ($)
Zayo Group LLC:
144A, 5.75%, 1/15/2027	240,000	214,200
6.0%, 4/1/2023	185,000	175,308
6.375%, 5/15/2025	281,000	261,330

		8,848,429

Consumer Discretionary 9.0%
Adient Global Holdings Ltd., REG S, 3.5%, 8/15/2024	EUR 185,000	170,096
Ally Financial, Inc., 5.75%, 11/20/2025 (b)	110,000	109,450
American Axle & Manufacturing, Inc.:
6.25%, 4/1/2025 (b)	160,000	145,600
6.25%, 3/15/2026	65,000	58,338
Asbury Automotive Group, Inc., 6.0%, 12/15/2024	219,000	209,692
Ashtead Capital, Inc., 144A, 5.25%, 8/1/2026	240,000	231,600
Ashton Woods U.S.A. LLC, 144A, 6.75%, 8/1/2025	165,000	143,550
Boyd Gaming Corp.:
6.0%, 8/15/2026	160,000	149,600
6.875%, 5/15/2023	100,000	101,000
Cumberland Farms, Inc., 144A, 6.75%, 5/1/2025	48,000	48,240
Dana Financing Luxembourg Sarl:
144A, 5.75%, 4/15/2025	155,000	144,537
144A, 6.5%, 6/1/2026	160,000	153,400
Dana, Inc., 5.5%, 12/15/2024	65,000	60,450
Eldorado Resorts Inc, 144A, 6.0%, 9/15/2026	173,000	163,485
Fiat Chrysler Automobiles NV, 5.25%, 4/15/2023	445,000	435,544
Group 1 Automotive, Inc., 5.0%, 6/1/2022	80,000	75,800
HD Supply, Inc., 144A, 5.375%, 10/15/2026	190,000	184,300
Lennar Corp.:
4.75%, 11/15/2022	110,000	106,700
4.75%, 11/29/2027	120,000	108,300
5.0%, 6/15/2027	50,000	45,625
Merlin Entertainments PLC, 144A, 5.75%, 6/15/2026	200,000	197,500
MGM Resorts International, 5.75%, 6/15/2025	190,000	183,350
NCL Corp., Ltd., 144A, 4.75%, 12/15/2021	93,000	92,303
Netflix, Inc., 144A, 5.875%, 11/15/2028	71,000	68,991
Penn National Gaming, Inc., 144A, 5.625%, 1/15/2027	80,000	71,600
Penske Automotive Group, Inc., 5.5%, 5/15/2026	165,000	153,450
Rivers Pittsburgh Borrower LP, 144A, 6.125%, 8/15/2021	50,000	48,500
Seminole Hard Rock Entertainment, Inc., 144A, 5.875%, 5/15/2021	90,000	89,775
Sonic Automotive, Inc., 6.125%, 3/15/2027	55,000	48,125
Stars Group Holdings BV, 144A, 7.0%, 7/15/2026	200,000	194,500

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS High Income VIP	|	7

	Principal Amount ($)(a)	Value ($)
Suburban Propane Partners LP, 5.75%, 3/1/2025	105,000	96,075
Toll Brothers Finance Corp., 4.35%, 2/15/2028	127,000	108,585
TRI Pointe Group, Inc., 5.25%, 6/1/2027	135,000	105,259
United Rentals North America, Inc., 6.5%, 12/15/2026	125,000	123,125
Viking Cruises Ltd., 144A, 5.875%, 9/15/2027	205,000	191,162
WMG Acquisition Corp., 144A, 5.0%, 8/1/2023	75,000	72,938

		4,690,545

Consumer Staples 2.1%
Cott Holdings, Inc., 144A, 5.5%, 4/1/2025	225,000	212,063
FAGE International SA, 144A, 5.625%, 8/15/2026	220,000	188,100
JBS U.S.A. LUX SA:
144A, 5.75%, 6/15/2025	210,000	200,550
144A, 6.75%, 2/15/2028	235,000	229,125
Pilgrim’s Pride Corp.:
144A, 5.75%, 3/15/2025	50,000	46,875
144A, 5.875%, 9/30/2027	150,000	136,125
Simmons Foods, Inc., 144A, 5.75%, 11/1/2024	100,000	71,000

		1,083,838

Energy 20.3%
Antero Midstream Partners LP, 5.375%, 9/15/2024	125,000	116,563
Antero Resources Corp.:
5.125%, 12/1/2022	100,000	94,000
5.375%, 11/1/2021	420,000	405,300
5.625%, 6/1/2023	45,000	42,750
Ascent Resources Utica Holdings LLC, 144A, 7.0%, 11/1/2026	85,000	76,925
Blue Racer Midstream LLC, 144A, 6.125%, 11/15/2022	295,000	284,675
Carrizo Oil & Gas, Inc., 8.25%, 7/15/2025	100,000	98,000
Cheniere Corpus Christi Holdings LLC:
5.125%, 6/30/2027	230,000	217,131
5.875%, 3/31/2025	165,000	164,175
7.0%, 6/30/2024	470,000	495,850
Cheniere Energy Partners LP, 144A, 5.625%, 10/1/2026	160,000	149,600
Chesapeake Energy Corp.:
7.5%, 10/1/2026	80,000	68,400
8.0%, 1/15/2025 (b)	165,000	145,613
8.0%, 6/15/2027	315,000	264,600
CNX Midstream Partners LP, 144A, 6.5%, 3/15/2026	107,000	101,650
Crestwood Midstream Partners LP:
5.75%, 4/1/2025	65,000	60,288
6.25%, 4/1/2023	245,000	235,812
DCP Midstream Operating LP:
3.875%, 3/15/2023	100,000	93,750
5.375%, 7/15/2025	215,000	210,162
Diamondback Energy, Inc.:
144A, 4.75%, 11/1/2024	220,000	212,300
4.75%, 11/1/2024	125,000	120,625

	Principal Amount ($)(a)	Value ($)
Endeavor Energy Resources LP:
144A, 5.5%, 1/30/2026	35,000	35,875
144A, 5.75%, 1/30/2028	35,000	35,707
Energy Transfer LP, 5.5%, 6/1/2027	145,000	141,375
Extraction Oil & Gas, Inc., 144A, 5.625%, 2/1/2026	135,000	98,550
Genesis Energy LP:
6.25%, 5/15/2026	215,000	184,362
6.5%, 10/1/2025	305,000	268,400
Gulfport Energy Corp.:
6.0%, 10/15/2024	60,000	53,100
6.375%, 5/15/2025	100,000	88,500
6.375%, 1/15/2026	150,000	129,750
Halcon Resources Corp., 6.75%, 2/15/2025	125,000	91,250
Hilcorp Energy I LP:
144A, 5.0%, 12/1/2024	105,000	92,925
144A, 5.75%, 10/1/2025	245,000	218,050
144A, 6.25%, 11/1/2028	205,000	180,400
Holly Energy Partners LP, 144A, 6.0%, 8/1/2024	225,000	220,500
Jagged Peak Energy LLC, 144A, 5.875%, 5/1/2026	74,000	68,820
Laredo Petroleum, Inc.:
5.625%, 1/15/2022	70,000	62,825
6.25%, 3/15/2023 (b)	215,000	192,962
Matador Resources Co., 5.875%, 9/15/2026	134,000	123,280
MEG Energy Corp., 144A, 6.5%, 1/15/2025	234,000	237,510
Murphy Oil U.S.A., Inc., 5.625%, 5/1/2027	65,000	62,400
Nabors Industries, Inc.:
5.5%, 1/15/2023 (b)	15,000	11,906
5.75%, 2/1/2025	80,000	60,566
NuStar Logistics LP, 5.625%, 4/28/2027	236,000	220,070
Oasis Petroleum, Inc.:
6.875%, 3/15/2022 (b)	138,000	130,065
6.875%, 1/15/2023	60,000	55,425
Parsley Energy LLC:
144A, 5.25%, 8/15/2025	55,000	49,775
144A, 5.375%, 1/15/2025	85,000	78,200
144A, 5.625%, 10/15/2027	120,000	109,050
PDC Energy, Inc., 6.125%, 9/15/2024	150,000	138,750
Peabody Energy Corp., 144A, 6.0%, 3/31/2022	295,000	286,150
Precision Drilling Corp., 144A, 7.125%, 1/15/2026	110,000	94,600
Range Resources Corp.:
4.875%, 5/15/2025	125,000	102,500
5.0%, 8/15/2022	305,000	272,975
5.0%, 3/15/2023	125,000	110,000
5.875%, 7/1/2022	140,000	129,500
Resolute Energy Corp., 8.5%, 5/1/2020	31,000	30,535
Shelf Drilling Holdings Ltd., 144A, 8.25%, 2/15/2025	180,000	153,900
Southwestern Energy Co.:
6.2%, 1/23/2025	60,000	53,625
7.75%, 10/1/2027	330,000	313,500

The accompanying notes are an integral part of the financial statements.

8	|	Deutsche DWS Variable Series II — DWS High Income VIP

	Principal Amount ($)(a)	Value ($)
Sunoco LP:
5.5%, 2/15/2026	130,000	123,175
5.875%, 3/15/2028	35,000	32,738
Targa Resources Partners LP:
4.25%, 11/15/2023	210,000	194,512
5.0%, 1/15/2028	235,000	212,675
5.375%, 2/1/2027	260,000	243,750
144A, 5.875%, 4/15/2026	113,000	109,893
Transocean, Inc., 144A, 9.0%, 7/15/2023	110,000	109,450
U.S.A. Compression Partners LP, 144A, 6.875%, 4/1/2026	142,000	136,320
Weatherford International Ltd.:
4.5%, 4/15/2022 (b)	190,000	111,150
8.25%, 6/15/2023	70,000	42,000
Whiting Petroleum Corp., 5.75%, 3/15/2021	300,000	285,000
WPX Energy, Inc.:
5.25%, 9/15/2024	145,000	131,225
6.0%, 1/15/2022	43,000	41,818
8.25%, 8/1/2023	105,000	109,725

		10,529,233

Financials 1.1%
CIT Group, Inc.:
4.75%, 2/16/2024	210,000	202,125
4.125%, 3/9/2021	15,000	14,775
CNO Financial Group, Inc., 5.25%, 5/30/2025	100,000	95,250
Lincoln Finance Ltd., 144A, 7.375%, 4/15/2021	105,000	106,313
Tempo Acquisition LLC, 144A, 6.75%, 6/1/2025	75,000	69,375
Travelport Corporate Finance PLC, 144A, 6.0%, 3/15/2026	101,000	102,010

		589,848

Health Care 8.9%
Avantor, Inc., 144A, 6.0%, 10/1/2024	70,000	68,775
Bausch Health Companies, Inc.:
144A, 5.625%, 12/1/2021	97,000	95,545
144A, 5.875%, 5/15/2023	170,000	157,250
144A, 6.125%, 4/15/2025	150,000	130,875
144A, 6.5%, 3/15/2022	105,000	105,525
144A, 7.0%, 3/15/2024	255,000	257,550
144A, 8.5%, 1/31/2027	275,000	266,750
144A, 9.25%, 4/1/2026	85,000	85,000
Centene Corp., 144A, 5.375%, 6/1/2026	95,000	92,388
Charles River Laboratories International, Inc., 144A, 5.5%, 4/1/2026	20,000	19,700
DaVita, Inc.:
5.0%, 5/1/2025	110,000	99,825
5.125%, 7/15/2024	110,000	103,125
Endo Dac, 144A, 6.0%, 7/15/2023	195,000	148,688
HCA, Inc.:
5.625%, 9/1/2028	340,000	328,100
4.75%, 5/1/2023	360,000	354,600
5.25%, 6/15/2026	580,000	575,650
5.375%, 9/1/2026	170,000	165,325
5.875%, 2/15/2026	190,000	189,050

	Principal Amount ($)(a)	Value ($)
Mallinckrodt International Finance SA, 144A, 5.625%, 10/15/2023 (b)	100,000	76,000
Tenet Healthcare Corp.:
4.5%, 4/1/2021	90,000	87,525
5.125%, 5/1/2025	225,000	209,812
6.75%, 6/15/2023 (b)	45,000	42,244
7.0%, 8/1/2025	25,000	23,125
Teva Pharmaceutical Finance Netherlands III BV:
2.2%, 7/21/2021	335,000	307,936
6.0%, 4/15/2024	250,000	240,803
6.75%, 3/1/2028	200,000	193,788
WellCare Health Plans, Inc., 144A, 5.375%, 8/15/2026	210,000	202,650

		4,627,604

Industrials 6.5%
Bombardier, Inc.:
144A, 5.75%, 3/15/2022	230,000	214,475
144A, 6.0%, 10/15/2022	283,000	265,312
BWX Technologies, Inc., 144A, 5.375%, 7/15/2026	30,000	28,866
Covanta Holding Corp.:
5.875%, 3/1/2024	160,000	150,400
5.875%, 7/1/2025	85,000	78,200
DAE Funding LLC:
144A, 4.5%, 8/1/2022	8,000	7,680
144A, 5.0%, 8/1/2024	25,000	24,188
144A, 5.75%, 11/15/2023	115,000	113,850
Energizer Gamma Acquisition, Inc., 144A, 6.375%, 7/15/2026	120,000	110,100
Meritor, Inc., 6.25%, 2/15/2024	75,000	71,625
Moog, Inc., 144A, 5.25%, 12/1/2022	120,000	119,100
Novelis Corp.:
144A, 5.875%, 9/30/2026	230,000	203,550
144A, 6.25%, 8/15/2024	290,000	272,600
Park Aerospace Holdings Ltd.:
144A, 4.5%, 3/15/2023	310,000	289,850
144A, 5.25%, 8/15/2022	327,000	316,372
144A, 5.5%, 2/15/2024	245,000	236,425
Prime Security Services Borrower LLC, 144A, 9.25%, 5/15/2023	4,000	4,125
Summit Materials LLC, 6.125%, 7/15/2023	200,000	198,000
Tennant Co., 5.625%, 5/1/2025	30,000	28,275
TransDigm, Inc., 5.5%, 10/15/2020	150,000	148,875
United Rentals North America, Inc., 5.75%, 11/15/2024	540,000	519,750

		3,401,618

Information Technology 1.8%
Cardtronics, Inc., 144A, 5.5%, 5/1/2025	95,000	87,875
Change Healthcare Holdings LLC, 144A, 5.75%, 3/1/2025	210,000	195,825
Dell International LLC, 144A, 5.875%, 6/15/2021	110,000	109,881
Fair Isaac Corp., 144A, 5.25%, 5/15/2026	130,000	125,775
First Data Corp., 144A, 5.375%, 8/15/2023	175,000	171,938
Refinitiv U.S. Holdings, Inc., 144A, 8.25%, 11/15/2026	85,000	77,669

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS High Income VIP	|	9

	Principal Amount ($)(a)	Value ($)
TTM Technologies, Inc., 144A, 5.625%, 10/1/2025	155,000	144,150

		913,113

Materials 12.0%
AK Steel Corp.:
6.375%, 10/15/2025 (b)	100,000	77,000
7.0%, 3/15/2027	60,000	46,800
7.5%, 7/15/2023	340,000	337,450
Ardagh Packaging Finance PLC, 144A, 6.0%, 2/15/2025	220,000	203,086
Axalta Coating Systems LLC, 144A, 4.875%, 8/15/2024	175,000	165,375
Berry Global, Inc., 5.5%, 5/15/2022	315,000	313,425
BWAY Holding Co., 144A, 5.5%, 4/15/2024	175,000	164,500
Cascades, Inc., 144A, 5.5%, 7/15/2022	26,000	25,350
CF Industries, Inc., 3.45%, 6/1/2023	145,000	134,850
Chemours Co.:
5.375%, 5/15/2027	115,000	103,500
6.625%, 5/15/2023	99,000	99,990
7.0%, 5/15/2025	60,000	60,450
Clearwater Paper Corp., 144A, 5.375%, 2/1/2025	110,000	99,275
Constellium NV:
144A, 4.625%, 5/15/2021	EUR 150,000	170,646
144A, 5.75%, 5/15/2024	250,000	230,000
144A, 6.625%, 3/1/2025	250,000	231,875
Flex Acquisition Co., Inc, 144A, 7.875%, 7/15/2026	165,000	148,500
Freeport-McMoRan, Inc.:
3.55%, 3/1/2022	440,000	416,350
3.875%, 3/15/2023	115,000	106,375
4.0%, 11/14/2021	180,000	175,050
5.4%, 11/14/2034	65,000	51,188
5.45%, 3/15/2043	18,000	13,703
Hexion, Inc.:
6.625%, 4/15/2020	165,000	131,587
144A, 10.375%, 2/1/2022	40,000	31,900
Hudbay Minerals, Inc.:
144A, 7.25%, 1/15/2023	175,000	172,812
144A, 7.625%, 1/15/2025 (b)	150,000	146,625
Kaiser Aluminum Corp., 5.875%, 5/15/2024	145,000	141,737
Kronos International, Inc., REG S, 3.75%, 9/15/2025	EUR 100,000	102,545
Mercer International, Inc., 6.5%, 2/1/2024	110,000	107,525
NOVA Chemicals Corp.:
144A, 4.875%, 6/1/2024	185,000	166,962
144A, 5.25%, 6/1/2027	140,000	123,900
Platform Specialty Products Corp.:
144A, 5.875%, 12/1/2025	85,000	79,475
144A, 6.5%, 2/1/2022	290,000	290,000
Reynolds Group Issuer, Inc.:
144A, 5.125%, 7/15/2023	290,000	276,225
144A, 7.0%, 7/15/2024	35,000	33,338
Teck Resources Ltd.:
6.125%, 10/1/2035	225,000	214,875
6.25%, 7/15/2041	330,000	312,675

	Principal Amount ($)(a)	Value ($)
Tronox Finance PLC, 144A, 5.75%, 10/1/2025	66,000	53,460
Tronox, Inc., 144A, 6.5%, 4/15/2026 (b)	122,000	101,260
United States Steel Corp.:
6.25%, 3/15/2026	64,000	56,000
6.875%, 8/15/2025	295,000	269,925
WR Grace & Co-Conn, 144A, 5.125%, 10/1/2021	65,000	64,350

		6,251,914

Real Estate 2.4%
CyrusOne LP:
(REIT), 5.0%, 3/15/2024	200,000	196,000
(REIT), 5.375%, 3/15/2027	165,000	160,050
Iron Mountain, Inc.:
144A, (REIT), 5.25%, 3/15/2028	115,000	101,488
5.75%, 8/15/2024	130,000	123,500
(REIT), 6.0%, 8/15/2023	300,000	303,750
MPT Operating Partnership LP, (REIT), 6.375%, 3/1/2024	170,000	174,250
SBA Communications Corp., (REIT), 4.0%, 10/1/2022	215,000	204,787

		1,263,825

Utilities 2.4%
AmeriGas Partners LP:
5.5%, 5/20/2025	205,000	187,575
5.75%, 5/20/2027	110,000	97,350
Calpine Corp.:
144A, 5.25%, 6/1/2026	90,000	82,125
5.75%, 1/15/2025	45,000	41,175
NGL Energy Partners LP, 5.125%, 7/15/2019	140,000	138,950
NRG Energy, Inc., 5.75%, 1/15/2028	200,000	192,000
Vistra Energy Corp.:
5.875%, 6/1/2023	70,000	70,000
7.625%, 11/1/2024	264,000	278,520
Vistra Operations Co., LLC, 144A, 5.5%, 9/1/2026	175,000	168,438

		1,256,133
Total Corporate Bonds (Cost $46,342,438)		43,456,100

Loan Participations and Assignments 5.4%
Senior Loans**
AMC Entertainment Holdings, Inc., Term Loan, USD LIBOR + 2.250%, 12/15/2022 (c)	110,000	106,178
Axalta Coating Systems U.S. Holdings, Inc., Term Loan B3, 3-month USD LIBOR + 1.750%, 4.553%, 6/1/2024	198,998	188,135
CenturyLink, Inc., Term Loan B, 1-month USD LIBOR + 2.750%, 5.272%, 1/31/2025	1,326,799	1,242,547
CSC Holdings LLC, First Lien Term Loan, 1-month USD LIBOR + 2.250%, 4.705%, 7/17/2025	238,187	226,754
First Data Corp., Term Loan, USD LIBOR + 2.00%, 7/8/2022 (c)	250,000	240,820

The accompanying notes are an integral part of the financial statements.

10	|	Deutsche DWS Variable Series II — DWS High Income VIP

	Principal Amount ($)(a)	Value ($)

Mediacom Illinois LLC, Term Loan N, USD LIBOR + 1.750%, 2/15/2024 (c)	225,000	215,251

Sprint Communications, Inc., First Lien Term Loan B, USD LIBOR + 2.500%, 2/2/2024 (c)	150,000	143,126

TransDigm, Inc., Term Loan F, USD LIBOR + 2.500%, 6/9/2023 (c)	139,648	132,142

Unitymedia Finance LLC, Term Loan D, 1-month USD LIBOR + 2.250%, 4.705%, 1/15/2026	88,493	85,690

UPC Financing Partnership, Term Loan AR, USD LIBOR + 2.500%, 1/15/2026 (c)	225,000	214,705
Total Loan Participations and Assignments (Cost $2,914,744)		2,795,348

Convertible Bonds 3.3%
Communication Services 0.1%
DISH Network Corp., 2.375%, 3/15/2024	35,000	27,866

Materials 3.2%

GEO Specialty Chemicals, Inc., 3-month USD-LIBOR + 14.0%, 16.707%** PIK, 10/18/2025 (d)	1,585,459	1,710,710
Total Convertible Bonds (Cost $1,612,280)		1,738,576

	Shares	Value ($)
Common Stocks 0.2%
Industrials 0.0%
Quad Graphics, Inc.	287	3,536

	Shares	Value ($)
Materials 0.2%

GEO Specialty Chemicals, Inc.* (d)	927,264	116,001

GEO Specialty Chemicals, Inc. 144A* (d)	2,206	276

		116,277
Total Common Stocks (Cost $502,972)		119,813

Warrant 0.1%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (d) (Cost $244,286)	1,100	27,119

Securities Lending Collateral 2.8%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares, 2.29% (e) (f) (Cost $1,464,490)	1,464,490	1,464,490

Cash Equivalent 8.4%
DWS Central Cash Management Government Fund, 2.41% (e) (Cost $4,341,875)	4,341,875	4,341,875

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $57,423,085)	103.7	53,943,321
Other Assets and Liabilities, Net	(3.7)	(1,920,340)
Net Assets	100.0	52,022,981

A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2018 are as follows:

Value ($) at 12/31/2017	Purchases Cost ($)	Sales Proceeds ($)		Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2018	Value ($) at 12/31/2018
Securities Lending Collateral 2.8%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 2.29% (e) (f)
1,697,463	—	232,973	(g)	—	—	33,635	—	1,464,490	1,464,490
Cash Equivalent 8.4%
DWS Central Cash Management Government Fund, 2.41% (e)
2,240,926	25,477,738	23,376,789		—	—	69,371	—	4,341,875	4,341,875
3,938,389	25,477,738	23,609,762		—	—	103,006	—	5,806,365	5,806,365

*	Non-income producing security.

**

Variable or floating rate security. These securities are shown at their current rate as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables.

(a)	Principal amount stated in U.S. dollars unless otherwise noted.

(b)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at December 31, 2018 amounted to $1,401,654, which is 2.7% of net assets.

(c)	All or a portion of the security represents unsettled loan commitments at December 31, 2018 where the rate will be determined at time of settlement.

(d)	Investment was valued using significant unobservable inputs.

(e)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS High Income VIP	|	11

(f)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(g)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested for the year ended December 31, 2018.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

LIBOR: London Interbank Offered Rate

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

As of December 31, 2018, the Fund had the following open forward foreign currency contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
EUR	627,271	USD	719,179	1/31/2019	(1,436)	Bank of America

Currency Abbreviations

EUR	Euro
USD	United States Dollar

For information on the Fund’s policy and additional disclosures regarding forward foreign currency contracts, please refer to the Derivatives section of Note A in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2018 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Fixed Income Investments (h)
Corporate Bonds	$—	$43,456,100	$—	$43,456,100
Loan Participations and Assignments	—	2,795,348	—	2,795,348
Convertible Bonds	—	27,866	1,710,710	1,738,576
Common Stocks (h)	3,536	—	116,277	119,813
Warrant	—	—	27,119	27,119
Short-Term Investments (h)	5,806,365	—	—	5,806,365
Total	$5,809,901	$46,279,314	$1,854,106	$53,943,321

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (i)
Forward Foreign Currency Exchange Contracts	$—	$(1,436)	$—	$(1,436)
Total	$—	$(1,436)	$—	$(1,436)

(h)	See Investment Portfolio for additional detailed categorizations.

(i)	Derivatives include unrealized appreciation (depreciation) on open forward foreign currency contract.

The accompanying notes are an integral part of the financial statements.

12	|	Deutsche DWS Variable Series II — DWS High Income VIP

Level 3 Reconciliation

The following is a reconciliation of the Fund’s Level 3 investments for which significant unobservable inputs were used in determining value:

	Convertible Bonds	Common Stocks	Warrant	Total
Balance as of December 31, 2017	$1,950,703	$49,368	$29,732	$2,029,803
Realized gains (loss)	—	—	—	—
Change in unrealized appreciation (depreciation)	(283,013)	(143,913)	(2,613)	(429,539)
Amortization of premium/accretion of discount	229	—	—	229
Purchases/PIK	42,791	210,822	—	253,613
(Sales)	—	—	—	—
Transfer into Level 3	—	—	—	—
Transfer (out) of Level 3	—	—	—	—
Balance as of December 31, 2018	$1,710,710	$116,277	$27,119	$1,854,106
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2018	$(283,013)	$(143,913)	$(2,613)	$(429,539)

Quantitative Disclosure About Significant Unobservable Inputs
Asset Class	Fair Value at 12/31/18	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
Common Stocks
Materials	$116,277	Market Approach	EBITDA Multiple	5.56%
			Discount for lack of marketability	22%
Warrant
Materials	$27,119	Black Scholes Option Pricing Model	Implied Volatility of Option	21.61%
			Discount for lack of marketability	20%
Convertible Bond
Materials	$1,710,710	Option Pricing Model	Implied Volatility of Option	45%
			Discount Rate	18.38%
			EBITDA Multiple	5.56%
			Discount for lack of marketability	22%

Qualitative Disclosure About Unobservable Inputs

Significant unobservable inputs developed by the Pricing Committee and used in the fair value measurement of the Fund’s convertible bond investment include enterprise value (EV) to earnings before interest, taxes, depreciation and amortization (EBITDA) ratio with a discount for lack of marketability; implied volatility of option; and discount rate. A significant change in the EV to EBITDA ratio and implied volatility of option may result in a significant change in the fair value measurement, while a significant change in the discount for lack of marketability and discount rate are unlikely to result in a materially higher or lower fair value measurement.

Significant unobservable inputs developed by the Pricing Committee and used in the fair value measurement of the Fund’s commonstock investment include enterprise value (EV) to earnings before interest, taxes, depreciation and amortization (EBITDA) ratio with a discount for lack of marketability. A significant change in the EV to EBITDA ratio may result in a significant change in the fair value measurement, while a significant change in the discount for lack of marketability is unlikely to result in a materially higher or lower fair value measurement.

Significant unobservable inputs developed by the Pricing Committee and used in the fair value measurement of the Fund’s warrants include volatility and discount for lack of marketability. A change in the volatility of the underlying asset as an input to the Black-Scholes model may have a significant change in the fair value measurement. A significant change in the discount for lack of marketability is unlikely to have a material impact to the fair value measurement.

A significant change in the broker quotes for the Fund’s senior loan investments could have a material change on the fair value measurement.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS High Income VIP	|	13

Statement of Assets and Liabilities

as of December 31, 2018

Assets
Investments in non-affiliated securities, at value (cost $51,616,720) — including $1,401,654 of securities loaned	$48,136,956
Investment in DWS Government & Agency Securities Portfolio (cost $1,464,490)*	1,464,490
Investment in DWS Central Cash Management Government Fund (cost $4,341,875)	4,341,875
Foreign currency, at value (cost $10,056)	10,057
Receivable for investments sold	3,852
Receivable for Fund shares sold	2,489
Interest receivable	792,585
Due from Advisor	10,933
Other assets	1,446
Total assets	54,764,683

Liabilities
Payable upon return of securities loaned	1,464,490
Payable for investments purchased	1,075,792
Payable for Fund shares redeemed	55,350
Unrealized depreciation on forward foreign currency contracts	1,436
Accrued Trustees’ fees	1,709
Other accrued expenses and payables	142,925
Total liabilities	2,741,702
Net assets, at value	$52,022,981

Net Assets Consist of
Distributable earnings (loss)	(6,881,707)
Paid-in capital	58,904,688
Net assets, at value	$52,022,981

Net Asset Value
Class A

Net Asset Value, offering and redemption price per share ($51,888,699 ÷ 9,081,584 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$5.71
Class B

Net Asset Value, offering and redemption price per share ($134,282 ÷ 23,418 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$5.73

*	Represents collateral on securities loaned.

     Statement of Operations

for the year ended December 31, 2018

Investment Income
Income:

Interest	$3,439,837
Income distributions — DWS Central Cash Management Government Fund	69,371
Securities lending income, net of borrower rebates	33,635
Total income	3,542,843
Expenses:

Management fee	290,414
Administration fee	58,083
Services to Shareholders	1,012
Record keeping fee (Class B)	206
Distribution service fees (Class B)	417
Custodian fee	20,838
Professional fees	94,343
Reports to shareholders	43,566
Trustees’ fees and expenses	4,511
Pricing service fee	30,287
Other	4,728
Total expenses before expense reductions	548,405
Expense reductions	(148,560)
Total expenses after expense reductions	399,845
Net investment income	3,142,998

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(202,767)
Swap contracts	2,106
Forward foreign currency contracts	23,762
Foreign currency	243
(176,656)
Change in net unrealized appreciation (depreciation) on:

Investments	(4,261,780)
Forward foreign currency contracts	5,480
Foreign currency	(26)
(4,256,326)
Net gain (loss)	(4,432,982)
Net increase (decrease) in net assets resulting from operations	$(1,289,984)

The accompanying notes are an integral part of the financial statements.

14	|	Deutsche DWS Variable Series II — DWS High Income VIP

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2018	2017
Operations:
Net investment income (loss)	$3,142,998	$4,649,907
Net realized gain (loss)	(176,656)	3,495,016
Change in net unrealized appreciation (depreciation)	(4,256,326)	(975,421)
Net increase (decrease) in net assets resulting from operations	(1,289,984)	7,169,502
Distributions to shareholders:
Class A	(4,670,013)	(5,780,980)
Class B	(14,079)	(94,574)
Total distributions	(4,684,092)	(5,875,554)*
Fund share transactions:
Class A
Proceeds from shares sold	4,796,087	12,759,797
Reinvestment of distributions	4,670,013	5,780,980
Payments for shares redeemed	(12,180,108)	(58,823,711)
Net increase (decrease) in net assets from Class A share transactions	(2,714,008)	(40,282,934)
Class B
Proceeds from shares sold	63,056	120,675
Reinvestment of distributions	14,079	94,574
Payments for shares redeemed	(64,199)	(1,640,132)
Net increase (decrease) in net assets from Class B share transactions	12,936	(1,424,883)
Increase (decrease) in net assets	(8,675,148)	(40,413,869)
Net assets at beginning of period	60,698,129	101,111,998

Net assets at end of period	$52,022,981	$60,698,129 **

Other Information
Class A
Shares outstanding at beginning of period	9,527,083	15,845,238
Shares sold	775,176	2,017,781
Shares issued to shareholders in reinvestment of distributions	803,789	946,151
Shares redeemed	(2,024,464)	(9,282,087)
Net increase (decrease) in Class A shares	(445,499)	(6,318,155)

Shares outstanding at end of period	9,081,584	9,527,083
Class B
Shares outstanding at beginning of period	21,761	254,095
Shares sold	9,962	18,818
Shares issued to shareholders in reinvestment of distributions	2,411	15,403
Shares redeemed	(10,716)	(266,555)
Net increase (decrease) in Class B shares	1,657	(232,334)

Shares outstanding at end of period	23,418	21,761

*	Includes distributions from net investment income.
**	Includes undistributed net investment income of $4,654,101.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS High Income VIP	|	15

Financial Highlights

	Years Ended December 31,
Class A	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$6.36	$6.28	$5.93	$6.60	$6.96
Income (loss) from investment operations:

Net investment income[a]	.33	.31	.32	.32	.36
Net realized and unrealized gain (loss)	(.48)	.15	.41	(.58)	(.25)
Total from investment operations	(.15)	.46	.73	(.26)	.11
Less distributions from:
Net investment income	(.50)	(.38)	(.38)	(.41)	(.47)
Net asset value, end of period	$5.71	$6.36	$6.28	$5.93	$6.60
Total Return (%)[b]	(2.52)	7.51	12.87	(4.44)	1.47

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	52	61	100	101	135
Ratio of expenses before expense reductions (%)[c]	.94	.78	.80	.75	.75
Ratio of expenses after expense reductions (%)[c]	.69	.72	.72	.72	.73
Ratio of net investment income (%)	5.41	4.98	5.38	5.09	5.21
Portfolio turnover rate (%)	62	71	77	47	52

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

	Years Ended December 31,
Class B	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$6.38	$6.30	$5.94	$6.63	$6.99
Income (loss) from investment operations:

Net investment income[a]	.31	.31	.31	.32	.35
Net realized and unrealized gain (loss)	(.48)	.13	.41	(.61)	(.26)
Total from investment operations	(.17)	.44	.72	(.29)	.09
Less distributions from:
Net investment income	(.48)	(.36)	(.36)	(.40)	(.45)
Net asset value, end of period	$5.73	$6.38	$6.30	$5.94	$6.63
Total Return (%)[b]	(2.76)	7.21	12.67	(4.95)	1.22

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.1	.1	2	3	.03
Ratio of expenses before expense reductions (%)[c]	1.34	1.15	1.21	1.14	1.13
Ratio of expenses after expense reductions (%)[c]	.96	.98	.98	1.02	.97
Ratio of net investment income (%)	5.14	4.88	5.15	4.86	5.09
Portfolio turnover rate (%)	62	71	77	47	52

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

16	|	Deutsche DWS Variable Series II — DWS High Income VIP

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS High Income VIP (formerly Deutsche High Income VIP) (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (formerly Deutsche Variable Series II) (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

In October 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification, which is intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Effective with the current reporting period, the Fund adopted the amendments with the impacts being that the Fund is no longer required to present components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributable earnings and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from broker-dealers. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. These securities are generally categorized as Level 2.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1 securities.

Deutsche DWS Variable Series II — DWS High Income VIP	|	17

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended December 31, 2018, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by DWS Investment Management Americas, Inc. As of December 31, 2018, the Fund invested the cash collateral in DWS Government & Agency Securities Portfolio. DWS Investment Management Americas, Inc. receives a management/administration fee (0.12% annualized effective rate as of December 31, 2018) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

18	|	Deutsche DWS Variable Series II — DWS High Income VIP

As of December 31, 2018, the Fund had securities on loan, which were classified as corporate bonds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

At December 31, 2018, the Fund had a net tax basis capital loss carryforward of approximately $6,549,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($843,000) and long-term losses ($5,706,000).

The Fund has reviewed the tax positions for the open tax years as of December 31, 2018 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2018, the Fund’s components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income*	$3,149,185
Capital loss carryforwards	$(6,549,000)
Unrealized appreciation (depreciation) on investments	$(3,482,138)

At December 31, 2018, the aggregate cost of investments for federal income tax purposes was $57,425,459. The net unrealized depreciation for all investments based on tax cost was $3,482,138. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $256,747 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $3,738,885.

In addition, the tax character of distributions paid by the Fund is summarized as follows:

	Years Ended December 31,
	2018	2017
Distributions from ordinary income*	$4,684,092	$5,875,554

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and

Deutsche DWS Variable Series II — DWS High Income VIP	|	19

premiums are accreted/amortized for both tax and financial reporting purposes for the Fund, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended December 31, 2018, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer’s credit quality characteristics.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

There were no open credit default swap contracts as of December 31, 2018. For the year ended December 31, 2018, the Fund’s investment in credit default swap contracts sold had a total notional value generally indicative of a range from $0 to $600,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended December 31, 2018, the Fund entered into forward currency contracts in

20	|	Deutsche DWS Variable Series II — DWS High Income VIP

order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of December 31, 2018 is included in a table following the Fund’s Investment Portfolio. For the year ended December 31, 2018, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $399,000 to $719,000.

The following table summarizes the value of the Fund’s derivative instruments held as of December 31, 2018 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Liability Derivative	Forward Contract
Foreign Exchange Contract (a)	$(1,436)

The above derivative is located in the following Statement of Assets and Liabilities account:

(a)	Unrealized depreciation on forward foreign currency contract.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2018 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts	Swap Contracts	Total
Credit Contracts (b)	$—	$2,106	$2,106
Foreign Exchange Contracts (c)	23,762	—	23,762
	$23,762	$2,106	$25,868

Each of the above derivatives is located in the following Statement of Operations accounts:

(b)	Net realized gain (loss) from swap contracts

(c)	Net realized gain (loss) from forward foreign currency contracts

Change in Net Unrealized Appreciation (Depreciation)	Forward Contract
Foreign Exchange Contract (d)	$5,480

The above derivative is located in the following Statement of Operations accounts:

(d)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts

As of December 31, 2018, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following table:

Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Bank of America	$1,436	$—	$—	$1,436

Deutsche DWS Variable Series II — DWS High Income VIP	|	21

C. Purchases and Sales of Securities

During the year ended December 31, 2018, purchases and sales of investment transactions (excluding short-term investments and U.S. Treasury securities) aggregated $33,354,764 and $38,461,744, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (formerly Deutsche Investment Management Americas Inc.) (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million	.500%
Next $750 million	.470%
Next $1.5 billion	.450%
Next $2.5 billion	.430%
Next $2.5 billion	.400%
Next $2.5 billion	.380%
Next $2.5 billion	.360%
Over $12.5 billion	.340%

Accordingly, for the year ended December 31, 2018, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.50% of the Fund’s average daily net assets.

For the period from January 1, 2018 through September 30, 2018, the Advisor had contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A	.69%
Class B	.97%

Effective October 1, 2018 through September 30, 2019, the Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A	.68%
Class B	.94%

For the year ended December 31, 2018, fees waived and/or expenses reimbursed for each class were as follows:

Class A	$147,926
Class B	634
$148,560

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2018, the Administration Fee was $58,083, of which $4,543 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent,

22	|	Deutsche DWS Variable Series II — DWS High Income VIP

dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2018, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at December 31, 2018
Class A	$271	$45
Class B	51	8
	$322	$53

Distribution Service Agreement. Under the Fund’s Class B 12b-1 plan, DWS Distributors, Inc. (“DDI”) received a fee (“Distribution Service Fee”) of 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2018, the Distribution Service Fee was $417, of which $30 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended December 31, 2018, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $9,572, of which $7,400 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the year ended December 31, 2018, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $2,532.

E. Investing in High-Yield Debt Securities

High-yield debt securities or junk bonds are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.

F. Ownership of the Fund

At December 31, 2018, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 72% and 19%. One participating insurance company was owner of record of 10% or more of the total outstanding Class B shares of the Fund, owning 92%.

Deutsche DWS Variable Series II — DWS High Income VIP	|	23

G. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2018.

24	|	Deutsche DWS Variable Series II — DWS High Income VIP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Variable Series II and Shareholders of DWS High Income VIP:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS High Income VIP (formerly Deutsche High Income VIP) (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series II (formerly Deutsche Variable Series II)) (the “Trust”), including the investment portfolio, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series II) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

February 14, 2019

Deutsche DWS Variable Series II — DWS High Income VIP	|	25

Information About Your Fund’s Expenses	(Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2018 to December 31, 2018).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2018

Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/18	$1,000.00	$1,000.00
Ending Account Value 12/31/18	$977.70	$976.10
Expenses Paid per $1,000*	$3.44	$4.78

Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/18	$1,000.00	$1,000.00
Ending Account Value 12/31/18	$1,021.73	$1,020.37
Expenses Paid per $1,000*	$3.52	$4.89

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche DWS Variable Series II — DWS High Income VIP	.69%	.96%

For more information, please refer to the Fund’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

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Tax Information	(Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Deutsche DWS Variable Series II — DWS High Income VIP	|	27

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS High Income VIP’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2018.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board

28	|	Deutsche DWS Variable Series II — DWS High Income VIP

believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2017, the Fund’s performance (Class A shares) was in the 2nd quartile, 4th quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2017. The Board noted the disappointing investment performance of the Fund in some past periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance in 2017 and during the first eight months of 2018. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2017). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2017, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency

Deutsche DWS Variable Series II — DWS High Income VIP	|	29

services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

30	|	Deutsche DWS Variable Series II — DWS High Income VIP

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	82	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International; Public Radio International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago	82	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); Massachusetts Humane Society; Overseer of the New England Conservatory; former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston); American Documentary, Inc. (public media)	82	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	82	—
Paul K. Freeman* (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive committee); Adjunct Professor, University of Denver Law School (2017–present); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International; Denver Zoo Foundation (2012–2018)	82	—

Deutsche DWS Variable Series II — DWS High Income VIP	|	31

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	82	Director, Aberdeen Japan Fund (since 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	82	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	82	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	82	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	82	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present Assistant Secretary, 2013–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (since March 2018); Assistant Secretary, DWS Distributors, Inc. (since June 25, 2018); Director and Vice President, DWS Service Company (since June 25, 2018); Assistant Secretary, DWS Investment Management Americas, Inc. (since June 25, 2018); and Director and President, DB Investment Managers, Inc. (since June 25, 2018); formerly: Vice President for the Deutsche funds (2016–2017)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); and Director and Vice President, DWS Trust Company (2016–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Diane Kenneally[8,9] (1966) Treasurer and Chief Financial Officer since 2018	Director,[3] DWS; formerly: Assistant Treasurer for the DWS funds (2007–2018)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS

32	|	Deutsche DWS Variable Series II — DWS High Income VIP

Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (since 2018)
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 345 Park Avenue, New York, NY 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed Treasurer and Chief Financial Officer effective July 2, 2018.

*	Paul K. Freeman retired from the Board effective December 31, 2018.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Deutsche DWS Variable Series II — DWS High Income VIP	|	33

Notes

Notes

VS2HI-2 (R-025832-8 2/19)

December 31, 2018

Annual Report

Deutsche DWS Variable Series II

(formerly Deutsche Variable Series II)

DWS International Growth VIP

(formerly Deutsche International Growth VIP)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from your insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site, and your insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance company electronically by following the instructions provided by your insurance company.

You may elect to receive all future reports in paper free of charge from your insurance company. If your insurance company informs you that future reports will be delivered via Web access, you can inform your insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by your insurance company.

Contents

3	Performance Summary
4	Management Summary
6	Portfolio Summary
7	Investment Portfolio
10	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Financial Highlights
13	Notes to Financial Statements
18	Report of Independent Registered Public Accounting Firm
19	Information About Your Fund’s Expenses
20	Tax Information
20	Proxy Voting
21	Advisory Agreement Board Considerations and Fee Evaluation
24	Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. Smaller company stocks tend to be more volatile than medium-sized or large company stocks. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Please read prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE     NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche DWS Variable Series II — DWS International Growth VIP

Performance Summary	December 31, 2018 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2018 are 1.33% and 1.67% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment in DWS Global Growth VIP

The MSCI All Country World ex-USA Index is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The MSCI All Country World ex-USA Index includes both developed and emerging markets.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

The growth of $10,000 is cumulative.

Comparative Results

DWS International Growth VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$8,331	$10,841	$10,721	$21,721
	Average annual total return	–16.69%	2.73%	1.40%	8.07%
MSCI All Country World ex-USA Index	Growth of $10,000	$8,580	$11,404	$10,342	$18,899
	Average annual total return	–14.20%	4.48%	0.68%	6.57%

DWS International Growth VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$8,308	$10,759	$10,566	$21,017
	Average annual total return	–16.92%	2.47%	1.11%	7.71%
MSCI All Country World ex-USA Index	Growth of $10,000	$8,580	$11,404	$10,342	$18,899
	Average annual total return	–14.20%	4.48%	0.68%	6.57%

Deutsche DWS Variable Series II — DWS International Growth VIP	|	3

Management Summary	December 31, 2018 (Unaudited)

The Fund’s Class A shares returned –16.69% during 2018 (unadjusted for contract charges), trailing the –14.20% return of the MSCI All-Country World ex-USA Index. After rallying in January, international stocks moved steadily lower for the remainder of the year amid mounting evidence that economic growth outside of the United States was slowing. The selloff gained momentum in the fourth quarter as heightened uncertainty about the investment outlook began to weigh heavily on market sentiment. The index return was pressured not just by falling stock prices, but also the weakness in foreign currencies relative to the U.S dollar.

The Fund’s underperformance was largely the result of stock selection in the health care, communications services, and financials sectors. The largest detractors were the health care stocks Fresenius Medical Care AG & Co. KGaA (Germany) and Eurofins Scientific (Luxembourg). The companies specialize in dialysis treatment and laboratory testing, respectively. Fresenius posted weaker-than-expected earnings, while Eurofins was hurt by investor concerns about its ability to maintain its high growth rate and attractive profit margins. On the plus side, the Fund’s overweight position in health care made a positive contribution to performance. In the communications services sector, Spotify Technology SA was a key detractor. The stock was negatively affected by the negative sentiment toward internet stocks in the latter part of the year, as well as slightly lower subscriber guidance for the fourth quarter. Several positions fueled the Fund’s shortfall in financials, including ING Groep NV (Netherlands), Julius Baer Group Ltd. (Switzerland), and Mitsubishi UFJ Financial Group, Inc. (Japan).

Our stock selection in the consumer discretionary sector made the largest contribution to performance. The apparel producer Canada Goose Holdings, Inc. — which rallied due to better-than-expected sales results and optimism surrounding its potential for geographic expansion — was the top contributor in the sector, followed by LVMH Moet Hennessy Louis Vuitton SE (France) and Compass Group PLC (United Kingdom). Stock selection in the information technology and consumer staples also added value in the annual period. Experian PLC, based in the United Kingdom, was the top contributor in the Fund as a whole. Experian impressed the markets with its high organic growth, profit-margin improvement, and product innovation.

We believe volatility could remain a factor in market performance in the coming year due to ongoing questions about economic growth, corporate profits, U.S. trade policy, and the direction of global interest rates. However, these issues already led to a large decrease in valuations in the fourth calendar. Believing these circumstances provided the chance to buy high-quality growth companies at attractive prices, we remained on the lookout for opportunities to use temporary price dislocations to our advantage. In addition, we continued to focus our attention on identifying growth companies whose strengthening fundamentals and higher earnings power can offset the effect of slowing global growth. We also sought to balance the portfolio’s risk exposure by diversifying across regions and different stages of companies’ growth lifecycles.

Our bottom-up investment process led us to hold overweight positions in the industrials, consumer discretionary, health care, and information technology sectors. Conversely, the portfolio was underweight in consumer staples, energy, financials, and materials. The Fund remained well diversified among all geographic regions, with the largest underweights in Japan and the United Kingdom and the most meaningful overweights in Germany and France. We continued to look for attractive investment candidates in the emerging markets, especially Asia. In particular, we sought to identify those with valuations that pulled back due to the trade-related macroeconomic concerns, but whose long-term fundamental trends and earnings potential had not changed in any significant way. We also saw opportunities in Japan, where improvements in structural economic growth and corporations’ returns on equity created a stronger foundation for the nation’s stock market.

Sebastian P. Werner, PhD, Director

Mark Schumann, CFA, Director

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

4	|	Deutsche DWS Variable Series II — DWS International Growth VIP

Terms to Know

The MSCI All Country (AC) World Index ex-USA Index is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The MSCI All Country World Index Ex-U.S. includes both developed and emerging markets.

Contribution and detraction incorporate both a stock’s total return and its weighting in the fund.

Deutsche DWS Variable Series II — DWS International Growth VIP	|	5

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/18	12/31/17
Common Stocks	99%	96%
Cash Equivalents	1%	4%
Preferred Stocks	0%	0%
Warrants	0%	0%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/18	12/31/17
Financials	20%	22%
Industrials	15%	17%
Consumer Discretionary	15%	12%
Health Care	14%	14%
Information Technology	14%	14%
Consumer Staples	7%	6%
Communication Services	7%	6%
Materials	6%	6%
Energy	2%	3%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/18	12/31/17
Germany	13%	11%
Japan	12%	6%
France	11%	12%
Canada	10%	12%
Switzerland	9%	7%
China	8%	7%
United States	7%	12%
United Kingdom	7%	10%
Netherlands	4%	3%
Sweden	3%	2%
Singapore	2%	2%
Argentina	2%	—
Korea	2%	1%
Finland	1%	2%
Other	9%	13%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 7.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.

6	|	Deutsche DWS Variable Series II — DWS International Growth VIP

Investment Portfolio	December 31, 2018

	Shares	Value ($)
Common Stocks 97.7%
Argentina 1.8%
Globant SA* (a)	3,947	222,295
Grupo Supervielle SA (ADR)	3,900	33,852

(Cost $265,787)		256,147

Brazil 0.4%
Pagseguro Digital Ltd. “A”* (a) (b) (Cost $70,885)	2,615	48,979

Canada 9.5%
Agnico Eagle Mines, Ltd.	4,850	195,748
Alimentation Couche-Tard, Inc. “B”	4,081	203,004
Brookfield Asset Management, Inc. “A”	9,386	359,709
Canada Goose Holdings, Inc.*	3,086	134,905
Canadian National Railway Co.	2,508	185,748
Gildan Activewear, Inc.	2,315	70,271
Toronto-Dominion Bank	4,295	213,492

(Cost $1,038,892)		1,362,877

China 8.2%
Alibaba Group Holding Ltd. (ADR)*	1,500	205,605
China Life Insurance Co., Ltd. “H”	66,000	140,151
Minth Group Ltd.	26,870	86,822
Momo, Inc. (ADR)*	3,200	76,000
New Oriental Education & Technology Group, Inc. (ADR)*	1,800	98,658
Ping An Healthcare and Technology Co., Ltd. 144A*	2,100	7,334
Ping An Insurance (Group) Co. of China Ltd. “H”	30,500	269,558
Tencent Holdings Ltd.	7,300	292,191

(Cost $1,185,748)		1,176,319

Denmark 0.7%
Chr Hansen Holding AS (Cost $100,652)	1,148	101,838

Finland 1.2%
Sampo Oyj “A” (Cost $183,782)	3,765	166,629

France 10.9%
Airbus SE	1,186	114,356
Capgemini SE	2,140	213,415
LVMH Moet Hennessy Louis Vuitton SE	950	281,576
SMCP SA 144A*	7,900	122,087
Teleperformance	1,174	188,039
TOTAL SA	4,716	249,561
VINCI SA	2,630	217,191
Vivendi SA	7,074	172,518

(Cost $1,661,350)		1,558,743

Germany 12.9%
adidas AG	587	123,147
Allianz SE (Registered)	1,125	226,642
BASF SE	2,275	159,680
Continental AG	687	95,690
Deutsche Boerse AG	2,693	324,857
Deutsche Post AG (Registered)	3,700	101,623
Evonik Industries AG	6,810	170,755

	Shares	Value ($)
Fresenius Medical Care AG & Co. KGaA	3,000	195,047
Infineon Technologies AG	3,760	75,285
LANXESS AG	2,149	99,402
SAP SE	1,621	162,292
Siemens AG (Registered)	1,000	111,912

(Cost $2,206,471)		1,846,332

Hong Kong 0.8%
Techtronic Industries Co., Ltd. (Cost $51,080)	21,597	115,053

Ireland 1.4%
Kerry Group PLC “A” (Cost $131,801)	1,955	194,048

Italy 1.1%
Luxottica Group SpA (Cost $159,850)	2,632	156,090

Japan 11.2%
Daikin Industries Ltd.	2,400	254,789
FANUC Corp.	400	60,535
Fast Retailing Co., Ltd.	500	255,210
Hoya Corp.	3,800	228,766
Kao Corp.	1,500	111,340
Keyence Corp.	400	202,423
Komatsu Ltd.	3,500	74,848
MISUMI Group, Inc.	4,911	103,024
Mitsubishi UFJ Financial Group, Inc.	36,600	179,319
Pigeon Corp.	3,100	132,671

(Cost $1,690,145)		1,602,925

Korea 1.4%
Samsung Electronics Co., Ltd. (Cost $253,931)	5,868	203,291

Luxembourg 1.2%
Eurofins Scientific (Cost $135,670)	460	172,015

Macau 1.0%
Sands China Ltd. (b) (Cost $163,702)	30,800	134,903

Malaysia 1.0%
IHH Healthcare Bhd. (Cost $154,924)	111,500	145,326

Netherlands 3.9%
Adyen NV 144A*	11	6,022
ASML Holding NV	1,020	160,949
Core Laboratories NV (a)	755	45,043
ING Groep NV	15,743	170,139
Koninklijke Philips NV	5,000	177,257

(Cost $685,249)		559,410

Norway 0.6%
Marine Harvest ASA (Cost $46,840)	4,065	85,715

Singapore 2.3%
DBS Group Holdings Ltd. (Cost $305,399)	19,100	331,554

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS International Growth VIP	|	7

	Shares	Value ($)

South Africa 1.0%
Naspers Ltd. “N” (Cost $173,160)	745	149,044

Sweden 3.1%

Assa Abloy AB “B”	8,701	156,042

Nobina AB 144A	21,995	149,262

Spotify Technology SA* (a)	1,150	130,525

(Cost $455,690)		435,829

Switzerland 8.5%

Julius Baer Group Ltd.	2,470	88,339

Lonza Group AG (Registered)*	1,538	401,402

Nestle SA (Registered)	3,349	272,362

Novartis AG (Registered)	3,078	264,111

Roche Holding AG (Genusschein)	783	194,821

(Cost $1,034,277)		1,221,035

Taiwan 1.1%
Taiwan Semiconductor Manufacturing Co., Ltd. (Cost $127,110)	21,000	153,833

United Kingdom 6.3%

Clinigen Healthcare Ltd.*	9,300	89,412

Compass Group PLC	6,790	142,927

Experian PLC	13,989	339,876

Farfetch Ltd. “A”* (a)	1,600	28,336

Halma PLC	6,129	106,733

Prudential PLC	11,150	199,707

(Cost $857,273)		906,991

United States 6.2%

Activision Blizzard, Inc.	2,482	115,587

Ecolab, Inc.	538	79,274

EPAM Systems, Inc.*	1,310	151,973

Marsh & McLennan Companies, Inc.	1,860	148,335

MasterCard, Inc. “A”	780	147,147

NVIDIA Corp.	673	89,845

Schlumberger Ltd.	1,698	61,264

Thermo Fisher Scientific, Inc.	429	96,006

(Cost $675,935)		889,431
Total Common Stocks (Cost $13,815,603)		13,974,357

	Shares	Value ($)

Warrants 0.0%
France

Parrot SA Expiration Date 12/15/2022* (c)	924	9

Parrot SA Expiration Date 12/22/2022* (c)	924	7
Total Warrants (Cost $0)		16

Convertible Preferred Stock 0.1%
United States
Providence Service Corp. (c) (Cost $13,600)	136	20,468

Securities Lending Collateral 1.1%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 2.29% (d) (e) (Cost $156,436)	156,436	156,436

Cash Equivalents 1.0%
DWS Central Cash Management Government Fund, 2.41% (d) (Cost $148,953)	148,953	148,953

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $14,134,592)	99.9	14,300,230
Other Assets and Liabilities, Net	0.1	7,605
Net Assets	100.0	14,307,835

A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2018 are as follows:

Value ($) at 12/31/2017	Purchases Cost ($)		Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2018	Value ($) at 12/31/2018
Securities Lending Collateral 1.1%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 2.29% (d) (e)
88,780	67,656	(f)	—	—	—	3,108	—	156,436	156,436
Cash Equivalents 1.0%
DWS Central Cash Management Government Fund, 2.41% (d)
687,282	5,635,961		6,174,290	—	—	6,099	—	148,953	148,953
776,062	5,703,617		6,174,290	—	—	9,207	—	305,389	305,389

*	Non-income producing security.

(a)	Listed on the New York Stock Exchange.

(b)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at December 31, 2018 amounted to $156,396, which is 1.1% of net assets.

(c)	Investment was valued using significant unobservable inputs.

The accompanying notes are an integral part of the financial statements.

8	|	Deutsche DWS Variable Series II — DWS International Growth VIP

(d)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(e)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(f)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested for the year ended December 31, 2018.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2018 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$256,147	$—	$—	$256,147
Brazil	48,979	—	—	48,979
Canada	1,362,877	—	—	1,362,877
China	380,263	796,056	—	1,176,319
Denmark	—	101,838	—	101,838
Finland	—	166,629	—	166,629
France	—	1,558,743	—	1,558,743
Germany	—	1,846,332	—	1,846,332
Hong Kong	—	115,053	—	115,053
Ireland	—	194,048	—	194,048
Italy	—	156,090	—	156,090
Japan	—	1,602,925	—	1,602,925
Korea	—	203,291	—	203,291
Luxembourg	—	172,015	—	172,015
Macau	—	134,903	—	134,903
Malaysia	—	145,326	—	145,326
Netherlands	45,043	514,367	—	559,410
Norway	—	85,715	—	85,715
Singapore	—	331,554	—	331,554
South Africa	—	149,044	—	149,044
Sweden	130,525	305,304	—	435,829
Switzerland	—	1,221,035	—	1,221,035
Taiwan	—	153,833	—	153,833
United Kingdom	28,336	878,655	—	906,991
United States	889,431	—	—	889,431
Warrants	—	—	16	16
Convertible Preferred Stock	—	—	20,468	20,468
Short-Term Investments (g)	305,389	—	—	305,389
Total	$3,446,990	$10,832,756	$20,484	$14,300,230

(g)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS International Growth VIP	|	9

Statement of Assets and Liabilities

as of December 31, 2018

Assets
Investments in non-affiliated securities, at value (cost $13,829,203) — including $156,396 of securities loaned	$13,994,841
Investment in DWS Government & Agency Securities Portfolio (cost $156,436)*	156,436
Investment in DWS Central Cash Management Government Fund (cost $148,953)	148,953
Foreign currency, at value (cost $185,077)	182,176
Receivable for investments sold	65,630
Receivable for Fund shares sold	2,856
Dividends receivable	4,823
Interest receivable	816
Foreign taxes recoverable	26,590
Other assets	988
Total assets	14,584,109

Liabilities
Payable upon return of securities loaned	156,436
Payable for Fund shares redeemed	9,510
Accrued management fee	1,643
Accrued Trustees’ fees	1,639
Other accrued expenses and payables	107,046
Total liabilities	276,274
Net assets, at value	$14,307,835

Net Assets Consist of
Distributable earnings (loss)	563,874
Paid-in capital	13,743,961
Net assets, at value	$14,307,835

Net Asset Value
Class A

Net Asset Value, offering and redemption price per share ($14,089,015 ÷ 1,228,635 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$11.47
Class B

Net Asset Value, offering and redemption price per share ($218,820 ÷ 19,045 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$11.49

*	Represents collateral on securities loaned.

Statement of Operations

for the year ended December 31, 2018

Investment Income
Income:
Dividends (net of foreign taxes withheld of $41,704)	$342,428
Income distributions — DWS Central Cash Management Government Fund	6,099
Securities lending income, net of borrower rebates	3,108
Total income	351,635
Expenses:
Management fee	107,910
Administration fee	17,405
Services to Shareholders	987
Record keeping fee (Class B)	177
Distribution service fee (Class B)	580
Custodian fee	45,605
Professional fees	79,895
Reports to shareholders	24,999
Trustees’ fees and expenses	3,605
Other	18,952
Total expenses before expense reductions	300,115
Expense reductions	(158,555)
Total expenses after expense reductions	141,560
Net investment income (loss)	210,075

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	234,224
Foreign currency	(5,587)
228,637
Change in net unrealized appreciation (depreciation) on:
Investments	(3,346,652)
Foreign currency	(5,730)
(3,352,382)
Net gain (loss)	(3,123,745)
Net increase (decrease) in net assets resulting from operations	$(2,913,670)

The accompanying notes are an integral part of the financial statements.

10	|	Deutsche DWS Variable Series II — DWS International Growth VIP

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2018	2017
Operations:
Net investment income (loss)	$210,075	$164,259
Net realized gain (loss)	228,637	4,651,131
Change in net unrealized appreciation (depreciation)	(3,352,382)	1,414,699
Net increase (decrease) in net assets resulting from operations	(2,913,670)	6,230,089
Distributions to shareholders:
Class A	(169,762)	(106,825)
Class B	(1,806)	(65)
Total distributions	(171,568)	(106,890)*
Fund share transactions:
Class A
Proceeds from shares sold	1,452,220	2,240,215
Reinvestment of distributions	169,762	106,825
Payments for shares redeemed	(3,127,727)	(16,678,132)
Net increase (decrease) in net assets from Class A share transactions	(1,505,745)	(14,331,092)
Class B
Proceeds from shares sold	82,846	117,051
Reinvestment of distributions	1,806	65
Payments for shares redeemed	(28,351)	(6,431)
Net increase (decrease) in net assets from Class B share transactions	56,301	110,685
Increase (decrease) in net assets	(4,534,682)	(8,097,208)
Net assets at beginning of period	18,842,517	26,939,725

Net assets at end of period	$14,307,835	$18,842,517 **

Other Information
Class A
Shares outstanding at beginning of period	1,340,522	2,417,159
Shares sold	108,093	171,566
Shares issued to shareholders in reinvestment of distributions	12,631	8,713
Shares redeemed	(232,611)	(1,256,916)
Net increase (decrease) in Class A shares	(111,887)	(1,076,637)

Shares outstanding at end of period	1,228,635	1,340,522
Class B
Shares outstanding at beginning of period	14,862	6,272
Shares sold	6,136	9,077
Shares issued to shareholders in reinvestment of distributions	134	5
Shares redeemed	(2,087)	(492)
Net increase (decrease) in Class B shares	4,183	8,590

Shares outstanding at end of period	19,045	14,862

*	Includes distributions from net investment income.

**	Includes undistributed net investment income of $166,256.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS International Growth VIP	|	11

Financial Highlights

	Years Ended December 31,
Class A	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$13.90	$11.12	$10.81	$11.04	$11.13
Income (loss) from investment operations:
Net investment income[a]	.16	.08	.06	.07	.08
Net realized and unrealized gain (loss)	(2.46)	2.75	.34	(.21)	(.06)
Total from investment operations	(2.30)	2.83	.40	(.14)	.02
Less distributions from:
Net investment income	(.13)	(.05)	(.09)	(.09)	(.11)
Net asset value, end of period	$11.47	$13.90	$11.12	$10.81	$11.04
Total Return (%)[b]	(16.69)	25.47	3.72	(1.32)	.21

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14	19	27	34	47
Ratio of expenses before expense reductions (%)[c]	1.72	1.56	1.66	1.44	1.41
Ratio of expenses after expense reductions (%)[c]	.81	.92	.95	.90	.82
Ratio of net investment income (%)	1.21	.61	.51	.65	.71
Portfolio turnover rate (%)	38	62	70	64	63

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

	Years Ended December 31,
Class B	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$13.93	$11.13	$10.82	$11.05	$11.14
Income (loss) from investment operations:
Net investment income[a]	.12	.02	.02	.05	.02
Net realized and unrealized gain (loss)	(2.46)	2.79	.35	(.23)	(.04)
Total from investment operations	(2.34)	2.81	.37	(.18)	(.02)
Less distributions from:
Net investment income	(.10)	(.01)	(.06)	(.05)	(.07)
Net asset value, end of period	$11.49	$13.93	$11.13	$10.82	$11.05
Total Return (%)[b]	(16.92)	25.26	3.38	(1.64)	(.15)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.2	.2	.07	.1	.1
Ratio of expenses before expense reductions (%)[c]	2.07	1.90	1.98	1.76	1.76
Ratio of expenses after expense reductions (%)[c]	1.06	1.15	1.24	1.22	1.15
Ratio of net investment income (%)	.92	.12	.17	.40	.14
Portfolio turnover rate (%)	38	62	70	64	63

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

12	|	Deutsche DWS Variable Series II — DWS International Growth VIP

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS International Growth VIP (formerly Deutsche International Growth VIP) (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (formerly Deutsche Variable Series II) (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets for Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

In October 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification, which is intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Effective with the current reporting period, the Fund adopted the amendments with the impacts being that the Fund is no longer required to present components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributable earnings and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or

Deutsche DWS Variable Series II — DWS International Growth VIP	|	13

evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended December 31, 2018, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by DWS Investment Management Americas, Inc. As of December 31, 2018, the Fund invested the cash collateral in DWS Government & Agency Securities Portfolio. DWS Investment Management Americas, Inc. receives a management/administration fee (0.12% annualized effective rate as of December 31, 2018) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2018, the Fund had securities on loan, which were classified as common stocks in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable. Based upon the current interpretation of the tax rules and regulations, estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

14	|	Deutsche DWS Variable Series II — DWS International Growth VIP

The Fund has reviewed the tax positions for the open tax years as of December 31, 2018 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2018, the Fund’s components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income*	$199,175
Undistributed long-term capital gains	$234,678
Unrealized appreciation (depreciation) on investments	$133,241

At December 31, 2018, the aggregate cost of investments for federal income tax purposes was $14,166,989. The net unrealized appreciation for all investments based on tax cost was $133,241. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $1,769,647 aggregate gross unrealized depreciation for all investments in which was an excess of tax cost over value of $1,636,406.

In addition, the tax character of distributions paid by the Fund is summarized as follows:

	Years Ended December 31,
	2018	2017
Distributions from ordinary income*	$171,568	$106,890

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended December 31, 2018, purchases and sales of investment transactions (excluding short-term investments) aggregated $6,449,400 and $7,245,698, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (formerly Deutsche Investment Management Americas Inc.) (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Deutsche DWS Variable Series II — DWS International Growth VIP	|	15

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays the Advisor an annual fee based on its average daily net assets, computed and accrued daily and payable monthly at the annual rate (exclusive of any applicable waivers/reimbursements) of 0.62%.

For the period from January 1, 2018 through April 30, 2019, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A	.81%
Class B	1.06%

For the year ended December 31, 2018, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$156,212
Class B	2,343
$158,555

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2018, the Administration Fee was $17,405, of which $1,257 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2018, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at December 31, 2018
Class A	$243	$41
Class B	51	9
	$294	$50

Distribution Service Agreement. Under the Fund’s Class B 12b-1 plan, DWS Distributors, Inc. (“DDI”) received a fee (“Distribution Service Fee”) of 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2018, the Distribution Service Fee aggregated $580, of which $47 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended December 31, 2018, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $10,725, of which $6,359 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

16	|	Deutsche DWS Variable Series II — DWS International Growth VIP

D. Ownership of the Fund

At December 31, 2018, one participating insurance company was owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 87%. Three participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, owning 48%, 28%, and 24%.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2018.

Deutsche DWS Variable Series II — DWS International Growth VIP	|	17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Variable Series II and Shareholders of DWS International Growth VIP:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS International Growth VIP (formerly International Growth VIP) (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series II (formerly Deutsche Variable Series II)) (the “Trust”), including the investment portfolio, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series II) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

February 14, 2019

18	|	Deutsche DWS Variable Series II — DWS International Growth VIP

Information About Your Fund’s Expenses	(Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2018 to December 31, 2018).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2018

Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/18	$1,000.00	$1,000.00
Ending Account Value 12/31/18	$854.70	$853.00
Expenses Paid per $1,000*	$3.79	$4.95

Hypothetical 5% Fund Return
Beginning Account Value 7/1/18	$1,000.00	$1,000.00
Ending Account Value 12/31/18	$1,021.12	$1,019.86
Expenses Paid per $1,000*	$4.13	$5.40

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche DWS Variable Series II — DWS International Growth VIP	.81%	1.06%

For more information, please refer to the Fund’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

Deutsche DWS Variable Series II — DWS International Growth VIP	|	19

Tax Information	(Unaudited)

For corporate shareholders, 84% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2018, qualified for the dividends received deduction.

The Fund paid foreign taxes of $31,116 and earned $200,097 of foreign source income during the year ended December 31, 2018. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.02 per share as foreign taxes paid and $0.16 per share as income earned from foreign sources for the year ended December 31, 2018.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $258,000 as capital gain dividends for its year ended December 31, 2018.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

20	|	Deutsche DWS Variable Series II — DWS International Growth VIP

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS International Growth VIP’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2018.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board

Deutsche DWS Variable Series II — DWS International Growth VIP	|	21

believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2017, the Fund’s performance (Class A shares) was in the 2nd quartile, 3rd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three- and five-year periods and has underperformed its benchmark in the one-year period ended December 31, 2017. The Board considered that, effective October 3, 2016, the Fund’s investment strategy and certain members of the portfolio management team were changed, and that, effective October 1, 2017, the Fund further changed its investment strategy.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2017). The Board noted that, effective October 1, 2017, DIMA agreed to reduce the Fund’s contractual management fee rate to an annual rate of 0.62% in connection with changes to the Fund’s investment strategy. The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2017, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds”) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The

22	|	Deutsche DWS Variable Series II — DWS International Growth VIP

Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Deutsche DWS Variable Series II — DWS International Growth VIP	|	23

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	82	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International; Public Radio International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago	82	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); Massachusetts Humane Society; Overseer of the New England Conservatory; former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston); American Documentary, Inc. (public media)	82	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	82	—
Paul K. Freeman* (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive committee); Adjunct Professor, University of Denver Law School (2017–present); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International; Denver Zoo Foundation (2012–2018)	82	—

24	|	Deutsche DWS Variable Series II — DWS International Growth VIP

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990

Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)

		82	Director, Aberdeen Japan Fund (since 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	82	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	82	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	82	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	82	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present Assistant Secretary, 2013–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (since March 2018); Assistant Secretary, DWS Distributors, Inc. (since June 25, 2018); Director and Vice President, DWS Service Company (since June 25, 2018); Assistant Secretary, DWS Investment Management Americas, Inc. (since June 25, 2018); and Director and President, DB Investment Managers, Inc. (since June 25, 2018); formerly: Vice President for the Deutsche funds (2016–2017)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); and Director and Vice President, DWS Trust Company (2016–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Diane Kenneally[8,9] (1966) Treasurer and Chief Financial Officer since 2018	Director,[3] DWS; formerly: Assistant Treasurer for the DWS funds (2007–2018)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)

Deutsche DWS Variable Series II — DWS International Growth VIP	|	25

Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (since 2018)
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 345 Park Avenue, New York, NY 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed Treasurer and Chief Financial Officer effective July 2, 2018.

*	Paul K. Freeman retired from the Board effective December 31, 2018.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

26	|	Deutsche DWS Variable Series II — DWS International Growth VIP

Notes

VS2IG-2 (R-025830-9 2/19)

December 31, 2018

Annual Report

Deutsche DWS Variable Series II

(formerly Deutsche Variable Series II)

DWS Multisector Income VIP

(formerly Deutsche Multisector Income VIP)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from your insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site, and your insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance company electronically by following the instructions provided by your insurance company.

You may elect to receive all future reports in paper free of charge from your insurance company. If your insurance company informs you that future reports will be delivered via Web access, you can inform your insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by your insurance company.

Contents

3	Performance Summary
4	Management Summary
6	Portfolio Summary
7	Investment Portfolio
13	Statement of Assets and Liabilities
13	Statement of Operations
14	Statements of Changes in Net Assets
15	Financial Highlights
16	Notes to Financial Statements
25	Report of Independent Registered Public Accounting Firm
26	Information About Your Fund’s Expenses
27	Tax Information
27	Proxy Voting
28	Advisory Agreement Board Considerations and Fee Evaluation
31	Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality (“junk bonds”) and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. See the prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE     NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche DWS Variable Series II — DWS Multisector Income VIP

Performance Summary	December 31, 2018 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2018 is 1.41% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment in DWS Multisector Income VIP

The unmanaged Bloomberg Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index and the non-ERISA portion of the CMBS Index.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results

DWS Multisector Income VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,835	$10,554	$10,464	$16,653
	Average annual total return	–1.65%	1.81%	0.91%	5.23%
Bloomberg Barclays U.S. Universal Index	Growth of $10,000	$9,975	$10,789	$11,437	$14,884
	Average annual total return	–0.25%	2.56%	2.72%	4.06%

The growth of $10,000 is cumulative.

Deutsche DWS Variable Series II — DWS Multisector Income VIP	|	3

Management Summary	December 31, 2018 (Unaudited)

The Class A shares of the Fund returned –1.65% (unadjusted for contract charges) in 2018, underperforming the –0.25% return of the Bloomberg Barclays U.S. Universal Index.

The major segments of the global fixed-income markets experienced a wide range of returns in the past 12 months. While U.S. Treasuries outpaced the index due to their strong fourth quarter rally, categories with a higher degree of credit risk were hurt by the prospect of slower growth. As a result, investment-grade corporate, high yield, and emerging-markets bonds all finished in the red.

Several factors played a role in the Fund’s underperformance, but the overarching theme was our continued emphasis on the credit sectors. We believed these segments offered an attractive opportunity due to their higher absolute yields and ability to benefit from the ongoing economic expansion. While we saw the risk of a recession in 2020, we expected that the markets would not start factoring this into prices until later in 2019. Instead, a series of weak economic data from around the globe prompted investors to recalibrate their expectations in favor of much slower growth in the year ahead. Our overweight position in the credit-sensitive areas of the market was therefore the largest detractor in 2018.

The Fund’s large allocation to high-yield bonds played a key role in its shortfall by providing exposure to one of the weakest areas of the market. An overweight in the emerging markets was also an important factor in the Fund’s underperformance. Holdings in local-currency issues had an adverse impact on results, as did a position in Argentina. While we pared back risk in mid-2018, we continue to have a positive long-term view on the asset class in general, and the Africa/Middle East region in particular.

We kept the Fund’s duration (interest-rate sensitivity) below the index, as we saw little benefit from having a longer duration at a time in which the U.S. Federal Reserve was raising interest rates. This strategy contributed positively given that yields increased modestly. We reduced the extent of the underweight in the second half of the year on the belief that the majority of the upward move in yields had already occurred.

The Fund used derivatives in order to facilitate exposure to the high-yield market, adjust foreign-currency exposure, manage duration, and adjust portfolio positioning in domestic commercial mortgage-backed securities and the European market. In the aggregate, our use of derivatives was a small net detractor. Derivatives are used to achieve the Fund’s risk and return objectives and should therefore be evaluated within the context of the entire portfolio rather than as a standalone strategy.

The Fund maintained an underweight allocation to investment-grade bonds. We held an underweight in corporate issues due to their low yield spreads versus Treasuries. Instead, we focused on securitized assets to capture their attractive yields in relation to their underlying credit quality. The Fund’s investment-grade allocation had a neutral impact on results, but we continue to view it as an important source of portfolio diversification.

We believe an emphasis on the credit sectors remains appropriate even after the fourth-quarter sell-off in the financial markets. We see the elevated volatility as largely the result of investors’ overreaction to adverse headlines rather than a sign of a broader, systemic problem. In our view, the continued strength of the U.S. economy and positive growth in the world as a whole can provide a firm foundation for risk assets once news flow calms and investors return their focus to fundamentals.

John D. Ryan, Managing Director

Kevin Bliss, Director

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

4	|	Deutsche DWS Variable Series II — DWS Multisector Income VIP

Terms to Know

The Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index and the non-ERISA portion of the CMBS Index. Index returns do not reflect fees or expenses and it is not possible to invest directly in an index.

Overweight means the Fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the Fund holds a lower weighting.

Contribution and detraction incorporate both a stock’s total return and its weighting in the index.

Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.

Yield spread refers to differences between yields on differing debt instruments, calculated by deducting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument.

Derivatives are contracts whose values can be based on a variety of instruments, including indices, currencies or securities. They can be utilized for a variety of reasons, including for hedging purposes, for risk management, for non-hedging purposes to seek to enhance potential gains, or as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility.

Deutsche DWS Variable Series II — DWS Multisector Income VIP	|	5

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/18	12/31/17
Government & Agency Obligations	44%	29%
Collateralized Mortgage Obligations	17%	13%
Corporate Bonds	11%	24%
Mortgage-Backed Securities Pass-Throughs	6%	—
Loan Participations and Assignments	5%	7%
Cash Equivalent	5%	6%
Commercial Mortgage-Backed Securities	5%	5%
Short-Term U.S. Treasury Obligations	3%	12%
Asset-Backed	2%	2%
Convertible Bond	2%	2%
Common Stocks	0%	0%
Warrants	0%	0%
	100%	100%

Quality (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/18	12/31/17
AAA	38%	25%
AA	0%	1%
A	8%	8%
BBB	12%	24%
BB	22%	23%
B	11%	9%
CCC or Below	2%	3%
Non Rated	7%	7%
	100%	100%

Interest Rate Sensitivity	12/31/18	12/31/17
Effective Maturity	4.8 years	5.4 years
Effective Duration	3.6 years	3.6 years

The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) or Standard & Poor’s Corporation (“S&P”) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund’s sensitivity to interest rate changes taking into consideration any maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 7.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.

6	|	Deutsche DWS Variable Series II — DWS Multisector Income VIP

Investment Portfolio	as of December 31, 2018

	Principal Amount ($)(a)	Value ($)
Corporate Bonds 10.9%
Communication Services 0.6%
Expedia Group, Inc., 3.8%, 2/15/2028	55,000	49,876

Consumer Discretionary 0.7%
American Axle & Manufacturing, Inc., 6.25%, 4/1/2025 (b)	60,000	54,600

Energy 4.3%

Chesapeake Energy Corp., 8.0%, 1/15/2025 (b)	65,000	57,363

KazMunayGas National Co. JSC, 144A, 4.75%, 4/19/2027	200,000	194,492

Oasis Petroleum, Inc., 6.875%, 3/15/2022 (b)	48,000	45,240

Weatherford International Ltd., 9.875%, 2/15/2024 (b)	100,000	61,000

		358,095

Financials 0.5%
FS KKR Capital Corp., 4.75%, 5/15/2022	40,000	39,603

Industrials 0.7%
Park Aerospace Holdings Ltd., 144A, 5.25%, 8/15/2022	60,000	58,050

Information Technology 0.7%
DXC Technology Co., 4.75%, 4/15/2027	60,000	60,211

Materials 1.0%

AK Steel Corp., 7.0%, 3/15/2027 (b)	100,000	78,000

CF Industries, Inc., 144A, 4.5%, 12/1/2026	5,000	4,887

		82,887

Real Estate 1.2%

Government Properties Income Trust, (REIT), 4.0%, 7/15/2022	25,000	24,604

Omega Healthcare Investors, Inc., (REIT), 4.75%, 1/15/2028	35,000	34,289

Select Income REIT:

(REIT), 4.15%, 2/1/2022	30,000	29,675

(REIT), 4.25%, 5/15/2024	10,000	9,636

		98,204

Utilities 1.2%
Southern California Edison Co., Series E, 3.7%, 8/1/2025	100,000	99,750
Total Corporate Bonds (Cost $1,004,418)		901,276

Mortgage-Backed Securities Pass-Throughs 6.1%
Federal National Mortgage Association, 4.0%, 9/1/2048 (Cost $496,085)	495,852	507,407

	Principal Amount ($)(a)	Value ($)

Asset-Backed 2.2%
Home Equity Loans 0.2%
CIT Group Home Equity Loan Trust, “AF6”, Series 2002-1, 6.2%, 2/25/2030	13,107	13,332

Miscellaneous 2.0%

Domino’s Pizza Master Issuer LLC, “A23”, Series 2017-1A, 144A, 4.118%, 7/25/2047	108,625	106,428

Hilton Grand Vacations Trust, “B”, Series 2014-AA, 144A, 2.07%, 11/25/2026	62,947	62,001

		168,429
Total Asset-Backed (Cost $184,363)		181,761

Commercial Mortgage-Backed Security 4.8%
GMAC Commercial Mortgage Securities, Inc., “G”, Series 2004-C1, 144A, 5.455%, 3/10/2038 (Cost $426,492)	423,843	394,070

Collateralized Mortgage Obligations 17.0%

Banc of America Mortgage Securities, “2A2”, Series 2004-A, 3.917% **, 2/25/2034	29,312	29,210

Bear Stearns Adjustable Rate Mortgage Trust, “2A1”, Series 2005-11, 4.794% **, 12/25/2035	33,904	34,466

Countrywide Home Loans, “2A5”, Series 2004-13, 5.75%, 8/25/2034	28,697	28,362

Fannie Mae Connecticut Avenue Securities:

“1M2”, Series 2018-C06, 1-month USD-LIBOR + 2.000%, 4.506% ** , 3/25/2031	62,500	60,045

“1M1”, Series 2016-C02, 1-month USD-LIBOR + 2.150%, 4.656% ** , 9/25/2028	9,976	9,990

“1M2”, Series 2018-C05, 1-month USD-LIBOR + 2.350%, 4.856% ** , 1/25/2031	100,000	97,469

Federal Home Loan Mortgage Corp.:

“PI”, Series 3843, Interest Only, 4.5%, 5/15/2038	94,117	5,366

“C31”, Series 303, Interest Only, 4.5%, 12/15/2042	395,176	86,784

Federal National Mortgage Association, “4”, Series 406, Interest Only, 4.0%, 9/25/2040	93,099	19,353

Freddie Mac Structured Agency Credit Risk Debt Notes, “M2”, Series 2017-DNA2, 1-month USD-LIBOR + 3.450%, 5.956% **, 10/25/2029	250,000	264,548

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Multisector Income VIP	|	7

	Principal Amount ($)(a)		Value ($)

Government National Mortgage Association:

“GI”, Series 2014-146, Interest Only, 3.5%, 9/20/2029		833,224	94,097

“PI”, Series 2015-40, Interest Only, 4.0%, 4/20/2044		104,289	14,371

“HI”, Series 2015-77, Interest Only, 4.0%, 5/20/2045		220,915	41,437

“IP”, Series 2014-115, Interest Only, 4.5%, 2/20/2044		34,154	5,838

“IN”, Series 2009-69, Interest Only, 5.5%, 8/20/2039		114,729	21,531

“IV”, Series 2009-69, Interest Only, 5.5%, 8/20/2039		111,382	20,875

“IJ”, Series 2009-75, Interest Only, 6.0%, 8/16/2039		96,696	16,635

JPMorgan Mortgage Trust, “2A1”, Series 2006-A2, 3.722% **, 4/25/2036		121,051	114,461

Merrill Lynch Mortgage Investors Trust, “2A”, Series 2003-A6, 4.588% **, 10/25/2033		23,986	23,924

RESIMAC, “A2”, Series 2017-2, Australian Bank Bill Short Term Rates 1-Month Mid + 1.200%, 3.143% **, 1/15/2049	AUD	405,002	284,542

STACR Trust, “M2”, Series 2018-DNA3, 144A, 1-month USD-LIBOR + 2.100%, 4.606% **, 9/25/2048		108,108	103,814

Wells Fargo Mortgage-Backed Securities Trust, “2A3”, Series 2004-EE, 4.482% **, 12/25/2034		28,666	28,653
Total Collateralized Mortgage Obligations (Cost $1,204,534)			1,405,771

Government & Agency Obligations 44.2%
Other Government Related (c) 6.1%

Sberbank of Russia, 144A, 5.125%, 10/29/2022		200,000	195,349

Southern Gas Corridor CJSC, 144A, 6.875%, 3/24/2026		290,000	313,211

			508,560

Sovereign Bonds 16.5%

Ivory Coast Government International Bond, 144A, 5.375%, 7/23/2024		200,000	183,408

Mexican Udibonos Inflation-Linked Bond, Series S, 2.0%, 6/9/2022	MXN	3,004,972	141,785

Republic of Angola, 144A, 9.5%, 11/12/2025		200,000	209,988

Republic of Argentina-Inflation Linked Bond, 5.83%, 12/31/2033	ARS	375	86

Republic of Hungary, Series 19/A, 6.5%, 6/24/2019	HUF	11,600,000	42,647

Republic of Namibia, 144A, 5.25%, 10/29/2025		200,000	179,328

Republic of Senegal, 144A, 6.25%, 7/30/2024		200,000	194,064

Republic of Slovenia, 144A, 5.5%, 10/26/2022		100,000	106,430

	Principal Amount ($)(a)		Value ($)

Republic of Zambia, 144A, 5.375%, 9/20/2022		200,000	142,992

United Mexican States, Series M, 5.75%, 3/5/2026	MXN	3,845,600	165,299

			1,366,027

U.S. Treasury Obligations 21.6%

U.S. Treasury Bonds:

3.0%, 5/15/2047		20,000	19,914

3.0%, 2/15/2048		5,000	4,973

U.S. Treasury Inflation Indexed Note, 0.625%, 4/15/2023		534,466	525,586

U.S. Treasury Notes:

1.5%, 5/31/2019		232,600	231,655

1.625%, 12/31/2019		109,000	107,914

2.625%, 8/31/2020		900,000	901,196

			1,791,238
Total Government & Agency Obligations (Cost $3,798,868)			3,665,825

Short-Term U.S. Treasury Obligations 2.8%

U.S. Treasury Bills:

2.362% ***, 8/15/2019 (d)		200,000	196,855

2.573%***, 10/10/2019		40,000	39,213
Total Short-Term U.S. Treasury Obligations (Cost $236,228)			236,068

Loan Participations and Assignments 5.4%
Senior Loans **

DaVita, Inc., Term Loan B, 1-month USD LIBOR + 2.750%, 5.272%, 6/24/2021		66,850	66,516

Level 3 Financing, Inc., Term Loan B, 1-month USD LIBOR + 2.250%, 4.754%, 2/22/2024		60,000	57,175

MacDermid, Inc., Term Loan B6, 1-month USD LIBOR + 3.000%, 5.522%, 6/7/2023 (e)		57,187	56,865

MEG Energy Corp., Term Loan B, 1-month USD LIBOR + 3.500%, 6.03%, 12/31/2023		5,402	5,301

NRG Energy, Inc., Term Loan B, 1-month USD LIBOR + 1.750%, 4.272%, 6/30/2023		112,845	108,825

Quebecor Media, Inc., Term Loan B1, 3-month USD LIBOR + 2.250%, 4.866%, 8/17/2020		85,275	84,280

Valeant Pharmaceuticals International, Inc., Term Loan B, 1-month USD LIBOR + 3.000%, 5.379%, 6/2/2025		72,674	69,615
Total Loan Participations and Assignments (Cost $460,203)			448,577

The accompanying notes are an integral part of the financial statements.

8	|	Deutsche DWS Variable Series II — DWS Multisector Income VIP

	Principal Amount ($)(a)	Value ($)

Convertible Bond 1.9%
Materials
GEO Specialty Chemicals, Inc., 3-month USD-LIBOR + 14.0%, 16.707%** PIK, 10/18/2025 (e) (Cost $145,946)	146,805	158,403

	Shares	Value ($)

Common Stocks 0.1%
Industrials 0.0%
Quad Graphics, Inc.	4	49

Materials 0.1%

GEO Specialty Chemicals, Inc.* (e)	85,721	10,724
Total Common Stocks (Cost $39,455)		10,773

Warrant 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (e) (Cost $17,432)	85	2,096

	Shares	Value ($)

Securities Lending Collateral 3.6%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares, 2.29% (f) (g) (Cost $302,310)	302,310	302,310

Cash Equivalent 4.8%
DWS Central Cash Management Government Fund, 2.41% (f) (Cost $395,710)	395,710	395,710

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $8,712,044)	103.8	8,610,047
Other Assets and Liabilities, Net	(3.8)	(318,212)
Net Assets	100.0	8,291,835

A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2018 are as follows:

Value ($) at 12/31/2017	Purchases Cost ($)		Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2018	Value ($) at 12/31/2018
Securities Lending Collateral 3.6%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 2.29% (f) (g)
154,990	147,320	(h)	—	—	—	4,702	—	302,310	302,310
Cash Equivalent 4.8%
DWS Central Cash Management Government Fund, 2.41% (f)
539,169	4,831,276		4,974,735	—	—	14,308	—	395,710	395,710
694,159	4,978,596		4,974,735	—	—	19,010	—	698,020	698,020

*	Non-income producing security.

**

Variable or floating rate security. These securities are shown at their current rate as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables.

***	Annualized yield at time of purchase; not a coupon rate.

(a)	Principal amount stated in U.S. dollars unless otherwise noted.

(b)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at December 31, 2018 amounted to $287,953, which is 3.5% of net assets.

(c)	Government-backed debt issued by financial companies or government sponsored enterprises.

(d)	At December 31, 2018, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(e)	Investment was valued using significant unobservable inputs.

(f)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(g)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(h)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested for the year ended December 31, 2018.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CJSC: Closed Joint Stock Company

Interest Only: Interest Only (IO) bonds represent the “interest only” portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

JSC: Joint Stock Company

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Multisector Income VIP	|	9

LIBOR: London Interbank Offered Rate

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments.

At December 31, 2018, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation ($)
2 Year U.S. Treasury Note	USD	3/29/2019	4	843,874	849,250	5,376
U.S. Treasury Long Bond	USD	3/20/2019	2	278,567	292,000	13,433
Ultra 10 Year U.S. Treasury Note	USD	3/20/2019	8	1,008,723	1,040,625	31,902
Total unrealized appreciation						50,711

At December 31, 2018, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Depreciation ($)
5 Year U.S. Treasury Note	USD	3/29/2019	1	112,991	114,688	(1,697)
Euro-Schatz	EUR	3/7/2019	8	1,025,480	1,026,042	(562)
Ultra Long U.S. Treasury Bond	USD	3/20/2019	1	152,208	160,656	(8,448)
Total unrealized depreciation						(10,707)

As of December 31, 2018, the Fund had the following open forward foreign currency contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	86,534	CNY	603,054	1/9/2019	1,303	Credit Agricole
MXN	5,100,000	USD	261,287	1/23/2019	2,534	State Street Bank and Trust
AUD	450,000	USD	325,651	2/19/2019	8,415	Australia and New Zealand Banking Group Ltd.
Total unrealized appreciation					12,252

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
CNY	1,379,970	USD	198,522	1/9/2019	(2,478)	Toronto-Dominion Bank

Currency Abbreviations

ARS	Argentine Peso
AUD	Australian Dollar
CNY	Chinese Yuan
EUR	Euro
HUF	Hungarian Forint
MXN	Mexican Peso
USD	United States Dollar

For information on the Fund’s policy and additional disclosures regarding futures contracts and forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

10	|	Deutsche DWS Variable Series II — DWS Multisector Income VIP

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2018 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Fixed Income Investments (i)
Corporate Bonds	$—	$901,276	$—	$901,276
Mortgage-Backed Securities Pass-Throughs	—	507,407	—	507,407
Asset-Backed	—	181,761	—	181,761
Commercial Mortgage-Backed Security	—	394,070	—	394,070
Collateralized Mortgage Obligations	—	1,405,771	—	1,405,771
Government & Agency Obligations	—	3,665,825	—	3,665,825
Short-Term U.S. Treasury Obligations	—	236,068	—	236,068
Loan Participations and Assignments	—	391,712	56,865	448,577
Convertible Bond	—	—	158,403	158,403
Common Stocks (i)	49	—	10,724	10,773
Warrant	—	—	2,096	2,096
Short-Term Investments (i)	698,020	—	—	698,020
Derivatives (j)
Futures Contracts	$50,711	$—	$—	$50,711
Forward Foreign Currency Contracts	—	12,252	—	12,252
Total	$748,780	$7,696,142	$228,088	$8,673,010

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (j)
Futures Contracts	$(10,707)	$—	$—	$(10,707)
Forward Foreign Currency Contracts	—	(2,478)	—	(2,478)
Total	$(10,707)	$(2,478)	$—	$(13,185)

During the year ended December 31, 2018, the amount of transfers between Level 2 and Level 3 was $56,865. The investment was transferred from Level 2 to Level 3 due to the lack of observable market data due to a decrease in market activity.

Transfers between price levels are recognized at the beginning of the reporting period.

(i)	See Investment Portfolio for additional detailed categorizations.

(j)	Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency contract.

Level 3 Reconciliation

The following is a reconciliation of the Fund’s Level 3 investments for which significant unobservable inputs were used in determining value:

	Bank Loan	Convertible Bond	Common Stock	Warrants	Total
Balance as of December 31, 2017	$—	$180,626	$4,455	$2,298	$187,379
Realized gains (loss)	—	—	—	—	—
Change in unrealized appreciation (depreciation)	(685)	(26,204)	(13,253)	(202)	(40,344)
Amortization premium/discount	(2)	20	—	—	18
Purchases/PIK	—	3,961	19,522	—	23,483
(Sales)	—	—	—	—	—
Transfers into Level 3	57,552	—	—	—	57,552
Transfers (out) of Level 3	—	—	—	—	—
Balance as of December 31, 2018	$56,865	$158,403	$10,724	$2,096	$228,088
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2018	$(685)	$(26,204)	$(13,253)	$(202)	$(40,344)

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Multisector Income VIP	|	11

Quantitative Disclosure About Significant Unobservable Inputs
Asset Class	Fair Value at 12/31/18	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
Convertible Bond:
Materials	$158,403	Option Pricing Model	Implied Volatility of Option	45%
			Discount Rate	18.38%
			EV/EBITDA Multiple	5.56
			Discount for lack of marketability	22%
Common Stock:
Materials	$10,724	Market Approach	EV/EBITDA Multiple	5.56
			Discount for lack of marketability	22%
Warrants:
Materials	$2,096	Black Scholes Option Pricing Model	Implied Volatility of Option	21.61%
			Discount for lack of marketability	20%
Senior Loans	$56,865	Dealer Quote	Dealer Quote	—

Qualitative Disclosure About Unobservable Inputs

Significant unobservable inputs developed by the Pricing Committee and used in the fair value measurement of the Fund’s convertible bond investment include enterprise value (EV) to earnings before interest, taxes, depreciation and amortization (EBITDA) ratio with a discount for lack of marketability; implied volatility of option; and discount rate. A significant change in the EV to EBITDA ratio and implied volatility of option may result in a significant change in the fair value measurement, while a significant change in the discount for lack of marketability and discount rate are unlikely to result in a materially higher or lower fair value measurement.

Significant unobservable inputs developed by the Pricing Committee and used in the fair value measurement of the Fund’s common stock investment include enterprise value (EV) to earnings before interest, taxes, depreciation and amortization (EBITDA) ratio with a discount for lack of marketability. A significant change in the EV to EBITDA ratio may result in a significant change in the fair value measurement, while a significant change in the discount for lack of marketability is unlikely to result in a materially higher or lower fair value measurement.

Significant unobservable inputs developed by the Pricing Committee and used in the fair value measurement of the Fund’s warrants include volatility and discount for lack of marketability. A change in the volatility of the underlying asset as an input to the Black-Scholes model may have a significant change in the fair value measurement. A significant change in the discount for lack of marketability is unlikely to have a material impact to the fair value measurement.

A significant change in the broker quotes for the Fund’s senior loan investments could have a material change on the fair value measurement.

The accompanying notes are an integral part of the financial statements.

12	|	Deutsche DWS Variable Series II — DWS Multisector Income VIP

Statement of Assets and Liabilities

as of December 31, 2018

Assets
Investments in non-affiliated securities, at value (cost $8,014,024) — including $287,953 of securities loaned	$7,912,027
Investment in DWS Government & Agency Securities Portfolio (cost $302,310)*	302,310
Investment in DWS Central Cash Management Government Fund (cost $395,710)	395,710
Cash	2,618
Foreign currency, at value (cost $19,475)	19,299
Interest receivable	77,050
Receivable for variation margin on futures contracts	4,512
Unrealized appreciation on forward foreign currency contracts	12,252
Foreign taxes recoverable	625
Other assets	1,172
Total assets	8,727,575

Liabilities
Payable upon return of securities loaned	302,310
Payable for Fund shares redeemed	17,628
Unrealized depreciation on forward foreign currency contracts	2,478
Accrued management fee	5,426
Accrued Trustees’ fees	747
Other accrued expenses and payables	107,151
Total liabilities	435,740
Net assets, at value	$8,291,835

Net Assets Consist of
Distributable earnings (loss)	(4,409,778)
Paid-in capital	12,701,613
Net assets, at value	$8,291,835

Net Asset Value
Class A

Net asset value, offering and redemption price per share ($8,291,835 ÷ 888,694 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$9.33

*	Represents collateral on securities loaned.

Statement of Operations

for the year ended December 31, 2018

Investment Income
Income:
Interest (net of foreign taxes withheld of $913)	$347,905
Income distributions — DWS Central Cash Management Government Fund	14,308
Securities lending income, net of borrower rebates	4,702
Total income	366,915
Expenses:
Management fee	48,680
Administration fee	8,851
Services to Shareholders	207
Custodian fee	19,492
Professional fees	85,127
Reports to shareholders	19,521
Trustees’ fees and expenses	2,063
Other	9,527
Total expenses before expense reductions	193,468
Expense reductions	(135,937)
Total expenses after expense reductions	57,531
Net investment income	309,384

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(72,473)
Swap contracts	956
Futures	(66,904)
Forward foreign currency contracts	26,618
Foreign currency	5,022
(106,781)
Change in net unrealized appreciation (depreciation) on:
Investments	(404,117)
Futures	43,567
Forward foreign currency contracts	8,305
Foreign currency	6,500
(345,745)
Net gain (loss)	(452,526)
Net increase (decrease) in net assets resulting from operations	$(143,142)

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Multisector Income VIP	|	13

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2018	2017
Operations:
Net investment income	$309,384	$612,061
Net realized gain (loss)	(106,781)	498,625
Change in net unrealized appreciation (depreciation)	(345,745)	372,805
Net increase (decrease) in net assets resulting from operations	(143,142)	1,483,491
Distributions to shareholders:
Class A	(641,992)	(201,605)*
Fund share transactions:
Class A
Proceeds from shares sold	612,918	710,821
Reinvestment of distributions	641,992	201,605
Payments for shares redeemed	(1,895,400)	(17,200,328)
Net increase (decrease) in net assets from Class A share transactions	(640,490)	(16,287,902)
Increase (decrease) in net assets	(1,425,624)	(15,006,016)
Net assets at beginning of period	9,717,459	24,723,475

Net assets at end of period	$8,291,835	$9,717,459 **

Other Information
Class A
Shares outstanding at beginning of period	951,249	2,560,974
Shares sold	64,660	71,456
Shares issued to shareholders in reinvestment of distributions	68,080	20,405
Shares redeemed	(195,295)	(1,701,586)
Net increase (decrease) in Class A shares	(62,555)	(1,609,725)

Shares outstanding at end of period	888,694	951,249

*	Includes distributions from net investment income.
**	Includes undistributed net investment income of $636,964.

The accompanying notes are an integral part of the financial statements.

14	|	Deutsche DWS Variable Series II — DWS Multisector Income VIP

Financial Highlights

	Years Ended December 31,
Class A	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$10.22	$9.65	$10.43	$11.20	$11.53
Income (loss) from investment operations:
Net investment income[a]	.34	.28	.22	.40	.49
Net realized and unrealized gain (loss)	(.50)	.37	(.17)	(.72)	(.23)
Total from investment operations	(.16)	.65	.05	(.32)	.26
Less distributions from:
Net investment income	(.73)	(.08)	(.83)	(.45)	(.59)
Net asset value, end of period	$9.33	$10.22	$9.65	$10.43	$11.20
Total Return (%)[b]	(1.65)	6.78	.50	(3.02)	2.23

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	10	25	33	54
Ratio of expenses before expense reductions (%)[c]	2.19	1.37	1.31	1.15	1.08
Ratio of expenses after expense reductions (%)[c]	.65	.67	.68	.70	.77
Ratio of net investment income (%)	3.50	2.81	2.19	3.67	4.23
Portfolio turnover rate (%)	85	96	159	185	185

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Multisector Income VIP	|	15

Notes to Financial Statements	(Unaudited)

A. Organization and Significant Accounting Policies

DWS Multisector Income VIP (formerly Deutsche Multisector Income VIP) (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (formerly Deutsche Variable Series II) (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

In October 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification, which is intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Effective with the current reporting period, the Fund adopted the amendments with the impacts being that the Fund is no longer required to present components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributable earnings and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from one or more broker-dealers. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. These securities are generally categorized as Level 2. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. These securities are generally categorized as Level 3.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

16	|	Deutsche DWS Variable Series II — DWS Multisector Income VIP

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended December 31, 2018, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by DWS Investment Management Americas, Inc. As of December 31, 2018, the Fund invested the cash collateral in DWS Government & Agency Securities Portfolio. DWS Investment Management Americas, Inc. receives a management/administration fee (0.12% annualized effective rate as of December 31, 2018) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2018, the Fund had securities on loan, which were classified as corporate bonds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These floating-rate loans (“Loans”) in which the Fund invests are arranged between the borrower and one or more financial institutions (“Lenders”). These Loans

Deutsche DWS Variable Series II — DWS Multisector Income VIP	|	17

may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy outs and refinancing. The Fund invests in such Loans in the form of participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). Participations typically result in the Fund having a contractual relationship with only the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. If affiliates of the Advisor participate in the primary and secondary market for senior loans, legal limitations may restrict the Fund’s ability to participate in restructuring or acquiring some senior loans. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable. Based upon the current interpretation of the tax rules and regulations, estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At December 31, 2018, the Fund had net tax basis capital loss carryforwards of approximately $4,643,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($1,959,000) and long-term losses ($2,684,000).

The Fund has reviewed the tax positions for the open tax years as of December 31, 2018 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, futures contracts, swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2018, the Fund’s components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income*	$336,273
Capital loss carryforwards	$(4,643,000)
Unrealized appreciation (depreciation) on investments	$(102,899)

At December 31, 2018, the aggregate cost of investments for federal income tax purposes was $8,712,946. The net unrealized depreciation for all investments based on tax cost was $102,899. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $344,975 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $447,874.

18	|	Deutsche DWS Variable Series II — DWS Multisector Income VIP

In addition, the tax character of distributions paid by the Fund is summarized as follows:

	Years Ended December 31,
	2018	2017
Distributions from ordinary income*	$641,992	$201,605

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes for the Fund, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended December 31, 2018, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

There were no open interest rate swap contracts as of December 31, 2018. For the year ended December 31, 2018 the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $0 to $1,700,000.

Deutsche DWS Variable Series II — DWS Multisector Income VIP	|	19

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended December 31, 2018, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration and for non-hedging purposes to seek to enhance potential gains.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of December 31, 2018 is included in a table following the Fund’s Investment Portfolio. For the year ended December 31, 2018, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $801,000 to $2,497,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $0 to approximately $1,440,000.

Forward Foreign Currency Contracts. A forward foreign currency contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended December 31, 2018, the Fund entered into forward currency contracts in order to hedge against anticipated currency market changes and for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of December 31, 2018, is included in a table following the Fund’s Investment Portfolio. For the year ended December 31, 2018, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $582,000 to $1,435,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $562,000.

The following tables summarize the value of the Fund’s derivative instruments held as of December 31, 2018 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Forward Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$—	$50,711	$50,711
Foreign Exchange Contracts (b)	12,252	—	12,252
	$12,252	$50,711	$62,963

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a)	Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the statement of Assets and Liabilities.

(b)	Unrealized appreciation on forward foreign currency contracts

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Liability Derivatives	Forward Contracts	Futures Contracts	Total
Interest Rate Contracts (c)	$—	$10,707	$10,707
Foreign Exchange Contracts (d)	2,478	—	2,478
	$2,478	$10,707	$13,185

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(c)	Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(d)	Unrealized depreciation on forward foreign currency contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2018 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (e)	$—	$956	$(66,904)	$(65,948)
Foreign Exchange Contracts (f)	26,618	—	—	26,618
	$26,618	$956	$(66,904)	$(39,330)

Each of the above derivatives is located in the following Statement of Operations accounts:

(e)	Net realized gain (loss) from swap contracts and futures, respectively

(f)	Net realized gain (loss) from forward foreign currency contracts

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Futures Contracts	Total
Interest Rate Contracts (g)	$—	$43,567	$43,567
Foreign Exchange Contracts (h)	8,305	—	8,305
	$8,305	$43,567	$51,872

Each of the above derivatives is located in the following Statement of Operations accounts:

(g)	Change in net unrealized appreciation (depreciation) on futures

(h)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts

As of December 31, 2018, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Australia and New Zealand Banking Group Ltd.	$8,415	$—	$—	$8,415
Credit Agricole	1,303	—	—	1,303
State Street Bank and Trust	2,534	—	—	2,534
	$12,252	$—	$—	$12,252

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Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Toronto-Dominion Bank	$2,478	$—	$—	$2,478
	$2,478	$—	$—	$2,478

C. Purchases and Sales of Securities

During the year ended December 31, 2018, purchases and sales of investment securities, excluding short-term investments, were as follows:

	Purchases	Sales
Non-U.S. Treasury Obligations	$5,212,011	$6,007,954
U.S. Treasury Obligations	$1,427,568	$—

D. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (formerly Deutsche Investment Management Americas Inc.) (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund’s subadvisor.

DWS Alternatives Global Limited (formerly Deutsche Alternative Asset Management (Global) Limited), also an indirect, wholly owned subsidiary of DWS Group, serves as subadvisor for the Fund and, as such, provides portfolio manager services to the Fund. Pursuant to a sub-advisory agreement between DIMA and DWS Alternatives Global Limited, DIMA, not the Fund, compensates DWS Alternatives Global Limited for the services it provides to the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million	.550%
Next $750 million	.520%
Next $1.5 billion	.500%
Next $2.5 billion	.480%
Next $2.5 billion	.450%
Next $2.5 billion	.430%
Next $2.5 billion	.410%
Over $12.5 billion	.390%

Accordingly, for the year ended December 31, 2018, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.55% of the Fund’s average daily net assets.

For the period from January 1, 2018 through April 30, 2019, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 0.65%.

For the year ended December 31, 2018, fees waived and/or expenses reimbursed amounted to $135,937.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2018, the Administration Fee was $8,851, of which $711 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency

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agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2018, the amounts charged to the Fund by DSC aggregated $117, of which $19 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2018, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $10,993, of which $8,358 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

Security Lending Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended December 31, 2018, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $354.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2018.

F. Investing in High-Yield Securities

High-yield debt securities or junk bonds are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the Fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the Fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.

G. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic

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developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

H. Ownership of the Fund

At December 31, 2018, one participating insurance company was the owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 97%.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Variable Series II and Shareholders of DWS Multisector Income VIP:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS Multisector Income VIP (formerly Deutsche Multisector Income VIP) (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series II (formerly Deutsche Variable Series II)) (the “Trust”), including the investment portfolio, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series II) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

February 14, 2019

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Information About Your Fund’s Expenses	(Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2018 to December 31, 2018).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2018

Actual Fund Return	Class A
Beginning Account Value 7/1/18	$1,000.00
Ending Account Value 12/31/18	$993.60
Expenses Paid per $1,000*	$3.27

Hypothetical 5% Fund Return	Class A
Beginning Account Value 7/1/18	$1,000.00
Ending Account Value 12/31/18	$1,021.93
Expenses Paid per $1,000*	$3.31

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratio	Class A
Deutsche DWS Variable Series II — DWS Multisector Income VIP	.65%

For more information, please refer to the Fund’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

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Tax Information	(Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

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Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Multisector Income VIP’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) and sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Agreement, the “Agreements”) between DIMA and Deutsche Alternative Asset Management (Global) Limited (now known as DWS Alternatives Global Limited) (“DAAM Global”), an affiliate of DIMA, in September 2018.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA and DAAM Global are part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s and DAAM Global’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and DAAM Global provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. Throughout the course of the year, the Board also received information regarding DIMA’s oversight of fund sub-advisers, including DAAM Global. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied

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by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2017, the Fund’s performance (Class A shares) was in the 1st quartile, 4th quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2017. The Board noted the disappointing investment performance of the Fund in some past periods and continued to discuss with senior management of DIMA and DAAM Global the factors contributing to such underperformance and actions being taken to improve performance. The Board noted certain changes in the Fund’s portfolio management team that were made effective August 1, 2017. The Board observed that the Fund had experienced improved relative performance in 2017. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2017). With respect to the sub-advisory fee paid to DAAM Global, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2017, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board noted that the expense limitation agreed to by DIMA was expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and DAAM Global.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Deutsche DWS Variable Series II — DWS Multisector Income VIP	|	29

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for transfer agency services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

30	|	Deutsche DWS Variable Series II — DWS Multisector Income VIP

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	82	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International; Public Radio International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago	82	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); Massachusetts Humane Society; Overseer of the New England Conservatory; former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston); American Documentary, Inc. (public media)	82	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	82	—
Paul K. Freeman* (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive committee); Adjunct Professor, University of Denver Law School (2017–present); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International; Denver Zoo Foundation (2012–2018)	82	—

Deutsche DWS Variable Series II — DWS Multisector Income VIP	|	31

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	82	Director, Aberdeen Japan Fund (since 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	82	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	82	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	82	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	82	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present Assistant Secretary, 2013–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (since March 2018); Assistant Secretary, DWS Distributors, Inc. (since June 25, 2018); Director and Vice President, DWS Service Company (since June 25, 2018); Assistant Secretary, DWS Investment Management Americas, Inc. (since June 25, 2018); and Director and President, DB Investment Managers, Inc. (since June 25, 2018); formerly: Vice President for the Deutsche funds (2016–2017)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); and Director and Vice President, DWS Trust Company (2016–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Diane Kenneally[8,9] (1966) Treasurer and Chief Financial Officer since 2018	Director,[3] DWS; formerly: Assistant Treasurer for the DWS funds (2007–2018)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)

32	|	Deutsche DWS Variable Series II — DWS Multisector Income VIP

Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (since 2018)
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 345 Park Avenue, New York, NY 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed Treasurer and Chief Financial Officer effective July 2, 2018.

*	Paul K. Freeman retired from the Board effective December 31, 2018.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Deutsche DWS Variable Series II — DWS Multisector Income VIP	|	33

Notes

Notes

VS2MSI-2 (R-025836-8 2/19)

December 31, 2018

Annual Report

Deutsche DWS Variable Series II

(formerly Deutsche Variable Series II)

DWS Small Mid Cap Growth VIP

(formerly Deutsche Small Mid Cap Growth VIP)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from your insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site, and your insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance company electronically by following the instructions provided by your insurance company.

You may elect to receive all future reports in paper free of charge from your insurance company. If your insurance company informs you that future reports will be delivered via Web access, you can inform your insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by your insurance company.

Contents

3	Performance Summary
4	Management Summary
5	Portfolio Summary
6	Investment Portfolio
9	Statement of Assets and Liabilities
9	Statement of Operations
10	Statements of Changes in Net Assets
11	Financial Highlights
12	Notes to Financial Statements
16	Report of Independent Registered Public Accounting Firm
17	Information About Your Fund’s Expenses
18	Tax Information
18	Proxy Voting
19	Advisory Agreement Board Considerations and Fee Evaluation
22	Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. Smaller and medium company stocks tend to be more volatile than large company stocks. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Please read the prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED      NO BANK GUARANTEE      MAY LOSE VALUE      NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Performance Summary	December 31, 2018 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2018 is 0.75% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment in DWS Small Mid Cap Growth VIP

The Russell 2500TM Growth Index is an unmanaged index that measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results

DWS Small Mid Cap Growth VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$8,641	$11,510	$12,057	$34,428
	Average annual total return	–13.59%	4.80%	3.81%	13.16%
Russell 2500 Growth Index	Growth of $10,000	$9,253	$12,637	$13,503	$39,626
	Average annual total return	–7.47%	8.11%	6.19%	14.76%

The growth of $10,000 is cumulative.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	|	3

Management Summary	December 31, 2018 (Unaudited)

For the 12-month period ended December 31, 2018, the Fund returned –13.59% (Class A shares, unadjusted for contract charges), compared with the –7.47% return of the Russell 2500™ Growth Index.

During most of the past year, financial markets seemed to rise above trade uncertainty, Brexit concerns, Federal Reserve policy changes and increased volatility, as investors focused on steady economic expansion, earnings growth and the tailwind from federal tax reform. However, as the 12-month period progressed, tailwinds turned to headwinds for the U.S. small- and mid-cap markets. Oil prices peaked in early October before worries regarding a possible oversupply of crude oil as well as general “risk-off” sentiment pervaded the market in the fourth quarter. For the Russell 2500 Growth Index, only three sectors posted positive returns for the 12-month period as macroeconomic concerns and uncertainty over monetary and fiscal policy negatively impacted performance.

The portfolio’s underperformance derived in part from sector allocation, as an underweight in information technology and an overweight in energy detracted from returns. In addition, stock selection within information technology, energy and consumer staples weighed on performance. The top individual contributors to performance during the period were the health care provider Molina Healthcare, Inc. and the software company Five9, Inc. Molina effectively executed its cost-savings plan, which translated to better than expected profits. Five9 continued to gain market share as its contact center infrastructure migrates from on-premises to cloud-based. The largest individual detractors from performance were the industrial firm Rush Enterprises, Inc. and the construction materials company Eagle Materials, Inc. Shares of Rush Enterprises, a leading dealer of commercial vehicles, declined on concerns that the truck replacement cycle may be extended due to delivery delays. Eagle Materials, a diversified producer of basic building products, underperformed as the company faced weakness in U.S. housing data and adverse weather that negatively impacted sales.

We continue to position the Fund for sustained economic recovery and remain focused on our bottom-up stock selection process. We maintain a long-term perspective, investing in quality small- and mid-cap growth companies whose shares trade at attractive valuations, with strong management teams that align shareholders’ interests with their own.

Peter Barsa, Director

Michael A. Sesser, CFA, Director

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Russell 2500TM Growth Index is an unmanaged index that measures the performance of the small- to midcap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

“Overweight” means that the Fund holds a higher weighting in a given sector or security than the benchmark. “Underweight” means that the Fund holds a lower weighting.

Contribution and detraction incorporate both a stock’s total return and its weighting in the Fund.

4	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/18	12/31/17
Common Stocks	93%	97%
Cash Equivalents	6%	2%
Convertible Preferred Stock	1%	1%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/18	12/31/17
Health Care	25%	21%
Information Technology	22%	23%
Industrials	18%	19%
Consumer Discretionary	16%	15%
Financials	7%	6%
Materials	4%	7%
Real Estate	3%	3%
Energy	2%	2%
Consumer Staples	2%	3%
Communication Services	1%	1%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 6.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	|	5

Investment Portfolio	December 31, 2018

	Shares	Value ($)
Common Stocks 93.4%
Communication Services 1.1%
Entertainment

Cinemark Holdings, Inc.	13,014	465,901

Take-Two Interactive Software, Inc.*	2,302	236,968

		702,869
Consumer Discretionary 15.2%
Auto Components 1.2%

Gentherm, Inc.*	7,798	311,764

Tenneco, Inc.	16,869	462,042

		773,806

Diversified Consumer Services 2.4%

Bright Horizons Family Solutions, Inc.*	9,008	1,003,941

ServiceMaster Global Holdings, Inc.*	13,978	513,552

		1,517,493

Hotels, Restaurants & Leisure 1.6%

Hilton Grand Vacations, Inc.*	15,442	407,514

Jack in the Box, Inc.	8,357	648,754

		1,056,268

Household Durables 3.7%

Helen of Troy Ltd.*	6,902	905,404

iRobot Corp.* (a)	13,414	1,123,289

TopBuild Corp.*	7,521	338,445

		2,367,138

Internet & Direct Marketing Retail 1.1%

GrubHub, Inc.*	3,879	297,946

Shutterfly, Inc.*	10,991	442,498

		740,444

Leisure Products 0.4%
YETI Holdings, Inc.* (a)	17,273	256,331

Specialty Retail 4.0%

Burlington Stores, Inc.*	7,180	1,167,971

Camping World Holdings, Inc. “A” (a)	30,031	344,455

Tailored Brands, Inc.	26,951	367,612

The Children’s Place, Inc.	7,548	679,999

		2,560,037

Textiles, Apparel & Luxury Goods 0.8%
Carter’s, Inc.	6,302	514,369

Consumer Staples 1.8%
Food & Staples Retailing 1.1%
Casey’s General Stores, Inc.	5,389	690,547

Food Products 0.2%
SunOpta, Inc.*	44,516	172,277

Household Products 0.5%
Spectrum Brands Holdings, Inc.	7,393	312,354

Energy 2.1%
Energy Equipment & Services 1.3%

Dril-Quip, Inc.*	16,509	495,765

Oil States International, Inc.*	23,188	331,125

		826,890

	Shares	Value ($)

Oil, Gas & Consumable Fuels 0.8%

California Resources Corp.*	22,013	375,102

Contango Oil & Gas Co.*	41,553	135,047

		510,149

Financials 6.3%
Banks 4.0%

Eagle Bancorp., Inc.*	9,086	442,579

FCB Financial Holdings, Inc. “A”*	17,761	596,414

Pinnacle Financial Partners, Inc.	7,734	356,538

South State Corp.	8,497	509,395

SVB Financial Group*	3,490	662,821

		2,567,747

Capital Markets 1.3%

Lazard Ltd. “A”	14,525	536,118

Moelis & Co. “A”	9,674	332,592

		868,710

Consumer Finance 1.0%
Green Dot Corp. “A”*	7,735	615,087

Health Care 22.5%
Biotechnology 7.9%

Acceleron Pharma, Inc.*	4,129	179,818

Alkermes PLC*	11,391	336,148

Amicus Therapeutics, Inc.*	18,313	175,439

Arena Pharmaceuticals, Inc.*	7,580	295,241

Bluebird Bio, Inc.*	2,454	243,437

Emergent BioSolutions, Inc.*	12,303	729,322

Heron Therapeutics, Inc.*	26,667	691,742

Ligand Pharmaceuticals, Inc.*	4,929	668,865

Neurocrine Biosciences, Inc.*	10,796	770,942

Retrophin, Inc.*	44,541	1,007,963

		5,098,917

Health Care Equipment & Supplies 4.0%

Cardiovascular Systems, Inc.*	23,977	683,105

Globus Medical, Inc. “A”*	8,079	349,659

iRhythm Technologies, Inc.*	2,213	153,759

Masimo Corp.*	5,350	574,430

Merit Medical Systems, Inc.*	6,389	356,570

Natus Medical, Inc.*	13,683	465,632

		2,583,155

Health Care Providers & Services 8.0%

AMN Healthcare Services, Inc.*	16,063	910,130

BioScrip, Inc.*	257,972	920,960

Molina Healthcare, Inc.*	12,438	1,445,544

Providence Service Corp.*	14,969	898,439

RadNet, Inc.*	58,745	597,437

Tivity Health, Inc.*	14,185	351,930

		5,124,440

Health Care Technology 1.6%
athenahealth, Inc.*	2,411	318,083

HMS Holdings Corp.*	26,025	732,083

		1,050,166

Pharmaceuticals 1.0%

Assertio Therapeutics, Inc.*	12,006	43,342

Avadel Pharmaceuticals PLC (ADR)*	24,612	63,499

The accompanying notes are an integral part of the financial statements.

6	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

	Shares	Value ($)

Pacira Pharmaceuticals, Inc.*	12,502	537,836

		644,677

Industrials 17.5%
Aerospace & Defense 1.0%
HEICO Corp.	8,035	622,552

Building Products 3.2%

A.O. Smith Corp.	16,215	692,380

Allegion PLC	11,168	890,201

Fortune Brands Home & Security, Inc.	12,443	472,710

		2,055,291

Commercial Services & Supplies 3.3%

Advanced Disposal Services, Inc.*	39,685	950,059

MSA Safety, Inc.	3,811	359,263

The Brink’s Co.	13,160	850,794

		2,160,116

Construction & Engineering 0.7%
MasTec, Inc.* (a)	10,594	429,693

Electrical Equipment 1.3%
Thermon Group Holdings, Inc.*	41,624	844,135

Machinery 2.8%

Chart Industries, Inc.*	9,241	600,942

Hillenbrand, Inc.	11,100	421,023

IDEX Corp.	2,649	334,463

Kennametal, Inc.	14,028	466,852

		1,823,280

Professional Services 1.5%

Kforce, Inc.	23,789	735,556

Mistras Group, Inc.*	15,322	220,330

		955,886

Trading Companies & Distributors 3.7%

H&E Equipment Services, Inc.	28,818	588,464

Rush Enterprises, Inc. “A”	35,301	1,217,178

Titan Machinery, Inc.*	42,049	552,944

		2,358,586

Information Technology 20.7%
Communications Equipment 0.7%
Lumentum Holdings, Inc.*	10,532	442,449

Electronic Equipment, Instruments & Components 1.5%

Anixter International, Inc.*	7,752	421,011

Cognex Corp.	8,337	322,392

IPG Photonics Corp.*	1,994	225,900

		969,303

IT Services 4.5%

Broadridge Financial Solutions, Inc.	11,030	1,061,638

MAXIMUS, Inc.	9,060	589,715

WEX, Inc.*	4,517	632,651

WNS Holdings Ltd. (ADR)*	15,577	642,707

		2,926,711

Semiconductors & Semiconductor Equipment 3.4%

Advanced Energy Industries, Inc.*	13,373	574,103

Advanced Micro Devices, Inc.*	22,933	423,343

Cabot Microelectronics Corp.	3,315	316,085

Cypress Semiconductor Corp.	35,012	445,353

Entegris, Inc.	14,392	401,465

		2,160,349

	Shares	Value ($)

Software 10.6%

2U, Inc.*	4,424	219,961

Aspen Technology, Inc.*	12,688	1,042,700

Cision Ltd.*	52,770	617,409

Envestnet, Inc.*	10,432	513,150

Five9, Inc.*	20,949	915,890

Proofpoint, Inc.*	8,009	671,235

QAD, Inc. “A”	16,918	665,385

Tyler Technologies, Inc.*	6,582	1,223,067

Varonis Systems, Inc.*	17,800	941,620

		6,810,417

Materials 3.6%
Chemicals 0.9%
Trinseo SA	12,784	585,251

Construction Materials 0.9%
Eagle Materials, Inc.	10,034	612,375

Containers & Packaging 0.6%
Berry Global Group, Inc.*	8,183	388,938

Metals & Mining 1.2%

Cleveland-Cliffs, Inc.*	71,240	547,836

First Quantum Minerals Ltd.	26,721	216,085

		763,921

Real Estate 2.6%
Equity Real Estate Investment Trusts (REITs)

Americold Realty Trust	9,400	240,076

National Storage Affiliates Trust	24,731	654,382

SBA Communications Corp. *	2,141	346,607

Urban Edge Properties	27,384	455,122

		1,696,187
Total Common Stocks (Cost $51,485,155)		60,159,311

Convertible Preferred Stock 0.7%
Health Care

Providence Service Corp., 5.5% (b) (Cost $283,300)	2,833	426,371

Securities Lending Collateral 3.2%

DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 2.29% (c) (d) (Cost $2,032,950)	2,032,950	2,032,950

Cash Equivalents 6.0%

DWS Central Cash Management Government Fund, 2.41% (c) (Cost $3,874,651)	3,874,651	3,874,651

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $57,676,056)	103.3	66,493,283
Other Assets and Liabilities, Net	(3.3)	(2,119,166)
Net Assets	100.0	64,374,117

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	|	7

A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2018 are as follows:

Value ($) at 12/31/2017	Purchases Cost ($)	Sales Proceeds ($)		Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distribu- tions ($)	Number of Shares at 12/31/2018	Value ($) at 12/31/2018
Securities Lending Collateral 3.2%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 2.29% (c) (d)
3,961,099	—	1,928,149	(e)	—	—	49,053	—	2,032,950	2,032,950
Cash Equivalents 6.0%
DWS Central Cash Management Government Fund, 2.41% (c)
1,762,858	16,441,823	14,330,030		—	—	50,358	—	3,874,651	3,874,651
5,723,957	16,441,823	16,258,179		—	—	99,411	—	5,907,601	5,907,601

*	Non-income producing security.

(a)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at December 31, 2018 amounted to $1,994,879, which is 3.1% of net assets.

(b)	Investment was valued using significant unobservable inputs.

(c)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(d)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(e)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested for the year ended December 31, 2018.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2018 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (f)	$60,159,311	$—	$—	$60,159,311
Convertible Preferred Stock	—	—	426,371	426,371
Short-Term Investments (f)	5,907,601	—	—	5,907,601
Total	$66,066,912	$—	$426,371	$66,493,283

(f)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

8	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Statement of Assets and Liabilities

as of December 31, 2018

Assets
Investments in non-affiliated securities, at value (cost $51,768,455) — including $1,994,879 of securities loaned	$60,585,682
Investment in DWS Government & Agency Securities Portfolio (cost $2,032,950)*	2,032,950
Investment in DWS Central Cash Management Government Fund (cost $3,874,651)	3,874,651
Cash	10,000
Foreign currency, at value (cost $82)	78
Receivable for Fund shares sold	3,288
Dividends receivable	14,511
Interest receivable	14,812
Other assets	1,784
Total assets	66,537,756

Liabilities
Payable upon return of securities loaned	2,032,950
Payable for Fund shares redeemed	9,536
Accrued management fee	25,398
Accrued Trustees’ fees	1,522
Other accrued expenses and payables	94,233
Total liabilities	2,163,639
Net assets, at value	$64,374,117

Net Assets Consist of
Distributable earnings (loss)	17,238,373
Paid-in capital	47,135,744
Net assets, at value	$64,374,117

Net Asset Value

Net Asset Value, offering and redemption price per share ($64,374,117 ÷ 5,077,014 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$12.68

*	Represents collateral on securities loaned.
     Statement of Operations

for the year ended December 31, 2018

Investment Income
Income:
Dividends (net of foreign taxes withheld of $31)	$481,654
Income distributions — DWS Central Cash Management Government Fund	50,358
Securities lending income, net of borrower rebates	49,053
Total income	581,065
Expenses:
Management fee	431,200
Administration fee	78,400
Services to Shareholders	844
Custodian fee	6,777
Professional fees	78,022
Reports to shareholders	28,214
Trustees’ fees and expenses	5,259
Other	7,389
Total expenses before expense reductions	636,105
Expense reductions	(6,672)
Total expenses after expense reductions	629,433
Net investment income (loss)	(48,368)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	8,988,112
Foreign currency	1,291
8,989,403
Change in net unrealized appreciation (depreciation) on:
Investments	(19,054,036)
Foreign currency	(4)
(19,054,040)
Net gain (loss)	(10,064,637)
Net increase (decrease) in net assets resulting from operations	$(10,113,005)

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	|	9

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2018	2017
Operations:
Net investment income (loss)	$(48,368)	$(87,390)
Net realized gain (loss)	8,989,403	25,564,282
Change in net unrealized appreciation (depreciation)	(19,054,040)	(2,783,953)
Net increase (decrease) in net assets resulting from operations	(10,113,005)	22,692,939
Distributions to shareholders:
Class A	(25,334,744)	(6,576,947)*
Fund share transactions:
Class A
Proceeds from shares sold	6,446,792	3,919,157
Reinvestment of distributions	25,334,744	6,576,947
Payments for shares redeemed	(9,303,196)	(67,645,663)
Net increase (decrease) in net assets from Class A share transactions	22,478,340	(57,149,559)
Increase (decrease) in net assets	(12,969,409)	(41,033,567)
Net assets at beginning of period	77,343,526	118,377,093
Net assets at end of period	$64,374,117	$77,343,526 **

Other Information
Class A
Shares outstanding at beginning of period	3,525,232	6,244,931
Shares sold	381,309	194,850
Shares issued to shareholders in reinvestment of distributions	1,711,807	336,589
Shares redeemed	(541,334)	(3,251,138)
Net increase (decrease) in Class A shares	1,551,782	(2,719,699)
Shares outstanding at end of period	5,077,014	3,525,232

*	Includes distributions from net investment income of $124,128 and distributions from net realized gains of $6,452,819.

**	Includes undistributed net investment income of $0.

The accompanying notes are an integral part of the financial statements.

10	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Financial Highlights

	Years Ended December 31,
Class A	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$21.94	$18.96	$20.90	$22.83	$21.59
Income (loss) from investment operations:

Net investment income (loss)[a]	(.01)	(.02)	.02	(.04)	(.02)
Net realized and unrealized gain (loss)	(1.92)	4.08	1.64	(.00)	1.26
Total from investment operations	(1.93)	4.06	1.66	(.04)	1.24
Less distributions from:

Net investment income	—	(.02)	—	—	—
Net realized gains	(7.33)	(1.06)	(3.60)	(1.89)	—
Total distributions	(7.33)	(1.08)	(3.60)	(1.89)	—
Net asset value, end of period	$12.68	$21.94	$18.96	$20.90	$22.83
Total Return (%)	(13.59)[b]	22.12	9.08	(.90)	5.74

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	64	77	118	135	172
Ratio of expenses before expense reductions (%)[c]	.81	.75	.75	.72	.73
Ratio of expenses after expense reductions (%)[c]	.80	.75	.75	.72	.73
Ratio of net investment income (loss) (%)	(.06)	(.08)	.11	(.19)	(.11)
Portfolio turnover rate (%)	32	32	28	42	44

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	|	11

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Small Mid Cap Growth VIP (formerly Deutsche Small Mid Cap Growth VIP) (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (formerly Deutsche Variable Series II) (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

In October 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification, which is intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Effective with the current reporting period, the Fund adopted the amendments with the impacts being that the Fund is no longer required to present components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributable earnings and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

12	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended December 31, 2018, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by DWS Investment Management Americas, Inc. As of December 31, 2018, the Fund invested the cash collateral in DWS Government & Agency Securities Portfolio. DWS Investment Management Americas, Inc. receives a management/administration fee (0.12% annualized effective rate as of December 31, 2018) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2018, the Fund had securities on loan, which were classified as common stock in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2018 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2018, the Fund’s components of distributable earnings on a tax basis were as follows:

Undistributed long-term capital gains	$8,742,232
Net unrealized appreciation (depreciation) on investments	$8,496,145

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	|	13

At December 31, 2018, the aggregate cost of investments for federal income tax purposes was $57,997,138. The net unrealized appreciation for all investments based on tax cost was $8,496,145. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $15,613,579 aggregate gross unrealized depreciation for all investments in which was an excess of tax cost over value of $7,117,434.

In addition, the tax character of distributions paid by the Fund is summarized as follows:

	Years Ended December 31,
	2018	2017
Distributions from ordinary income*	$1,616,576	$124,128
Distributions from long-term capital gains	$23,718,168	$6,452,819

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended December 31, 2018, purchases and sales of investment transactions (excluding short-term investments) aggregated $23,655,787 and $27,697,820, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (formerly Deutsche Investment Management Americas Inc.) (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million	.550%
Next $750 million	.525%
Over $1 billion	.500%

Accordingly, for the year ended December 31, 2018, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.55% of the Fund’s average daily net assets.

For the period from January 1, 2018 through September 30, 2018, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A at 0.84%.

Effective October 1, 2018 through September 30, 2019, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A at 0.81%.

14	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

For the year ended December 31, 2018, fees waived and/or expenses reimbursed were $6,672.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2018, the Administration Fee was $78,400, of which $5,724 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2018, the amounts charged to the Fund by DSC aggregated $392, of which $64 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended December 31, 2018, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $9,232, of which $6,057 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended December 31, 2018, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $3,692.

D. Ownership of the Fund

At December 31, 2018, one participating insurance company was owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 92%.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2018.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	|	15

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Variable Series II and Shareholders of DWS Small Mid Cap Growth VIP:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS Small Mid Cap Growth VIP (formerly Deutsche Small Mid Cap Growth VIP) (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series II (formerly Deutsche Variable Series II)) (the “Trust”), including the investment portfolio, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series II) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

February 14, 2019

16	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Information About Your Fund’s Expenses	(Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2018 to December 31, 2018).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2018

Actual Fund Return	Class A
Beginning Account Value 7/1/18	$1,000.00
Ending Account Value 12/31/18	$816.50
Expenses Paid per $1,000*	$3.66

Hypothetical 5% Fund Return	Class A
Beginning Account Value 7/1/18	$1,000.00
Ending Account Value 12/31/18	$1,021.17
Expenses Paid per $1,000*	$4.08

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratio	Class A
Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	.80%

For more information, please refer to the Fund’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	|	17

Tax Information	(Unaudited)

The Fund paid distributions of $6.86 per share from net long-term capital gains during its year ended December 31, 2018.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $9,660,000 as capital gain dividends for its year ended December 31, 2018.

For corporate shareholders, 26% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2018, qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

18	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Small Mid Cap Growth VIP’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2018.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	|	19

believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2017, the Fund’s performance (Class A shares) was in the 3rd quartile, 3rd quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2017. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board noted changes in the portfolio management team, effective April 19, 2018. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2017). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2017, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board noted that the expense limitation agreed to by DIMA was expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”), noting that DIMA indicated that it does not provide services to any comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for transfer agency services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the

20	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	|	21

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	82	—
John W. Ballantine (1946) Board Member since 1999

Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International; Public Radio International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago

		82	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990

Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); Massachusetts Humane Society; Overseer of the New England Conservatory; former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston); American Documentary, Inc. (public media)

		82	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	82	—
Paul K. Freeman* (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive committee); Adjunct Professor, University of Denver Law School (2017–present); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International; Denver Zoo Foundation (2012–2018)	82	—

22	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990

Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)

		82	Director, Aberdeen Japan Fund (since 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	82	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	82	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	82	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	82	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present Assistant Secretary, 2013–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (since March 2018); Assistant Secretary, DWS Distributors, Inc. (since June 25, 2018); Director and Vice President, DWS Service Company (since June 25, 2018); Assistant Secretary, DWS Investment Management Americas, Inc. (since June 25, 2018); and Director and President, DB Investment Managers, Inc. (since June 25, 2018); formerly: Vice President for the Deutsche funds (2016–2017)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); and Director and Vice President, DWS Trust Company (2016–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Diane Kenneally[8,9] (1966) Treasurer and Chief Financial Officer since 2018	Director,[3] DWS; formerly: Assistant Treasurer for the DWS funds (2007–2018)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	|	23

Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (since 2018)
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 345 Park Avenue, New York, NY 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed Treasurer and Chief Financial Officer effective July 2, 2018.

*	Paul K. Freeman retired from the Board effective December 31, 2018.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

24	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Notes

Notes

Notes

VS2SMCG-2 (R-025835-8 2/19)

December 31, 2018

Annual Report

Deutsche DWS Variable Series II

(formerly Deutsche Variable Series II)

DWS Small Mid Cap Value VIP

(formerly Deutsche Small Mid Cap Value VIP)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from your insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site, and your insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance company electronically by following the instructions provided by your insurance company.

You may elect to receive all future reports in paper free of charge from your insurance company. If your insurance company informs you that future reports will be delivered via Web access, you can inform your insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by your insurance company.

Contents

3	Performance Summary
4	Management Summary
6	Portfolio Summary
7	Investment Portfolio
9	Statement of Assets and Liabilities
9	Statement of Operations
10	Statements of Changes in Net Assets
11	Financial Highlights
12	Notes to Financial Statements
17	Report of Independent Registered Public Accounting Firm
18	Information About Your Fund’s Expenses
19	Tax Information
19	Proxy Voting
20	Advisory Agreement Board Considerations and Fee Evaluation
23	Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. Smaller and medium company stocks tend to be more volatile than large company stocks. Any fund that focuses in a particular segment of the market or region of the world will generally be more volatile than a fund that invests more broadly. The Fund may lend securities to approved institutions. Please read the prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE     NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Performance Summary	December 31, 2018 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2018 are 0.83% and 1.19% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment in DWS Small Mid Cap Value VIP

The Russell 2500 Value Index is an unmanaged Index of those securities in the Russell 3000® Index with lower price-to-book ratios and lower forecasted growth values.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results

DWS Small Mid Cap Value VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$8,399	$10,850	$11,231	$25,905
	Average annual total return	–16.01%	2.76%	2.35%	9.99%
Russell 2500 Value Index	Growth of $10,000	$8,764	$12,110	$12,259	$30,008
	Average annual total return	–12.36%	6.59%	4.16%	11.62%

DWS Small Mid Cap Value VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$8,368	$10,733	$11,030	$25,022
	Average annual total return	–16.32%	2.39%	1.98%	9.61%
Russell 2500 Value Index	Growth of $10,000	$8,764	$12,110	$12,259	$30,008
	Average annual total return	–12.36%	6.59%	4.16%	11.62%

The growth of $10,000 is cumulative.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	|	3

Management Summary	December 31, 2018 (Unaudited)

Class A shares of DWS Small Mid Cap Value VIP returned –16.01% in 2018 (unadjusted for contract charges) and underperformed the –12.36% return of the Russell 2500TM Value Index. Mid- and small-cap stocks lagged their large-cap peers during the period, while the value style finished well behind growth. Nearly all of the negative return for the index occurred in the fourth calendar quarter, when it declined 11.05%.

The Fund’s general investment approach was a key reason for its shortfall. Our style was out of step with the market through the first nine months of the period, during which higher-beta and momentum-driven stocks outpaced those with lower price-to-earnings (P/E) ratios and higher returns on equity. This trend was visible not just across the market as a whole, but also within the value benchmark. At a time of rising short-term interest rates and heightened headline risk surrounding trade policy, investors appeared to gravitate to faster growers and stronger recent performers regardless of their valuations. These circumstances created a headwind for the Fund due to our emphasis on value and fundamentals. In addition to only buying stocks that we believe are attractively valued, we are also very disciplined in selling those that have reached our price targets. We therefore do not typically gain the full benefit of momentum-oriented markets. Nevertheless, we think that investing in growing, fundamentally sound companies when the shares are cheap and selling them when they’re expensive continues to be a prudent path to long-term performance. This aspect of our approach indeed began to be reflected in results in the fourth calendar quarter once the market weakened and momentum stocks started to lose steam.

The Fund’s sector allocations, which are largely a function of our bottom-up stock selection process, also played a role in the underperformance. We were hurt by having underweights in the real estate, utilities, and communications services sectors. We have been steadily working to reduce the extent of the Fund’s underweights in real estate and utilities in order to minimize the effect of allocation on Fund returns, but the gradual nature of the process meant that our weightings in these areas were still well below those of the index.

Stock selection was also a net detractor. Our holdings trailed the corresponding benchmark components in the financial, energy, and materials sectors, offsetting a stronger showing in the health care, information technology, and consumer staples. Among individual stocks, the consumer products company Helen of Troy Ltd. was the top contributor to Fund performance. The company has built its business over time through accretive acquisitions of faster-growing, smaller players, and this strategy has begun to feed through to its results. Encompass Health Corp., a provider of inpatient and home-based rehabilitation services that rallied after raising its guidance for earnings and cash flows twice in 2018, was another key contributor. Winnebago Industries, Inc. was the largest detractor. The company exceeded earnings estimates in each of its four fiscal quarters, but the stock fell due to weak sentiment surrounding the recreational vehicle industry.

Although the Fund underperformed in the past 12 months, we believe it’s essential to stick to our disciplined, bottom-up strategy. There are always times when lower-quality and richly valued stocks outperform the overall market, and the 2017–2018 rally in this group proved especially persistent. Still, we don’t see an advantage of chasing performance in the lower-quality end of the small-cap universe given that such companies tend to underperform over longer-term intervals.

This emphasis on quality and value was reflected in our portfolio activity, which focused on making moves at a stock-by-stock level rather than executing broad-based changes. Specifically, we continued to rotate gradually out of strong performers that reached our price targets and redeploy the proceeds into stocks whose lower valuations may indicate greater upside potential. We believe this patient approach, instead of one that seeks to capture momentum, is a prudent long-term strategy.

Richard Hanlon, CFA, Director

Portfolio Manager

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

4	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Terms to Know

The Russell 2500 Value Index is an unmanaged index of those securities in the Russell 3000 Index with lower price-to-book ratios and lower forecasted growth values. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

Beta measures a security’s sensitivity to the movements of the Fund’s benchmark or the market as a whole.

Momentum investing is the practice of investing in the market’s top performing stocks in order to capture additional upward movements in their prices.

Price-to-earnings (P/E) ratio compares share price to per-share earnings.

Overweight means the Fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the Fund holds a lower weighting.

Contribution and detraction incorporate both a stock’s total return and its weighting in the Fund.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	|	5

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio)	12/31/18	12/31/17
Common Stocks	97%	96%
Cash Equivalent	3%	4%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalent)	12/31/18	12/31/17
Financials	22%	20%
Industrials	16%	19%
Real Estate	13%	13%
Consumer Discretionary	12%	9%
Information Technology	11%	11%
Utilities	6%	5%
Health Care	6%	4%
Materials	5%	5%
Energy	4%	7%
Consumer Staples	3%	7%
Communication Services	2%	—
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 7.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.

6	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Investment Portfolio	December 31, 2018

	Shares	Value ($)
Common Stocks 97.1%
Communication Services 1.7%
Media 1.7%
Interpublic Group of Companies, Inc.	69,952	1,443,110

Consumer Discretionary 11.3%
Auto Components 1.1%
Visteon Corp.*	15,913	959,236

Automobiles 1.5%
Winnebago Industries, Inc.	51,382	1,243,958

Diversified Consumer Services 1.6%
Regis Corp.*	79,032	1,339,592

Hotels, Restaurants & Leisure 2.2%

Aramark	33,800	979,186

Denny’s Corp.*	54,840	888,957

		1,868,143

Household Durables 2.5%
Helen of Troy Ltd.*	16,578	2,174,702

Leisure Products 0.7%
Brunswick Corp.	12,814	595,210

Textiles, Apparel & Luxury Goods 1.7%
Columbia Sportswear Co.	17,354	1,459,298

Consumer Staples 3.4%
Food Products 2.1%

Conagra Brands, Inc.	21,388	456,847

Lamb Weston Holdings, Inc.	18,123	1,333,128

		1,789,975

Household Products 1.3%
Central Garden & Pet Co.*	31,515	1,085,692

Energy 4.4%
Energy Equipment & Services 0.6%
Patterson-UTI Energy, Inc.	48,705	504,097

Oil, Gas & Consumable Fuels 3.8%

HollyFrontier Corp.	12,696	649,019

Matador Resources Co.*	26,296	408,377

Murphy Oil Corp.	26,957	630,524

Parsley Energy, Inc. “A”*	27,357	437,165

Targa Resources Corp.	15,978	575,528

WPX Energy, Inc.*	52,173	592,163

		3,292,776

Financials 20.9%
Banks 12.2%

Eagle Bancorp., Inc.*	28,517	1,389,063

East West Bancorp., Inc.	24,968	1,086,857

Great Western Bancorp., Inc.	58,045	1,813,906

Hancock Whitney Corp.	46,301	1,604,330

Pacific Premier Bancorp., Inc.*	24,378	622,127

Sterling Bancorp.	84,654	1,397,637

TCF Financial Corp.	71,128	1,386,285

UMB Financial Corp.	18,452	1,125,018

		10,425,223

Capital Markets 0.8%
E*TRADE Financial Corp.	16,234	712,348

	Shares	Value ($)

Insurance 6.4%

American Financial Group, Inc.	9,600	869,088

Assurant, Inc.	13,300	1,189,552

Brown & Brown, Inc.	51,769	1,426,753

CNO Financial Group, Inc.	42,786	636,656

ProAssurance Corp.	10,411	422,270

Torchmark Corp.	12,000	894,360

		5,438,679

Thrifts & Mortgage Finance 1.5%
Walker & Dunlop, Inc.	29,822	1,289,802

Health Care 5.9%
Health Care Providers & Services 3.3%

Encompass Health Corp.	24,337	1,501,593

Premier, Inc. “A”*	34,121	1,274,419

		2,776,012

Life Sciences Tools & Services 2.6%

Bruker Corp.	42,574	1,267,428

PerkinElmer, Inc.	12,605	990,123

		2,257,551

Industrials 15.2%
Building Products 1.2%
Simpson Manufacturing Co., Inc.	18,098	979,645

Commercial Services & Supplies 2.7%

Interface, Inc.	85,328	1,215,924

The Brink’s Co.	17,413	1,125,750

		2,341,674

Electrical Equipment 1.9%
EnerSys	20,357	1,579,907

Machinery 5.9%

Douglas Dynamics, Inc.	20,212	725,409

Federal Signal Corp.	59,274	1,179,552

Global Brass & Copper Holdings, Inc.	56,284	1,415,542

Hillenbrand, Inc.	23,503	891,469

Stanley Black & Decker, Inc.	6,963	833,750

		5,045,722

Professional Services 2.7%

ICF International, Inc.	13,149	851,792

ManpowerGroup, Inc.	8,734	565,963

Nielsen Holdings PLC	36,986	862,884

		2,280,639

Trading Companies & Distributors 0.8%
AerCap Holdings NV*	17,738	702,425

Information Technology 10.6%
Electronic Equipment, Instruments & Components 5.0%

CTS Corp.	24,200	626,538

Dolby Laboratories, Inc. “A”	16,724	1,034,212

Insight Enterprises, Inc.*	37,400	1,524,050

Rogers Corp.*	10,470	1,037,158

		4,221,958

IT Services 3.7%

Euronet Worldwide, Inc.*	10,261	1,050,521

Leidos Holdings, Inc.	15,800	832,976

Travelport Worldwide Ltd.	83,672	1,306,957

		3,190,454

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	|	7

	Shares	Value ($)

Software 1.9%
Verint Systems, Inc.*	39,135	1,655,802

Materials 4.6%
Chemicals 1.1%
Minerals Technologies, Inc.	18,144	931,513

Containers & Packaging 2.0%
Owens-Illinois, Inc.*	95,971	1,654,540

Metals & Mining 1.5%

Commercial Metals Co.	28,909	463,122

Steel Dynamics, Inc.	28,062	842,983

		1,306,105

Real Estate 13.1%
Equity Real Estate Investment Trusts (REITs) 13.1%

Agree Realty Corp.	32,916	1,945,994

Community Healthcare Trust, Inc.	60,375	1,740,611

Duke Realty Corp.	17,200	445,480

Easterly Government Properties, Inc.	71,737	1,124,836

Gaming and Leisure Properties, Inc.	28,066	906,813

Highwoods Properties, Inc.	28,870	1,116,980

Pebblebrook Hotel Trust	48,416	1,370,657

STAG Industrial, Inc.	56,593	1,408,034

WP Carey, Inc.	17,000	1,110,780

		11,170,185

	Shares	Value ($)

Utilities 6.0%
Electric Utilities 4.4%

Alliant Energy Corp.	38,308	1,618,513

IDACORP, Inc.	18,329	1,705,697

Pinnacle West Capital Corp.	5,400	460,080

		3,784,290

Gas Utilities 1.6%

ONE Gas, Inc.	16,572	1,319,131
Total Common Stocks (Cost $84,454,782)		82,819,394

Cash Equivalent 2.9%
DWS Central Cash Management Government Fund, 2.41% (a) (Cost $2,497,809)	2,497,809	2,497,809

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $86,952,591)	100.0	85,317,203
Other Assets and Liabilities, Net	0.0	(23,461)
Net Assets	100.0	85,293,742

A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2018 are as follows:

Value ($) at 12/31/2017	Purchases Cost ($)		Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2018	Value ($) at 12/31/2018
Securities Lending Collateral 0.0%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 2.29% (a) (b)
—	0	(c)	—	—	—	2,975	—	—	—
Cash Equivalent 2.9%
DWS Central Cash Management Government Fund, 2.41% (a)
4,418,900	38,654,188		40,575,279	—	—	60,969	—	2,497,809	2,497,809
4,418,900	38,654,188		40,575,279	—	—	63,944	—	2,497,809	2,497,809

*	Non-income producing security.

(a)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(b)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(c)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested for the year ended December 31, 2018.

REIT: Real Estate Investment Trust

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2018 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (d)	$82,819,394	$—	$—	$82,819,394
Short-Term Investment	2,497,809	—	—	2,497,809
Total	$85,317,203	$—	$—	$85,317,203

(d)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

8	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Statement of Assets and Liabilities

as of December 31, 2018

Assets
Investments in non-affiliated securities, at value (cost $84,454,782)	$82,819,394
Investment in DWS Central Cash Management Government Fund (cost $2,497,809)	2,497,809
Receivable for Fund shares sold	31,502
Dividends receivable	89,483
Interest receivable	5,489
Other assets	2,244
Total assets	85,445,921

Liabilities
Payable for Fund shares redeemed	15,067
Accrued management fee	37,563
Accrued Trustees’ fees	2,187
Other accrued expenses and payables	97,362
Total liabilities	152,179
Net assets, at value	$85,293,742

Net Assets Consist of
Distributable earnings (loss)	5,558,368
Paid-in capital	79,735,374
Net assets, at value	$85,293,742

Net Asset Value
Class A

Net Asset Value, offering and redemption price per share ($70,125,075 ÷ 5,742,711 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$12.21
Class B

Net Asset Value, offering and redemption price per share ($15,168,667 ÷ 1,243,269 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$12.20

     Statement of Operations

for the year ended December 31, 2018

Investment Income
Income:
Dividends	$1,478,463
Income distributions — DWS Cash Management Government Fund	60,969
Securities lending income, net of borrower rebates	2,975
Total income	1,542,407
Expenses:
Management fee	688,120
Administration fee	105,865
Services to Shareholders	2,863
Record keeping fee (Class B)	22,518
Distribution service fees (Class B)	45,904
Custodian fee	5,093
Professional fees	71,591
Reports to shareholders	27,630
Trustees’ fees and expenses	6,881
Other	8,563
Total expenses before expense reductions	985,028
Expense reductions	(63,258)
Total expenses after expense reductions	921,770
Net investment income	620,637

Realized and Unrealized gain (loss)
Net realized gain (loss) from investments	6,571,650
Change in net unrealized appreciation (depreciation) on investments	(23,519,638)
Net gain (loss)	(16,947,988)
Net increase (decrease) in net assets resulting from operations	$(16,327,351)

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	|	9

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2018	2017
Operations:
Net investment income (loss)	$620,637	$1,467,106
Net realized gain (loss)	6,571,650	18,971,820
Change in net unrealized appreciation (depreciation)	(23,519,638)	(5,654,443)
Net increase (decrease) in net assets resulting from operations	(16,327,351)	14,784,483
Distributions to shareholders:
Class A	(17,037,935)	(4,370,464)
Class B	(3,363,724)	(412,631)
Total distributions	(20,401,659)	(4,783,095)*
Fund share transactions:
Class A
Proceeds from shares sold	4,320,688	6,806,078
Reinvestment of distributions	17,037,935	4,370,464
Payments for shares redeemed	(16,960,024)	(77,117,368)
Net increase (decrease) in net assets from Class A share transactions	4,398,599	(65,940,826)
Class B
Proceeds from shares sold	2,796,123	4,800,663
Reinvestment of distributions	3,363,724	412,631
Payments for shares redeemed	(3,194,564)	(3,308,695)
Net increase (decrease) in net assets from Class B share transactions	2,965,283	1,904,599
Increase (decrease) in net assets	(29,365,128)	(54,034,839)
Net assets at beginning of period	114,658,870	168,693,709

Net assets at end of period	$85,293,742	$114,658,870 **

Other Information
Class A
Shares outstanding at beginning of period	5,375,574	9,208,579
Shares sold	286,538	399,609
Shares issued to shareholders in reinvestment of distributions	1,188,970	259,221
Shares redeemed	(1,108,371)	(4,491,835)
Net increase (decrease) in Class A shares	367,137	(3,833,005)

Shares outstanding at end of period	5,742,711	5,375,574
Class B
Shares outstanding at beginning of period	1,037,183	923,852
Shares sold	183,198	283,457
Shares issued to shareholders in reinvestment of distributions	234,243	24,445
Shares redeemed	(211,355)	(194,571)
Net increase (decrease) in Class B shares	206,086	113,331

Shares outstanding at end of period	1,243,269	1,037,183

*

Includes distributions from net investment income of $1,100,828 and $59,126 for Class A and B shares, respectively and distributions from net realized gains of $3,269,636 and $353,503 for Class A and B shares, respectively.

**	Includes undistributed net investment income of $1,432,026.

The accompanying notes are an integral part of the financial statements.

10	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Financial Highlights

	Years Ended December 31,
Class A	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$17.88	$16.65	$15.97	$17.79	$17.08
Income (loss) from investment operations:
Net investment income[a]	.10	.17	.15	.09	.05
Net realized and unrealized gain (loss)	(2.47)	1.55	2.34	(.31)	.88
Total from investment operations	(2.37)	1.72	2.49	(.22)	.93
Less distributions from:
Net investment income	(.24)	(.12)	(.10)	(.05)	(.14)
Net realized gains	(3.06)	(.37)	(1.71)	(1.55)	(.08)
Total distributions	(3.30)	(.49)	(1.81)	(1.60)	(.22)
Net asset value, end of period	$12.21	$17.88	$16.65	$15.97	$17.79
Total Return (%)	(16.01)[b]	10.52 [b]	16.89 [b]	(1.91)	5.53

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	70	96	153	161	205
Ratio of expenses before expense reductions (%)[c]	.87	.83	.83	.80	.82
Ratio of expenses after expense reductions (%)[c]	.81	.83	.82	.80	.82
Ratio of net investment income (%)	.65	.98	.99	.51	.32
Portfolio turnover rate (%)	64	35	53	25	34

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

	Years Ended December 31,
Class B	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$17.86	$16.63	$15.95	$17.77	$17.07
Income (loss) from investment operations:
Net investment income[a]	.05	.11	.09	.02	(.01)
Net realized and unrealized gain (loss)	(2.48)	1.55	2.34	(.29)	.87
Total from investment operations	(2.43)	1.66	2.43	(.27)	.86
Less distributions from:
Net investment income	(.17)	(.06)	(.04)	—	(.08)
Net realized gains	(3.06)	(.37)	(1.71)	(1.55)	(.08)
Total distributions	(3.23)	(.43)	(1.75)	(1.55)	(.16)
Net asset value, end of period	$12.20	$17.86	$16.63	$15.95	$17.77
Total Return (%)	(16.32)[b]	10.13 [b]	16.47 [b]	(2.21)	5.09

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	15	19	15	14	17
Ratio of expenses before expense reductions (%)[c]	1.24	1.19	1.19	1.16	1.17
Ratio of expenses after expense reductions (%)[c]	1.16	1.19	1.18	1.16	1.17
Ratio of net investment income (loss) (%)	.30	.65	.57	.14	(.04)
Portfolio turnover rate (%)	64	35	53	25	34

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	|	11

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Small Mid Cap Value VIP (formerly Deutsche Small Mid Cap Value VIP) (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (formerly Deutsche Variable Series II) (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

In October 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification, which is intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Effective with the current reporting period, the Fund adopted the amendments with the impacts being that the Fund is no longer required to present components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributable earnings and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency

12	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended December 31, 2018, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by DWS Investment Management Americas, Inc. As of December 31, 2018, the Fund invested the cash collateral in DWS Government & Agency Securities Portfolio. DWS Investment Management Americas Inc. receives a management/administration fee (0.12% annualized effective rate as of December 31, 2018) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2018, the Fund had no securities on loan.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2018 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to income received from Real Estate Investment Trusts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	|	13

(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2018, the Fund’s components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income*	$615,277
Undistributed long-term capital gains	$6,638,069
Unrealized appreciation (depreciation) on investments	$(1,725,584)

At December 31, 2018, the aggregate cost of investments for federal income tax purposes was $87,042,787. The net unrealized depreciation for all investments based on tax cost was $1,725,584. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $9,441,928 aggregate gross unrealized depreciation for all investments in which was an excess of tax cost over value of $11,167,512.

In addition, the tax character of distributions paid by the Fund is summarized as follows:

	Years Ended December 31,
	2018	2017
Distributions from ordinary income*	$1,404,457	$1,159,954
Distributions from long-term capital gains	$18,997,202	$3,623,141

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund at its fiscal year end recharacterizes distributions received from a Real Estate Investment Trust (“REIT”) investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated for financial reporting purposes and a recharacterization will be made to the accounting records in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended December 31, 2018, purchases and sales of investment transactions (excluding short-term investments) aggregated $65,451,292 and $75,262,064, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (formerly Deutsche Investment Management Americas Inc.) (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

14	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million	.650%
Next $750 million	.620%
Next $1.5 billion	.600%
Next $2.5 billion	.580%
Next $2.5 billion	.550%
Next $2.5 billion	.540%
Next $2.5 billion	.530%
Over $12.5 billion	.520%

Accordingly, for the year ended December 31, 2018, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.65% of the Fund’s average daily net assets.

For the period from January 1, 2018 through April 30, 2019, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A	.81%
Class B	1.16%

For the year ended December 31, 2018, fees waived and/or expenses reimbursed for each class were as follows:

Class A	$48,572
Class B	14,686
$63,258

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2018, the Administration Fee was $105,865, of which $7,577 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2018, the amounts charged to the Fund by DSC were as follows:

Service to Shareholders	Total Aggregated	Unpaid at December 31, 2018
Class A	$627	$104
Class B	470	78
	$1,097	$182

Distribution Service Agreement. Under the Fund’s Class B 12b-1 plan, DWS Distributors, Inc. (“DDI”) received a fee (“Distribution Service Fee”) of 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2018, the Distribution Service Fee aggregated $45,904, of which $3,352 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended December 31, 2018, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $9,095, of which $6,374 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

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Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

D. Ownership of the Fund

At December 31, 2018, one participating insurance company was owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 70%. Four participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 32%, 21%, 17% and 13%.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2018.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Variable Series II and Shareholders of DWS Small Mid Cap Value VIP:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS Small Mid Cap Value VIP (formerly Deutsche Small Mid Cap Value VIP) (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series II (formerly Deutsche Variable Series II)) (the “Trust”), including the investment portfolio, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series II) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

February 14, 2019

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	|	17

Information About Your Fund’s Expenses	(Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2018 to December 31, 2018).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2018

Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/18	$1,000.00	$1,000.00
Ending Account Value 12/31/18	$836.90	$835.00
Expenses Paid per $1,000*	$3.75	$5.37

Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/18	$1,000.00	$1,000.00
Ending Account Value 12/31/18	$1,021.12	$1,019.36
Expenses Paid per $1,000*	$4.13	$5.90

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	.81%	1.16%

For more information, please refer to the Fund’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

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Tax Information	(Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

The Fund paid distributions of $3.06 per share from net long-term capital gains during its year ended December 31, 2018.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $7,357,000 as capital gain dividends for its year ended December 31, 2018.

For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2018, qualified for the dividends received deduction.

Proxy Voting

The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	|	19

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Small Mid Cap Value VIP’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2018.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board

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believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2017, the Fund’s performance (Class A shares) was in the 4th quartile, 3rd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2017. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first eight months of 2018. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2017). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2017, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds”) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	|	21

services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

22	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	82	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International; Public Radio International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago	82	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); Massachusetts Humane Society; Overseer of the New England Conservatory; former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston); American Documentary, Inc. (public media)	82	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	82	—
Paul K. Freeman* (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive committee); Adjunct Professor, University of Denver Law School (2017–present); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International; Denver Zoo Foundation (2012–2018)	82	—

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	|	23

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990

Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)

		82	Director, Aberdeen Japan Fund (since 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	82	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	82	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	82	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	82	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present Assistant Secretary, 2013–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (since March 2018); Assistant Secretary, DWS Distributors, Inc. (since June 25, 2018); Director and Vice President, DWS Service Company (since June 25, 2018); Assistant Secretary, DWS Investment Management Americas, Inc. (since June 25, 2018); and Director and President, DB Investment Managers, Inc. (since June 25, 2018); formerly: Vice President for the Deutsche funds (2016–2017)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); and Director and Vice President, DWS Trust Company (2016–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Diane Kenneally[8,9] (1966) Treasurer and Chief Financial Officer since 2018	Director,[3] DWS; formerly: Assistant Treasurer for the DWS funds (2007–2018)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS

24	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (since 2018)
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 345 Park Avenue, New York, NY 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed Treasurer and Chief Financial Officer effective July 2, 2018.

*	Paul K. Freeman retired from the Board effective December 31, 2018.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	|	25

Notes

Notes

VS2SMCV-2 (R-025829-8 2/19)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Deutsche DWS Variable Series II
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2018	$631,694	$0	$71,823	$1,639
2017	$631,691	$0	$71,822	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation. “All Other Fees Billed to the Fund” were billed for services associated with foreign tax filings.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2018	$0	$470,936	$0
2017	$0	$502,238	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2018	$73,462	$470,936	$513,130	$1,057,528
2017	$71,822	$502,238	$606,585	$1,180,645

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2017 and 2018 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter, individually and in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that EY Stiftung e.V., an affiliate of the EY member firm in Germany, and various other covered persons within EY and its affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any investments in the Fund or any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team. In addition, EY noted that the independence breaches did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.
•	EY advised the Fund’s Audit Committee of certain lending relationships of EY with owners of greater than 10% of the shares of certain investment companies within the DWS Funds Complex that EY had identified as inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, an audit client includes the Fund as well as all other investment companies in the DWS Funds Complex. EY’s lending relationships affect EY’s independence under the Loan Rule with respect to all investment companies in the DWS Funds Complex.

EY stated its belief that, in each lending relationship, the lender is or was not able to impact the impartiality of EY or assert any influence over the investment companies in the DWS Funds Complex whose shares the lender owns or owned, or the applicable investment company’s investment adviser. In addition, on June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex, Fidelity Management & Research Company et al., SEC Staff No-Action Letter (June 20, 2016) (the “Fidelity Letter”), related to similar Loan Rule issues as those described above. In the Fidelity Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. With respect to each lending relationship identified by EY, the circumstances described in the Fidelity Letter appear to be substantially similar to the circumstances that affected EY’s independence under the Loan Rule with respect to the Fund, and, in each case, EY confirmed to the Audit Committee that it meets the conditions of the Fidelity Letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche DWS Variable Series II

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	2/15/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	2/15/2019

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	2/15/2019